United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number               811-21757

American Independence Funds Trust
(Exact name of registrant as specified in charter)

335 Madison Avenue, Mezzanine New York, NY	10017
(Address of principal executive offices)	(Zip code)

Eric Rubin, President, 335 Madison Avenue, Mezzanine New York, NY  10017
(Name and address of agent for service)
with a copy to:
Jon Rand, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

Registrant's telephone number, including area code: (212) 488-1331

Date of fiscal year end:              10/31/2011

Date of reporting period:             04/30/2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).
Plan your arrival.®

April 30, 2011 (Unaudited)

The American Independence Funds	Semi-Annual Report

Stock Fund

International Equity Fund

Small Cap Growth Fund

Large Cap Growth Fund

Kansas Tax-Exempt Bond Fund

Short-Term Bond Fund

Core Plus Fund

U.S. Inflation-Indexed Fund

Active Interest Rate Management Fund

Fusion Fund

Absolute Return Bull Bear Bond Fund

NOT FDIC Insured. May lose value. No bank guarantee.

This material must be accompanied or preceded by a prospectus. American Independence Funds Trust is distributed by Matrix Capital Group, Inc.

The American Independence Funds
Semi-Annual Report – April 30, 2011 (Unaudited)

President’s Letter to Shareholders	1
Management Fund Commentaries and Fund Performance	3

Stock Fund
Schedule of Portfolio Investments	34
International Equity Fund
Schedule of Portfolio Investments	36
Small Cap Growth Fund
Schedule of Portfolio Investments	39
Large Cap Growth Fund
Schedule of Portfolio Investments	41
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments	43
Short-Term Bond Fund
Schedule of Portfolio Investments	52
Core Plus Fund
Schedule of Portfolio Investments	56
U.S. Inflation-Indexed Fund
Schedule of Portfolio Investments	61
Active Interest Rate Management Fund
Schedule of Portfolio Investments	63
Fusion Fund
Schedule of Portfolio Investments	64
Absolute Return Bull Bear Bond Fund
Schedule of Portfolio Investments	66

Statements of Assets and Liabilities	67
Statements of Operations	70
Statements of Changes in Net Assets	73
Financial Highlights	78
Notes to Financial Statements	88

Additional Fund Information
Portfolio Summaries	98
Table of Shareholder Expenses	100

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

American Independence Funds

President’s Letter to Shareholders

Dear Fellow Shareholder:

I am pleased to present you with the Semi-Annual Report for the American Independence Funds (the “Funds” or for each fund separately, a “Fund”) for the semi-annual period ending April 30, 2011. The first six months of the Funds’ fiscal year has certainly been a challenging one as anxiety prevailed in both the equity and fixed income markets. We have witnessed an unsettling market environment that has affected all types of asset classes and sectors, both domestic and international. This year has seen its share of tragic and historical events. In February, the world first began to witness what has become known as the Arab Spring. The political turmoil in North Africa and the Middle East began with a revolution in Tunisia, and spread to Egypt, Bahrain, Yemen and Syria. And, its spread into Libya has resulted in military and humanitarian action by NATO. Probably the largest economic effects of this turmoil have been the dramatic rise in oil and commodity prices and the increased threat of inflation. Then, in March, the tragedies in Japan (earthquake, tsunami and a near nuclear meltdown) created yet another panic among investors. Domestic and international markets received its second jolt in as many months. Domestically, the troubled housing and employment markets continue to weigh heavily on both the minds and wallets of many Americans. There are still far too many Americans who are looking for work and far too many who have lost all of the equity in their houses and are actually “under water”. On top of all that, the Federal Reserve’s program of buying U.S. Treasury and mortgage-backed securities, commonly referred to as QE2, is set to expire at the end of June. The Fed has indicated that it will gradually begin to wean the fixed income markets off of this support, first by eliminating the expansion of its balance sheet, then by raising short term rates, and then by selling existing Treasury holdings. The timing and magnitude of these moves will be determined by the pace of the economic recovery and the outlook for inflation. The first six months of the fiscal year have presented its share of challenges, but despite those challenges we see opportunities.

Despite these disappointing economic conditions and continued uncertainty, our Funds have performed well compared to their peers and benchmarks. The following pages offer insight into each Fund’s performance, with the Portfolio Managers commenting on the specific factors that impacted their respective Fund during the reporting period and an outlook for the remainder of the year.

The American Independence Stock Fund continues to be one of the top performing large cap funds in the Morningstar® universe. The American Independence Stock Fund (class I – ISISX) continued its over a decade run as the only large cap fund to have equaled or beaten the S&P 500 Index every year since 1999. It should therefore come as no surprise that the Fund carries a 5 star rating by Morningstar® in the Large Blend category and is in the top 9% for 3 year performance; 2% for 5 years; and 4% for 10 years.(1)

Additionally, the U.S. Inflation-Indexed Fund has received national attention for its strong performance. On April 1, 2011, the Fund was highlighted in the Wall Street Journal in its Category Kings feature. The Fund was recognized as being the 5th best performing Intermediate U.S. Fund ranked by 1 year total return as of March 31, 2011. The U.S. Inflation-Indexed Fund also carries a 5 star rating by Morningstar® in the Inflation-Protected Bond category and is in the top 8% for 3 year performance; 3% for 5 years; and 6% for 10 years. (1)

We continue to strive to improve the cost and efficiency of service as well as performance of the Funds. During the past year, we made some portfolio management changes, which we feel will help improve the Funds’ performances. On December 1, 2010, Boyd Watterson Asset Management, LLC assumed the sub-advisory function for the Core Plus Fund. Shareholders approved the new sub-adviser at a

(1)	Source: Morningstar, Inc. Morningstar ratings are based on the Institutional Class shares.

The American Independence Stock Fund Institutional Class received a 5-star rating for overall performance, for the period ending May 31, 2011, 5 stars for 3-year performance among 1,668 Large Blend funds, 5 stars for 5-year performance among 1,424 funds, and 5 stars for 10-year performance among 807 funds.

The American Independence U.S. Inflation-Indexed Fund Institutional Class received a 5-star rating for overall performance, for the period ending May 31, 2011 5 stars for 3-year performance among 154 Inflation-Protected Bond funds, 5 stars for 5-year performance among 128 funds, and 4 stars for 10-year performance among 19 funds.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and is rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics.

American Independence Funds

meeting held on April 27, 2011. Subsequent to the end of the Funds’ first six months of the fiscal year, the portfolio management team for the International Equity Fund changed. Nardin Baker, a member of the Guggenheim/SGI Global Investment management team located in Boston, and Jakob Wold, who is located in Oslo, Norway, assumed responsibility for the portfolio on May 31, 2011. In addition, the Fund was renamed the International Alpha Strategies Fund and the Institutional Class expense ratio was lowered from 1.25% to 0.95%. American Independence’s fund line-up was broadened by adding the American Independence Active Interest Management Fund. The fund invests in only U.S. Treasury securities and is actively managed based on the proprietary “Interest Rate Scorecard.” This Fund was introduced on March 28, 2011 and is intended on providing shareholders with the ability to grow and protect their principal investment regardless of the direction of interest rates. The Fund is managed by Kirk Barneby and Glenn Dorsey, who also manage the Absolute Return Bull Bear Bond Fund and the fixed income portion of the NestEgg Target Date Funds. Also, on December 9, 2010 the Large Cap Growth and Small Cap Growth Funds went live. These two funds provide investors with the opportunity to invest in two more equity asset classes.

We thank you for your continued support, and American Independence will continue to seek to provide additional services, improve existing ones, and build upon the existing strong foundation. Please do not hesitate to contact us with any questions at 1-866-410-2006. I hope to see the markets improve during the second half of 2011 and wish you a healthy and enjoyable summer.

Sincerely,

Eric M. Rubin
President
American Independence Funds Trust
American Independence Financial Services, LLC

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

Important Disclosures

Investing in the Funds involves risk. Equity securities are more volatile and carry more risk than other forms of investments. The Funds may invest in small and mid cap securities which are more volatile than large cap stocks; foreign investments may contain more risk due to inherent risk associated with changing political climate, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

For more complete information on the American Independence Funds, you can obtain a prospectus containing complete information for the funds by calling 1-866-410-2006, or by visiting www.aifunds.com. Please read the prospectus carefully before investing. You should consider the fund’s investment objectives, risks, charges, and expenses carefully before you invest or send money. Information about these and other important subjects is in the Funds’ prospectus.

Past performance does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original costs.

American Independence Financial Services, LLC is a limited liability company.

Shares of the American Independence Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with American Independence Financial Services, LLC.

Not FDIC Insured - May Lose Value - No Bank Guarantee

American Independence Funds

Stock Fund Commentary

Jeffrey Miller – Portfolio Manager

The American Independence Stock Fund Institutional Class (the “Fund”) returned 11.01% in the six month period ending April 30, 2011. Over that same period, the Fund’s benchmark, the S&P 500 Index, returned 16.36% and the Russell 1000 Value Index returned 17.29%.

Although economic fundamentals improved, and the pace of economic activity quickened over the past six months, in our opinion the rise in share prices, based on investors’ expectations, has moved ahead of the hard realities facing both the U.S. and global economies. In particular, investors have taken comfort from better than expected corporate earnings. Expectations though have been managed through cautious guidance creating something of a low bar, in our estimation, which firms were able to meet or exceed. Better than anticipated earnings created a rising tide, which has lifted many shares higher.

Unfortunately, our bottoms up, fundamentally driven approach does not work as well in an environment in which investors are indiscriminate in the valuations they collectively assign to companies. As a consequence, we have found fewer attractive opportunities. As in the past, when opportunities for investment have dried up, we have not been reluctant to accumulate cash. It is our experience that buying simply for the sake of being fully invested is a cardinal sin which often results in the penance of future losses. In the short term, as the equity markets have risen higher, the Fund has forfeited some of this rise. But since April 30, 2011, the Fund has retaken some of the ground lost as share prices have retreated as investors have reassessed the prospects for strong, sustained global and domestic growth.

In general, the Fund’s performance deficit (versus its benchmark) was due less to the stocks owned by the Fund than stocks not held by the Fund over this period. Relative performance was also hampered by an underweight to the Energy sector. Energy shares (measured by the S&P 500 Energy Sector Index) climbed 36.28% during this period, eclipsing the returns for the other major economic sectors. The sharp spike in crude oil explains investors’ enthusiasm for energy shares. From the end of October 2010 to the end of April 2011, the price of a barrel of West Texas Intermediate Crude (the primary grade of oil traded in the United States) jumped from $81.45 to $113.39 per barrel. Political turmoil in the Middle East, inflationary fears and concerns about the fiscal stability of the United States and much of the developed world induced investors to seek shelter in oil and other commodities. While energy shares were not completely absent from the Fund’s holdings (Noble Corporation, Occidental Petroleum and Chevron were holdings of the Fund during this period), the percentage devoted was less than found in the benchmark. This coupled with the wide disparity in returns between the sector and the other sectors in the benchmark accounted for another slice of the Fund’s relative underperformance.

A second arena in which the Fund was light versus the benchmark was in economically cyclical names. As signs proliferated of an economy beginning to gather strength, the share prices of firms in a variety of industries, ranging from machinery to aerospace to farm and construction equipment among others, rose in tandem. The S&P 500 Industrials’ Sector Index was the second best performing sector in the market, returning 21.73% over the six months ending April 30, 2011. Once again, the disparity in returns (between the sector index and the broader market) turned even a slight underweight to the sector into another drag on the Fund’s relative performance.

One sector which with the benefit of hindsight we would have preferred to avoid was Financial Services. The Fund had a higher than benchmark allocation to the underperforming Banking Industry. While bank stock prices rose in the aggregate during the period, they trailed the broader market.

Looking ahead, we believe investors will become a bit more discriminating. As well, we believe the spike in crude oil prices has been over done; future weakness or a retreat in oil prices to below the psychologically important $100/barrel threshold, will force a reappraisal lower of oil company share prices. Both developments, should they come to pass, should provide a more favorable environment for our bottom-up, fundamental investment process.

While macroeconomic conditions have recently impeded the Fund’s performance, we remain committed to our bottom up investment process. We continue to believe that companies with strong brands, significant free cash flows, and high returns on invested capital that are purchased at low prices relative to cash flow are the best investments over time, as they are able to internally fund their operations

American Independence Funds

and take advantage of new market opportunities when their competitors are weak. Our success is the result of being disciplined about implementing our process. For long positions, we look for excellent returns on total invested capital, low prices to free cash flow, strong operating business models that are sustainable over time and free from rapid degradation or change, and short-term stock market weakness that gives us a good entry point into the stock. Once we purchase a stock, we stringently manage risk in an attempt to minimize losses from our mistakes (which are frequent, but generally contained) while maximizing our gains when we are correct. Risk management is an integral part of our money-making process, as the key to success is not only picking winners but avoiding big losers.

We appreciate the opportunity to manage your investment in the American Independence Stock Fund. Please contact us with any questions you may have.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Stock Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on April 30, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011		Annualized
	6 Months*	1 Year	5 Year	10 Year
Stock Fund
Institutional Class Shares	11.01%	14.87%	7.06%	6.59%
Class A Shares (1)	4.49%	8.00%	5.32%	5.50%
Class C Shares (2)	9.50%	12.70%	6.60%	6.05%
Russell 1000 Value Index	17.29%	15.24%	1.40%	4.31%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

*	Not annualized.
(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the fund, prior to commencement of operations on September 24, 2007, includes the performance of the Fund’s Class A shares from March 20, 2006 through September 23, 2007 and the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Russell 1000 Value Index is an unmanaged index of common stocks for companies that make-up the Russell 1000 Index and have been identified by the Russell Investment Group as offering lower price-to-book ratios and lower forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

International Equity Fund Commentary

Nardin Baker – Portfolio Manager

The American Independence International Equity Fund Institutional Class (the “Fund”) returned 10.00% in the six months ending April 30, 2011. Over this same period, the Fund’s benchmark, the MSCI EAFE Index (with net dividends), returned 12.71%. April was the strongest month as the Fund returned 5.13% versus a benchmark return of 5.98%.

The portfolio management team made significant changes in stock holdings during March and April to position the Fund for higher expected performance coming from larger capitalization companies with stable earnings and stronger profitability.

The Fund is currently fully invested (99.7%) with a beta of 0.99 to the MSCI EAFE Index. The predicted annual standard deviation of returns versus cash (our preferred yardstick for managing total portfolio risk) is 18.8%, the same level as the Fund’s benchmark.

Market overview

Equity markets around the world have performed very well in the last six months as the global economy showed signs of strength. The Federal Reserve’s U.S. Dollar Index (measured against six major currencies) fell from a high of over 81 at the end of November to below 73 at the end of April. Silver prices rose an astonishing 94% in the period and Brent Crude oil was up more than 47% as the price jumped from $85 to $125 per barrel (a spike that resulted in gasoline prices surging higher).

Not surprisingly, Energy stocks around the world were the best performing sector, rising 29% in the 6 months through April. Utilities (up 2.3%) were the weakest sector. The Nordic area (which contains the oil economy of Norway) was the strongest major world region up 19.5%; in contrast, Japan, reeling from a major earthquake and damage from the resulting tsunami in March, was up only 4.8% for the period.

Asia

The start of 2011 presented a marked deviation in regional performance from that experienced in the previous year. The smaller markets of Southeast Asia including Thailand, Indonesia, Malaysia and the Philippines were star performers in 2010, joined by Norway, Sweden, Denmark and Germany in the developed world. Meanwhile, the markets of the European periphery lagged along with Japan. With few exceptions, the situation reversed in the first two months of 2011. The four previously mentioned Southeast Asian markets were all down in January and February, while Japan was one of the region’s strongest performers. Imported inflation, interest rate adjustments, strengthening currencies and the possibility of capital controls all weighed on the Southeast Asian markets while Japanese companies demonstrated their ability to deal with the headwind of a strengthening yen by pushing operating margins to historically high levels.

Japan suffered triple devastations in March from a 9.0 magnitude earthquake, a quake-generated tsunami and the nuclear reactor catastrophes at Fukushima. From March 9th when the country’s Topix Index peaked at 1,185 to March 15th, when the market bottomed in panic selling at 962, the index lost 19%. The total economic and financial losses to Japan are still not known, but are forecasted to be in the hundreds of billions of dollars. Some economists now forecast a decline in 2011 GDP growth of more than 1 percent. With a debt to GDP ratio in excess of 200%, major loss of infrastructure, damage to manufacturing and an electricity deficit that may have to be filled by increasingly expensive coal, oil and natural gas imports, we believe the outlook for Japan is very uncertain.

Europe

Back in Europe, the strongest performers in this part of the year were on the continent’s periphery. By mid-February, when European markets peaked, the Greek market had gained 24% and the Spanish market 18 percent. A massive defeat of Ireland’s ruling Fianna Fail Party on February 26th was a loud expression of voter anger over the country’s bailout but did not free Ireland from its almost certain near-term future of low economic output, high unemployment, rising taxes and austerity measures. Just as the Irish, their new leaders and their creditors were coming to terms with their fate, Portugal fell into chaos. Rumours of an imminent EU/IMF bailout of Portugal swept the market in March, contributed to the fall of Prime Minister José Sócrates and created a third political/fiscal wreckage site in Europe. In the Middle East, turmoil broke out in many countries, with major revolutions developing in Egypt, Syria and Libya. Libya’s leader for four decades, Col. Moammar Gadhafi, faced off against rebels and the combined forces of NATO.

American Independence Funds

Positioning

In Asia, the Fund reduced holdings in Japan and increased exposure to stocks in Australia. Sony Financial and Pioneer Corp in Japan were sold and Commonwealth Bank and BHP Billiton were purchased. In Europe, holdings in France were decreased and purchases were made in Great Britain. The new stocks added to the Fund in Great Britain included AstraZeneca and British American Tobacco, while the Fund sold BNP Paribas from its French holdings.

The sector weights were also adjusted. Consumer Cyclical stocks were reduced in favour of Consumer Staples and Utilities were sold down as positions were added in the Materials sector. The Fund is now overweight, relative to the MSCI EAFE Index, in Consumer Staples and Health Care and underweight in Consumer Cyclicals, Financials, and Utilities.

The Fund increased its exposures to measures of profitability – including Profit Margin, Return-on-Assets, and Return-on-Equity. The portfolio’s Growth characteristics, measured by Earnings, Sales, and Margin growth, were also increased. Value attributes, including Book-to-Price, Earnings-to-Price, and Sales-to-Price, in contrast were all lowered. The average risk of the stocks in the portfolio was reduced and the average market capitalization was increased by buying large market cap companies with better than average earnings stability. Generally, the Fund now holds larger, more financially stable stocks with higher profitability and lower risk. These types of stocks tend to perform relatively well when the global economy is growing slowly and there is considerable uncertainty about prices and profits.

While the overall portfolio characteristics have been adjusted to deal with slow economic growth, we continue to focus on bottom up stock picking. The Fund holds approximately 60 names in the portfolio and is diversified across sectors and countries in the international markets. In the current environment, with low bond yields and volatility in stocks, and currencies and sentiment, stability and profitability are at a premium.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

International Equity Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on April 30, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011		Annualized
	6 Months*	1 Year	5 Year	10 Year
International Equity Fund
Institutional Class Shares	10.00%	16.05%	1.47%	6.04%
Class A Shares (1)	3.39%	8.96%	(0.23)%	4.89%
MSCI EAFE Index	12.71%	19.18%	1.54%	5.29%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

*	Not annualized.
(1)	Reflects maximum sales charge of 5.75%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged, arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Small Cap Growth Fund Commentary

Robert Natale – Portfolio Manager

The American Independence Small Cap Growth Fund –Institutional Class (the “Fund”), from inception (December 9, 2010) through April 30, 2011, returned 8.83%. In contrast, the Fund’s benchmark (the Russell 2000 Growth Index) returned 15.22% over this period and the S&P 500 Index returned 11.33% since the Fund’s inception.

Both indices, as well as the U.S. equity markets overall, benefited from the global economic recovery (especially in the U.S.), strong corporate profit growth (driven primarily by a dramatic expansion in profit margins) and the beginning of what may be a significant, long term reallocation of pension and individual assets into equities from fixed income instruments.

Since the Fund’s inception, investor sentiment was buoyed by a number of positive developments. The Federal Reserve’s second quantitative easing (“QE2”) program appears to have favorably induced investors to accept more risk. Despite political gridlock in Washington, Democrats and Republicans struck a deal to extend the Bush tax cuts for two more years. Corporate profits came in well over expectations for the December and March earnings periods. A lower dollar has spurred export growth. And, there has been some progress evident in getting Americans back to work.

These factors more than offset lower than projected GDP growth, higher inflation (lead by food and energy costs), political unrest in the Middle East, civil war in Libya, the disruption wrought by the Sendai earthquake and tsunami and the growing worries of inflationary pressures emerging in China and elsewhere in other rapidly growing nations.

Process

Although the American Independence Small Cap Growth Fund is new, the investment process used to manage the Fund has been successfully used to manage other small cap growth portfolios. There are four steps to our investment process. The first is to underweight or overweight economically sensitive industry sectors based on our views of where we are in the economic cycle. The second step is to screen the large cap growth stock universe using three investment screens: low P/E to growth, a discounted cash flow model and a fair value tool, which compares the value of stocks against all companies in the S&P 500, its peers and the value the stock has traded in the past. Those equities that look attractive based on these three screens within each economic sector become our “opportunity set.”

The third step is old fashioned fundamental securities analysis. This is a critical step in the process. A stock may look relatively attractive, but there are often a number of good reasons why, upon closer inspection, we pass on the opportunity. In fact, the majority of stocks analyzed never make the final cut for inclusion in the portfolio. Those that do are typically market leaders that, in our view, are likely to maintain their competitive edge. Despite all the care taken, mistakes do happen. When we believe a mistake has been made, we promptly sell the stock. We strive to take our capital losses early and let our profits run, which helps to protect returns for holders in taxable accounts.

The fourth and final step is risk mitigation. We take care to make sure that we are not taking inordinate risk to achieve our returns. Our goal is to keep tracking error, a measure of how far away a portfolio is constructed differently from its benchmark, between five and ten percent. A variety of techniques helps us keep a fairly concentrated portfolio of approximately 45 to 50 stocks within these bounds. Among these are limitations to the Fund’s sector weightings, establishing initial positions at approximately two percent and trimming the Fund’s winners once they exceed 3.5%.

This process is quite similar to that used for the Large Cap Growth Fund. There are some differences, however. Among the most salient is that the small cap growth segment of the market is much more volatile than the large cap growth arena. Although we do try to minimize individual company risk by limiting position size and sector weighting variance to the benchmark as in the large cap growth portfolio, we relax our tracking error limits in order to focus more on absolute returns instead of risk adjusted returns. Whereas, the tracking error of the large cap growth fund ranges between five and ten percentage points, the small cap growth fund’s tracking error to its benchmark is typically between fifteen and twenty percent. This maximizes returns when we are right, but also when we are wrong.

Results & Strategy

Although the Fund had a positive return, it underperformed the benchmark. This shortfall was due to both stock selection and sector allocation. Despite being generally overweight more sensitive sectors of the economy, we were underweight energy, which was by far the best performing sector during

American Independence Funds

this time. We were also underweight healthcare, which performed relatively well in the small cap growth category.

As for stock selection, the stocks which had the greatest negative contribution to returns were American Superconductor, Radian Group, Kit Digital, Power One and Assured Guaranty. American Superconductor is a leader in providing mechanical and electrical systems for wind turbines as well as superconducting wire for smart grid applications. The firm reported a significant shortfall in revenue for its March quarter. Its largest customer, Sinovel, which is based in China, and which accounted for over 70% of revenues in recent quarters, has recently scaled back its orders. This announcement came just one week after the company’s CEO reiterated earnings guidance for the quarter at a major conference. In light of the uncertainties created by these mixed messages, we opted to sell the Fund’s holdings in American Semiconductor.

Radian Group is a provider of mortgage guarantee insurance. It is in the process of recovering from the housing debacle of 2007-08. We expect much of the large losses generated in recent years to end towards the end of this year, turning into substantial profits in 2012. However, the pace of that transformation has been slower than expected. Kit Digital is the leading provider of video delivery software over the Internet. It recently announced a significant stock offering to cover some major acquisitions that will take its market share over 50% of this fast growing software category. Power One provides solar and wind power inverters, plus more traditional AC-to-DC and DC-to-DC power converters. Revenue and earnings growth has been strong, but investors are wary of a potential drop in demand as certain solar subsidies are curtailed in Italy and Germany. Our view is light of the new questions raised regarding the safety of nuclear power in the wake of the accident at the Fukushima Diiachi plant in Japan, the future outlook for solar and wind is even sunnier now. Anticipated nuclear plant retirements in Germany and elsewhere in Europe are forecasted to produce a shortfall in generation capacity which we believe, given the strength of the environmental lobby in Europe, can only be met by increased alternative energy electrical generation, including solar and wind. Assured Guaranty is the leading provider of private municipal bond guaranty insurance. Because they were able to avoid the severe financial constraints of its peers by eschewing financial guarantees of riskier packaged securitizations and related derivatives, it stands to eventually benefit from the eventual recovery of the private municipal bond guarantee. However, Standard & Poor’s, a rating agency, recently asked for comments on a proposed change in the way muni bond guarantors like Assured could be rated, which could require significant additional resources. Although we do believe this eventually will come to pass, we decided to sell the shares in order to reduce the Fund’s exposure to the financial sector.

The stocks which provided the greatest contributions to returns were American Capital (a leading publicly traded private equity investor with over 200 investments in a diversified roster of companies), Hansen Medical (a healthcare equipment company which is a leader in robotic systems for cardiac arrhythmia and vascular anatomy which recently signed a technology licensing deal with Philips), MPG Office Trust (the largest owner of commercial office properties in the LA area), Ulta Salon (a rapidly expanding retail cosmetics chain that continues to exceed both same store sales and earnings expectations) and Molycorp (a mining company which is in the process of reopening the only operating mine for rare earth elements in the United States). We sold MPG Office Trust upon the announcement that management was placing more office properties into default than we had anticipated in effort to pressure financers to agree to more favorable terms. We also took profits in Ulta Salon once it reached our intermediate term target price, and in Molycorp as its capitalization now exceeds $3.5 billion, the outer limit of what we deem appropriate for a small cap growth portfolio. The five largest holdings in the portfolio, as of April 30, 2011, were American Capital, Mortons Restaurant Group, Bruker, Materion and MBIA.

The performance of small cap stocks are less affected by the macroeconomic environment and more by individual company characteristics. There are currently a number of investment themes that we seek to profit from. Thus, the Small Cap Growth Fund’s near to intermediate term performance will be subject to, among other things, shifts in investor sentiment towards evolving fundamentals underlying the alternative energy industry, several pending late stage trial results for cancer vaccines which attempt to trigger a favorable response by putting to work an individual’s own immune system against the disease, the gradual decline in mortgage defaults and improving consumer confidence which translates into higher restaurant same store sales.

We appreciate the opportunity to manage your investment in the American Independence Small Cap Growth Fund. We look forward to our next communication with you in approximately six months.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Small Cap Growth Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 9, 2010. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011
Since Inception
Small Cap Growth Fund
Institutional Class Shares	8.83%(2)
Class A Shares (1)	(0.73)%(3)
Russell 2000 Growth Index	15.22%(2)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	For the period December 9, 2010 (commencement of operations) through April 30, 2011.
(3)	For the period April 19, 2011 (commencement of operations) through April 30, 2011.

The Russell 2000 Growth Index is an unmanaged index of common stocks for companies that make-up the Russell 2000 Index and have been identified by the Russell Investment Group as offering higher price-to-book ratios and higher forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Large Cap Growth Fund Commentary

Robert Natale – Portfolio Manager

Performance

The American Independence Large Cap Growth Fund – Institutional Class (the “Fund”), from inception (December 9, 2010) through April 30, 2011, returned 11.83%. In contrast, the Fund’s benchmark (the Russell 1000 Growth Index) returned 11.22% over this period and the S&P 500 Index returned 11.33% since the Fund’s inception.

Both indices, as well as the U.S. equity markets overall, benefited from the global economic recovery (especially in the U.S.), strong corporate profit growth (driven primarily by a dramatic expansion in profit margins) and the beginning of what may be a significant, long term reallocation of pension and individual assets into equities from fixed income instruments.

Since the Fund’s inception, investor sentiment was buoyed by a number of positive developments. The Federal Reserve’s second quantitative easing (“QE2”) program appears to have favorably induced investors to accept more risk. Despite political gridlock in Washington, Democrats and Republicans struck a deal to extend the Bush tax cuts for two more years. Corporate profits came in well over expectations for the December and March earnings periods. A lower dollar has spurred export growth. And, there has been some progress evident in getting Americans back to work.

These factors more than offset lower than projected GDP growth, higher inflation (lead by food and energy costs), political unrest in the Middle East, civil war in Libya, the disruption wrought by the Sendai earthquake and tsunami and the growing worries of inflationary pressures emerging in China and elsewhere in other rapidly growing nations.

Process

Although the American Independence Large Cap Growth Fund is new, the investment process used to manage the Fund has been successfully used to manage large cap growth portfolios for over a decade. There are four steps to our investment process. The first is to underweight or overweight economically sensitive industry sectors based on our views of where we are in the economic cycle. The second step is to screen the large cap growth stock universe using three investment screens: low P/E to growth, a discounted cash flow model and a fair value tool, which compares the value of stocks against all companies in the S&P 500, its peers and the value the stock has traded in the past. Those equities that look attractive based on these three screens within each economic sector become our “opportunity set.”

The third step is old fashioned fundamental securities analysis. This is a critical step in the process. A stock may look relatively attractive, but there are often a number of good reasons why, upon closer inspection, we pass on the opportunity. In fact, the majority of stocks analyzed never make the final cut for inclusion in the portfolio. Those that do are typically market leaders that, in our view, are likely to maintain their competitive edge. Despite all the care taken, mistakes do happen. When we believe a mistake has been made, we promptly sell the stock. We strive to take our capital losses early and let our profits run, which helps to protect returns for holders in taxable accounts.

The fourth and final step is risk mitigation. We take care to make sure that we are not taking inordinate risk to achieve our returns. Our goal is to keep tracking error, a measure of how far away a portfolio is constructed differently from its benchmark, between five and ten percent. A variety of techniques helps us keep a fairly concentrated portfolio of approximately 45 to 50 stocks within these bounds. Among these are limitations to the Fund’s sector weightings, establishing initial positions at approximately two percent and trimming the Fund’s winners once they exceed 3.5 percent.

Results & Strategy

Favorable security selection helped the Fund beat its benchmark and the S&P 500 Index in the period since its inception through April 30, 2011. Despite being generally overweight economically sensitive sectors, we were underweight energy and industrials during the period. Energy stocks did particularly well over this period. But favorable stock selection in the materials sector more than made up for the drag on relative results from a lower than benchmark weight allocation to energy stocks.

The five individual stocks that provided the most significant contribution to relative returns were Molycorp, Allegheny Technologies, Cliffs Natural Resources (all in the materials sector), Intuitive Surgical and Abercrombie & Fitch. We continue to hold four of the five positions. Intuitive Surgical was sold once the stock reached our intermediate term target price.

American Independence Funds

Molycorp is in the process of reopening (and will be operating) the only rare earths mine in the United States. Rare earths, despite the name given to these elements, are not particularly scarce; rather these elements occur in only a few regions in sufficient concentration to facilitate extraction. The Inner Mongolia region of China is one such area where rare earths elements are found in relative abundance. As a result, China now is the leading source of rare earths, which are used in many emerging electronics and advanced industrial products. Over the past several years, the Chinese government has periodically cut back exports to boost its nascent high tech industries. This has lead to a scramble to find new sources, especially in the U.S., Australia, Greenland and South Africa – a trend that has benefitted firms like Molycorp.

Allegheny Technologies is a leading provider of specialty alloys used in the next generation of commercial aircraft being introduced by Boeing and Airbus. Intuitive Surgical is the leader in robotic equipment being used for prostate, more intricate gynecological and now general surgery procedures. Cliffs Natural Resources is the leading independent iron ore provider in the U.S. and is building a significant position as a supplier of iron ore to China. Abercrombie & Fitch is the leading provider of teen and young adult clothing and is making a significant push into Europe with its A&F and Hollister brands.

The five stocks that most detracted from returns were Assured Guaranty, Best Buy, Visa, Intel and Google. All but Google have been sold. As of April 30, the Fund’s top five holdings were Apple, Affiliated Managers, Cummins, Cliffs Natural Resources and Allegheny Technologies.

Over the last 20 years, this country has experienced three recessions – with the last downturn by far the most severe of the three. Only now has the recovery ended and economic expansion begun. But the current upturn is shallower than in the past: in part because the U.S. has a more mature economy, state budget shortfalls are inhibiting net job growth, the housing sector remains mired in overcapacity and foreclosures and investors’ worries over the Federal debt and deficit. In our view, a better managed economy should help extend the current expansion. Hence, we continue to be overweight economically sensitive groups.

Two developments are most likely to bring the recovery to a halt. They are a failure to rein in the Federal deficit and reduce the government’s outstanding debt, and a surge in inflation. Our current thinking is that, in the absence of solving our huge structural deficit by political means, bond investors will not trigger a true day of reckoning until after the Presidential elections in late 2012. As for inflation, stocks usually continue to rise until the overall inflation rate exceeds three percent. Since housing related costs are the single largest component of consumer prices, we anticipate headline inflation rates will remain moderate as long as the residential housing market is depressed. Likewise, with slack and overcapacity in the economy, we do see wage pressures emerging on the horizon. Thus, in our view consumer price inflation is unlikely to accelerate above three percent for at least the next two years.

We appreciate the opportunity to manage your investment in the American Independence Large Cap Growth Fund. We look forward to our next communication with you in approximately six months.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Large Cap Growth Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 9, 2010. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011
Since Inception
Large Cap Growth Fund
Institutional Class Shares	11.83%(2)
Class A Shares (1)	(1.06)%(3)
Russell 1000 Growth Index	11.22%(2)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	For the period December 9, 2010 (commencement of operations) through April 30, 2011.
(3)	For the period April 19, 2011 (commencement of operations) through April 30, 2011.

The Russell 1000 Growth Index is an unmanaged index of common stocks for companies that make-up the Russell 1000 Index and have been identified by the Russell Investment Group as offering higher price-to-book ratios and higher forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Kansas Tax-Exempt Bond Fund Commentary

Robert Campbell – Portfolio Manager

The American Independence Kansas Tax-Exempt Bond Fund Institutional Class (the “Fund”) returned -0.26% over the six months ending April 30, 2011. Over the same period, the Barclays Capital Municipal 7 Year Bond Index, the Fund’s benchmark, returned -0.04% while the average fund in the Lipper Other Single State Intermediate-Term Municipal Bond category returned -0.78%.

The Fund’s performance, relative to both unmanaged indices and other municipal bond funds, held up and fared well despite a challenging and sometimes difficult environment for tax-exempt debt over the past six months. Six months may seem like a short time, but the last few months have seen a number of noteworthy changes and developments which have influenced investor demand for municipal debt.

Last November, national, state and local elections changed the political environment and caused many Americans to change their viewpoint on taxes. Instead of accepting higher taxes, opposition to tax rate increases spread. As a consequence, investors stopped chasing municipal bonds as a means to shelter future income. In fact, the change in the tax perspective was so profound that some former investors sold some of their tax sheltered investments, both individual securities and mutual fund holdings. Consequently, there was an excess supply of municipal bonds available when a month before there was a shortage of these securities. This caused prices on municipal bonds to weaken and yields to rise.

Later in the year an equity oriented analyst weighed in on the municipal bond market and proclaimed the sky was falling. This pronouncement caused an increased selling in the municipal secondary market by individual investors who suddenly became concerned about bond holdings of which they knew little about, having relied almost exclusively on the assessments of third-party bond rating agencies. With the reputation of the bond rating agencies in tatters, investors have become more cautious about credit risk. This new found caution has caused a shift in portfolio allocations with U.S. Treasury notes and bonds – despite their paltry yields – big beneficiaries. This increased selling pressure caused municipal bond prices to decline further and the corresponding yields to rise. The change in investment environment was so profound that some bonds being sold had trouble getting reasonable bids.

Eventually, the concern about the municipal solvency subsided a bit, but only after the entire market started trading at higher adjusted yield levels. Over a 3 ½ month period, long municipal bond yields had risen 90 basis points or 9/10 of one percent. Shorter maturity bond yields did not rise as much. This market adjustment caused the municipal bond yield curve to get even steeper than it was last summer and fall. The steepness in the yield curve is evident when the yields on 30 year municipal bonds are compared to the yields on 1 year municipal bonds. In January 2011, 30 year yields were over 5.00% while 1 year municipal yields were 0.40%. In September 2010, 30 year yields were a little over 4.00% while 1 year bonds were still around 0.40%. As a result, in January 2011, you could pick-up 4.50% to extend from 1 to 30 year, while just three months before the yield pick-up was only 3.50%. Historically, this extension trade typically is between 1.50%-3.50%; so today we are in unusual territory. Long municipal bonds are, by this measure, relatively cheap.

In the last three months the market has witnessed a reversal of the previous decline in bond prices with yields retreating. We have regained about half of what was lost in the previous months. Excess supply has been eliminated and new issue volume in the municipal market is limited. In Kansas, new volume issuance is down 58.00% for the first four months of 2011 compared to the same period last year. In 2011, there have been a total $710 million of Kansas new bonds. That may seem like a lot, but Kansas makes up only about 0.50% of all municipal debt sold so far this year.

As mentioned in the previous commentary to the shareholders, the Fund saw excellent growth in assets during 2010. The growth has stabilized and has remained fairly static over the last few months with total assets now around $275 million. Whether the Fund sees future inflows from new shareholders like last year is unknown, but despite a more limited supply of Kansas bonds there are sufficient bonds to remain selective in following our investment strategy. The Fund will continue to focus on Kansas projects with Kansas money.

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As in the past, the Fund will continue to invest in selective Kansas municipal bonds affording a reasonable yield. The Fund will remain diversified amongst a broad cross section of bond types and localities. We contemplate no changes to the philosophy, strategy or standards which have done well for the Fund and its shareholders since its inception.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Kansas Tax-Exempt Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on April 30, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011		Annualized
	6 Months*	1 Year	5 Year	10 Year
Kansas Tax-Exempt Bond Fund
Institutional Class Shares	(0.26)%	3.12%	4.26%	4.14%
Class A Shares (1)	(4.72)%	(1.66)%	2.96%	3.29%
Class C Shares (2)	(1.74)%	1.10%	3.22%	3.10%
Barclays Capital 7-Year Municipal Bond Index	(0.04)%	4.70%	5.65%	5.21%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

*	Not annualized.
(1)	Reflects maximum sales charge of 4.25%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Kansas Tax-Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund’s Class A shares and Institutional Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Institutional Class shares prior to the commencement of operations of Class A shares on August 6, 2002 and has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. The performance of the Class C shares of the Fund, prior to commencement of operations on May 22, 2007, includes the performance of the Fund’s Class A shares, which has been restated to reflect differences in any applicable sales charges and expenses. On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (or the SEI Portfolio) of the SEI Tax-Exempt Trust was reorganized into the predecessor fund, using substantially the same investment objectives, policies, and methodologies of the SEI Portfolio. The performance of the Fund also includes performance of the SEI Portfolio for periods prior to May 17, 1997.

The Barclays Capital 7-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Short-Term Bond Fund Commentary

Kenneth O’Donnell – Portfolio Manager

The American Independence Short-Term Bond Fund Institutional Class (the “Fund”) returned 0.20% during the six month period ending April 30, 2011. The Fund’s benchmark, the BofA Merrill Lynch 1-3 year U.S. Treasury Index, returned 0.10% over this same period.

Fund performance was aided by allocations to investment grade corporate bonds, mortgage backed securities, and residual exposures to distressed non-agency residential mortgage backed securities. Interest rate positioning relative to the benchmark negatively impacted portfolio returns as interest rates climbed following the announcement of another stage of quantitative easing by the Federal Reserve.

While we invest the Fund’s assets predominantly in domestic investment grade debt securities, we may also employ the use of exchange traded U.S. Government bond futures to hedge interest rate risk. The use of such futures is an integral component of the Fund’s strategy, but is not meaningful in the overall investment results. During the six months ending April 30, 2011, the futures strategies had a net realized and unrealized loss, which was less than a 1% impact to the Fund’s net assets; therefore, the Fund’s performance was negligibly impacted by the use of the futures.

Outlook and Strategy

The market awaits the end of the quantitative easing program (“QE2”) in June 2011 with trepidation as the self sustaining nature of the economic recovery remains in question. Economic data has been mixed though recent improvement in the labor sector suggests that the recovery is continuing. The end of QE2, however, does not necessarily signal a change in monetary policy. The current environment of modest growth and benign inflation reduces the pressure on the Fed to remove policy accommodation in the near term. Short term interest rates are likely to remain low with the Federal Funds target rate anchored at near zero levels through year end. The portfolio is positioned to take advantage of attractive opportunities embedded in the elevated slope of the yield curve.

The credit markets continue to provide value in this low interest rate environment. Corporate profitability remains robust and balance sheets are strong. This combination has reduced default risk across the asset class. Meanwhile, corporate bond issuers are eager to lock-in attractive long term funding rates presenting numerous opportunities to add incremental yield to the Short-Term Bond Fund.

The structured credit markets have also provided attractive opportunities. In the mortgage-backed securities (MBS) sector, prepayment rates have been declining despite mortgage rates at record low levels. Stable prepayments increase the value of premium MBS held in the portfolio. The asset-backed sector has benefitted from the improvement in consumer credit fundamentals. Secondary market liquidity has improved significantly presenting additional opportunities to add stable cash flows to the portfolio.

In conclusion, we remain positive on the investment grade credit and structured securities markets and will continue to look to these sectors as a source of value in this low interest rate environment.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Short-Term Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on April 30, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011		Annualized
	6 Months*	1 Year	5 Year	10 Year
Short-Term Bond Fund
Institutional Class Shares	0.20%	2.48%	3.45%	3.10%
Class A Shares (1)	(2.05)%	(0.07)%	2.72%	2.70%
Merrill Lynch 1-3 Year U.S. Treasury Index	0.10%	1.84%	4.13%	3.66%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

*	Not annualized.
(1)	Reflects maximum sales charge of 2.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the UltraShort Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund prior to the commencement of operations on May 3, 2006, includes the performance of the Fund’s Institutional Class shares from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses.

The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Notes with maturities ranging from approximately one to three years.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Core Plus Fund Fund Commentary

David M. Dirk – Portfolio Manager

Over the six months ending April 30, 2011, the American Independence Core Plus Fund (the “Fund”) returned -0.18% while the benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), returned just 0.02%.

Despite numerous, intermittent flights to quality, caused by political unrest in the Middle East, civil war in Libya, the Japanese earth quake and lingering concerns over the fiscal solvency of Greece, Portugal and Ireland, interest rates rose over the period. The yield on the 10 Year constant maturity Treasury note rose 69 basis points (a basis point equals one-one hundredth of a percent) to 3.32%, while the yield on the 30 Year Treasury bond rose 41 basis points to 4.40%. As a result, the U.S. Treasury sector of the Index declined 1.52% during this period.

In the face of such headwinds, other taxable fixed income sectors showed mixed results. The Barclays Capital U.S. Credit Index returned 0.56% over the six months ending April 30, 2011. Among investment grade securities, financial corporates significantly outperformed industrials and utilities, as well as mortgage-backed securities and agencies. High yield securities and commercial mortgage-backed securities once again posted very strong returns. For much of the past year, lower quality securities outperformed high quality securities as the economic recovery gained traction and investors reached for additional yield.

During the period we maintained our strategy of overweighting corporates relative to Treasuries. We increased portfolio exposure to financials and reduced exposure to agencies and industrial corporates that had become relatively expensive. The duration of the portfolio was slightly short versus the benchmark during the quarter.

Outlook and Strategy

The U.S. economic recovery by the end of April 2011 appeared to be on firm ground and sustainable. The economy grew 3.1% annualized during the fourth quarter of 2010 from 2.6% the previous quarter. GDP for the year 2010 rose 2.9% following a decline of 2.6% in 2009. Consumer and business spending both show inchoate signs of accelerating growth.

The labor market has also shown signs of improvement, though the reasons why and interpretation of these developments remain subject to debate. The unemployment rate has fallen rapidly from 9.7% at year end to 8.8% at the end of the first quarter. This is an unusually large drop for such a short time frame. What caused such a decline is still somewhat of a puzzle. One explanation may be that discouraged workers have permanently left the work force, or have yet to return, indicating the labor market may not be as strong as it appears. While new jobs are being created, the extent of the job creation is not fully known. Seasonal adjustment factors and weakness in hiring at the state and local municipal levels partially cloud the progress made by the private sector.

The Federal Reserve acknowledged the strengthening economy in its March Federal Reserve Open-Market Committee meeting. Yet while the Federal Reserve suggested in its statement that the economy seemed to have turned a corner, the central bank re-iterated monetary policy will continue to be accommodative with short-term interest rates remaining near zero. The Federal Reserve has cited labor market slack, low capacity utilization rates and subdued inflation as reasons why it may be premature to begin raising rates. The debate though has begun: Federal Reserve Bank presidents are making noises that the withdrawal of the accommodative policy could begin in the near future or next year.

Our outlook calls for further strengthening in the U.S. economic recovery. However, the economy is not without downside risks and recent economic news has been mixed. In particular, the housing market has yet to show any signs of a sustained recovery. In addition, spending cuts by hard pressed state and local governments will hamper the economy’s ability to pick up steam. We expect interest rates to continue rising modestly. Unemployment is expected to remain high throughout the remainder of the year but may continue edging lower. Inflation is unlikely to be a problem in the foreseeable future due to substantial excess capacity in the economy.

We expect interest rates to be volatile in the near term due to geopolitical instabilities, economic and employment news. We also believe the demand for yield over Treasuries and agencies will remain strong in this low interest rate environment and that credit securities, particularly high yield issues, should continue to provide attractive income opportunities.

American Independence Funds

In anticipation of expected high volatility and further rising rates we are currently taking a slightly short duration stance relative to the benchmark. The portfolio strategy currently favors a bullet structure with an overweighting in intermediate-term maturities such as three-to-seven year notes. Concurrently, the majority of the Fund’s high yield exposure is concentrated in shorter maturities to provide income with limited risk.

While there are never any guarantees in investing, we believe a prudent and measured approach to risk should enable the Fund to weather the uncertainties ahead.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Core Plus Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on April 30, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011		Annualized
	6 Months*	1 Year	5 Year	10 Year
Core Plus Fund
Institutional Class Shares	(0.18)%	5.73%	6.82%	5.69%
Class A Shares (1)	(4.64)%	0.84%	5.73%	5.09%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	6.33%	5.74%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

*	Not annualized.
(1)	Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund prior to commencement of operations on May 3, 2006 includes the performance of the Fund’s Institutional Class shares from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses. Effective December 27, 2010, the Fund changed its name to Core Plus Fund.

The Barclays Capital U.S. Aggregate Bond Index is representative of U.S. bonds, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

U.S. Inflation-Indexed Fund Commentary

Cedric Scholtes – Portfolio Manager

Performance

Over the 6 months ending April 30, 2011, the American Independence U.S. Inflation-Indexed Fund (the “Fund”) returned 1.39% while the Fund’s benchmark, the Barclays Capital U.S. Treasury Inflation-Linked Notes Index (the “Index”), returned 1.28%.

The slowdown in economic activity that took place in the 3rd Quarter 2010 prompted a significant decline in both TIPS yields and breakeven inflation rates, as investor concerns resurfaced about recession and deflation. We remain of the view that longer-dated inflation risks are underpriced, anticipating that the Federal Reserve would ultimately intervene to support economic activity should the economy weaken. Chairman Bernanke’s hints in August (and again in November) of a second round of quantitative easing did indeed reverse the decline in breakeven inflation rates (the difference between the yield on a nominal Treasury instrument and the real, inflation adjusted yield on a TIPs of comparable maturity), benefitting the Fund which was overweight TIPS against nominal Treasury futures. Over the period, 10-year breakevens widened from 2.20% to over 2.65% by early April.

At the same time, upside surprises in 4th Quarter growth data helped TIPS’ yields rise from November until February, reflecting both an improving growth outlook and a concession ahead of TIPS supply. This initially detracted from performance as the Fund was positioned for yields to remain low amid Fed purchases, a stance we changed in January ahead of the 10-Year TIPS auction. The concession ahead of the auction provided an opportunity to increase our breakeven inflation overweight. The Fund remained underweight duration until the 30-year TIPS auction in February. At that time, we took advantage of historically high long-dated yields to establish a strategic duration overweight. This position helped the Fund outperform the index in March and April as evidence of softening 1st Quarter growth pushed yields lower once again.

While we invest the Fund’s assets predominantly in inflation adjusted securities issued by the U.S. Treasury, we may from time-to-time also add positions in U.S. Treasury Notes and Bonds futures to the portfolio. We use these derivative securities to exploit anticipated changes in breakeven inflation rates. During the six months ending April 30, 2011, we used such derivatives to successfully capture a widening in the breakeven inflation rate. In general, the success of such positions increased the Fund’s return in the absolute and versus its benchmark.

Outlook and Strategy

The impending completion of quantitative easing, prospects for a supportive fiscal stance and weaker growth data have raised concerns about U.S. economic growth momentum and pushed back investor expectations for Fed rate hikes. Correspondingly, Treasury yields have declined significantly from the February highs. But we subscribe to the view that the U.S. economy is on a firmer footing than was the case a year ago, and that the 1st Quarter’s weakness should prove to be transitory. Correspondingly, the Fund is invested in shorter duration issues where we view yields as particularly depressed and overweight TIPS against nominal Treasury futures to benefit from a widening in breakeven inflation rates.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

U.S. Inflation-Indexed Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on April 30, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011		Annualized
	6 Months*	1 Year	5 Year	10 Year
U.S. Inflation-Indexed Fund
Institutional Class Shares	1.39%	8.35%	7.19%	7.20%
Class A Shares (1)	(3.04)%	3.48%	6.04%	6.49%
Barclays Capital U.S. Treasury Inflation-Linked Notes Index	1.28%	8.06%	6.79%	6.95%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

*	Not annualized.
(1)	Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on May 9, 2008. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 16, 2008 and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Barclays Capital U.S. Treasury Inflation-Linked Notes Index is an unmanaged index that tracks the performance of U.S. Treasuries the cash flows for which are linked to an inflation index.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Active Interest Rate Management Fund Commentary

T. Kirkham “Kirk” Barneby and Glenn Dorsey – Portfolio Managers

The American Independence Active Interest Rate Management Fund (the “Fund”) was recently launched on March 28, 2011. Since its inception, the Fund’s Institutional Class shares net asset value (“NAV”) remained unchanged. Over the same period, the Fund’s benchmark, the Barclays Capital U.S. Treasury Index, returned 1.15%.

The Fund has been positioned for higher rates since its inception. As a result, the Fund has targeted a duration approaching zero and was invested entirely in short maturity U.S. Treasury Bills.

April proved to be an interesting month. Yields on the 10 Year constant maturity Treasury Note commenced the month by increasing, from 3.47% at the end of March to a high of 3.59% on April 7th. Thereafter, 10 Year Treasury Notes declined, ending April at 3.32%. Concurrently, longer dated U.S. Treasury bond yields also declined. As a result the Fund’s relative performance (versus its benchmark) suffered.

April was another month in which investors, already skittish by events in North Africa, the Middle East and Japan, looked for any reason to seek refuge in the comparative safety and security of U.S. government debt. The continuing saga of fiscal improvidence in Greece and Portugal provided the catalyst. And, concerns of slowing economic growth in the United States and abroad was another inducement for investors to reduce risk.

We view the Fund’s underperformance as a temporary set-back. We believe the Fund offers investors diversification while contributing to wealth accumulation over time. Furthermore, we believe the active management of interest rates through duration management can dampen the corrosive effects of inflation on a portfolio’s purchasing power should the pace of price rises accelerate. The Fund achieves this result by focusing on the management of interest rates by adjusting the duration (defined as a bond’s price sensitivity to changing interest rates) of its portfolio of U.S. Treasury notes, bonds and bills. We seek to anticipate the future direction of interest rates using our proprietary Interest Rate Scorecard (the “scorecard”). The scorecard incorporates a variety of economic, market and investor sentiment related statistics which, based on our experience, have historically provided signs of future interest rate movements.

In the near term, investors must resolve the tension between a slowdown in economic activity and an uptick in the pace of inflation. The resolution of this tension will determine whether U.S. Treasury yields move higher or whether they fall further. Recent economic releases suggest growth may be slowing. But recent data also suggests top line inflation may be accelerating, driven higher by rising food and energy costs, while core inflation levels remain benign.

We believe the core rate of consumer price inflation (as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)) has been artificially restrained by continued weakness in the housing sector. Housing related expenditures constitute the single largest component of the CPI-U. Unfortunately, many American households can derive no benefit from this influence because of negative equity. Thus the real, effective erosion in household purchasing power, – due to rising food and gasoline prices, is greater than the aggregate inflation statistics indicate. Since consumer spending accounts for roughly two-thirds of the nation’s gross domestic product (“GDP”), any forces which constrain discretionary spending, unless counter-acted by fiscal or monetary policy, will ultimately result in slower future growth.

Another uncertainty is the fate of the Federal Reserve Bank’s quantitative easing program which was instituted during the financial crisis. The Fed’s program of buying U.S. Treasury and mortgage-backed securities, commonly referred to as QE2, is set to expire at the end of June. The Fed has indicated that it will gradually begin to wean the fixed income markets off of this support, first by eliminating the expansion of its balance sheet, then by raising short term rates, and then by selling existing Treasury holdings. The timing and magnitude of these moves will be determined by the pace of the economic recovery and the outlook for inflation.

American Independence Funds

Based on our experience, we believe the effect of these uncertainties can be mitigated by the active management of a bond portfolio’s sensitivity to changing interest rates, the strategy utilized by the Fund.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Active Interest Rate Management Fund - Performance

Given that the Fund has been in operations for less than two months, a performance graph is not shown. Below, please find the since inception returns for the Fund and its benchmark.

Total Returns as of April 30, 2011
Since Inception
Active Interest Rate Management Fund
Institutional Class Shares	0.00%(2)
Class A Shares(1)	(2.25%)(3)
Barclays Capital U.S. Treasury Index	1.15%(2)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 2.25%.
(2)	For the period March 28, 2011 (commencement of operations) through April 30, 2011.
(3)	For the period April 1, 2011 (commencement of operations) through April 30, 2011.

Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Fusion Fund Commentary

Jeffrey Miller – Portfolio Manager

The American Independence Fusion Fund Institutional Class (the “Fund”) returned -2.07% in the six month period ending April 30, 2011. Over the same period, the Fund’s benchmark, the S&P 500 Index, returned 16.36%. Other long/short equity funds, measured by the Lipper Equity Market Neutral Funds Index, returned 1.99% on average in the six months ending April 30, 2011. Although we cite the Fund’s performance against the S&P 500 Index, we believe the Lipper Index cited provides investors with a more meaningful yardstick since it encompasses other mutual funds which actively attempt to earn an excess return from favorable stock selection while concurrently seeking to minimize the price fluctuations of the broader market.

Recently we have adjusted the fund’s investment profile to permit greater flexibility. During the six months ending April 30, 2011 the fund was managed in a “market-neutral” manner; beginning in May 2011 we have implemented a strategy consistent with other long/short equity mutual funds. The reason for this change was to enable the management team to invest the portfolio to capture a greater share of the rise in share prices by actively adjusting the net percentage of the Fund’s investments that are long at any point in time. While the management team will continue to seek an “excess return” from stock selection, from the Fund’s long and short positions, the mix of the two will vary more widely over time. We believe this shift in investment strategy will provide investors with a broader opportunity set to profit from favorable security selection and adjustments to the Fund’s net long position driven by our investment process.

The past six months were not favorable to equity market neutral funds in general and to your Fund in particular. A rising tide (market) which lifts all boats (shares) presents a difficult environment for any investment strategy in which success is dependent on being right on both which stocks to own and which stocks to sell short. Against a backdrop of better than expected profits, in a number of cases influenced by cautious management guidance, investor enthusiasm did much to reduce the margin of return between market leaders and laggards.

The Fund’s comparative results were hampered by reduced exposure to the Energy sector. Energy shares (measured by the S&P 500 Energy Sector Index) surged 36.28% (versus 16.36% for the broader S&P 500) during the last six months as the price of West Texas Intermediate Crude Oil spiked from $81.45 to $113.39 per barrel. This energy sector fueled market eclipsed results in the other major economic sectors. Consequently being light in energy proved a difficult impediment (to performance) to overcome.

Looking ahead, we believe investors will become a bit more discriminating. As well, we believe the spike in crude oil prices has been over done; future weakness or a retreat in oil prices to below the psychologically important $100/barrel threshold, will force a reappraisal lower of oil company share prices. Both developments, should they come to pass, should provide a more favorable environment for our bottom-up, fundamental investment process.

While macroeconomic conditions have recently impeded the Fund’s performance, we remain committed to our bottom up investment process. We continue to believe that companies with strong brands, significant free cash flows, and high returns on invested capital that are purchased at low prices relative to cash flow are the best investments over time, as they are able to internally fund their operations and take advantage of new market opportunities when their competitors are weak. Our success is the result of being disciplined about implementing our process. For long positions, we look for excellent returns on total invested capital, low prices to free cash flow, strong operating business models that are sustainable over time and free from rapid degradation or change, and short-term stock market weakness that gives us a good entry point into the stock. For short candidates, we seek the absence of one or more of the characteristics cited, which based on our experience are hallmarks of well managed and successful companies. Once we purchase or short a stock, we stringently manage risk in an attempt to minimize losses from our mistakes (which are frequent, but generally contained) while maximizing our gains when we are correct. Risk management is an integral part of our money-making process, as the key to success is not only picking winners but avoiding big losers.

American Independence Funds

We appreciate the opportunity to manage your investment in the American Independence Fusion Fund. Please contact us with any questions you may have.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Fusion Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on December 22, 2009. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011
	6 Months*	1 Year	Since Inception
Fusion Fund
Institutional Class Shares	(2.07)%	(1.61)%	(2.22)%(1)
S&P 500 Index	16.36%	17.22%	18.09%(1)
Consumer Price Index	2.73%	3.24%	2.57%(2)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

*	Not annualized.
(1)	For the period December 22, 2009 (commencement of operations) through April 30, 2011.
(2)	For the period December 1, 2009 through April 30, 2011.

The S&P 500 Index consists of 500 companies from a wide range of industries chosen for market size, liquidity and industry grouping.

The Consumer Price Index, or CPI, is a monthly measurement of inflation.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Absolute Return Bull Bear Bond Fund Commentary

T. Kirkham “Kirk” Barneby and Glenn Dorsey – Portfolio Managers

The last six months have been challenging for the Fund. Since October 2010, the Fund has generally been positioned for flat to higher rates. During the first two months of this period (November and December 2010) interest rates generally rose. The 10 Year constant maturity Treasury Note yield advanced from 2.63% (on October 29, 2010) to 3.30% by year-end 2010. On April 30, 2011, the yield on the 10 Year Note was virtually unchanged (at 3.32%) from year end levels. Although yields from year end to April 29 appeared to have barely budged, there was considerable volatility during the first four months of 2011. Ten Year yields reached as high as 3.75% (on February 8th) before retreating.

The American Independence Absolute Return Bond Bull Bear Bond Fund – Institutional Class (the “Fund”) returned -4.87% in the six months ending April 30, 2011. Over the same period, the Fund’s benchmark, the Barclays Capital U.S. Treasury Index, had a return of -1.52%.

This seesawing of interest rates in 2011 was primarily in response to external events. In February, political turmoil in North Africa and the Middle East spurred a flight to quality with investors gravitating to the safety of U.S. Treasury securities, pushing prices up and rates down, particularly on the longer end of the curve. Then in March, the tragedies in Japan (earthquake, tsunami and a near nuclear meltdown) created yet another panic among investors. In the aftermath of the disaster, the yield on the 10 year Treasury declined from 3.56% to 3.22% (in March it hit 3.14% mid-month before moving back to pre-crisis levels).

In this environment, the November through January period calls proved to be prescient: during the three months the Fund returned +0.89% versus the Barclays Capital U.S. Treasury Index return of -2.51%. But the Fund’s fully bearish posture from the early part of February through the end of April worked against it as investors reacted to exogenous events in the Middle East and Japan. From the end of January through the end of April, the Fund returned -5.71% while its benchmark returned 1.02%.

Our research has shown that the adverse impact of these exogenous and tragic events generally proves to be transitory. For this reason, we continue to believe the Fund offers investors diversification while contributing to wealth accumulation over time. Furthermore, we believe the active management of interest rates through duration can dampen the corrosive effects of inflation on a portfolio’s purchasing power should the pace of price rises accelerate. Certainly, in the period since the Fund’s inception, we have shown the benefits of a nimble approach with the Fund returning +1.41% versus its benchmark of +1.38%. In a turbulent environment, with interest rates seesawing higher and lower, the Fund achieved this result by focusing on the management of interest rates.

Depending on our proprietary Interest Rate Scorecard (the “scorecard”) reading, we may employ certain derivative securities to achieve the desired portfolio sensitivity to changing interest rates. When the scorecard yields a “Fully Bullish” reading, we will buy leveraged exchange traded funds (“ETFs”) to extend the duration of the portfolio. If successful, the extended portfolio duration will magnify the impact of a decline in interest rates. Conversely, when the scorecard yields a “Fully Bearish” signal, we will buy inverse ETFs. These securities are structured to generate a positive return to the Fund when interest rates rise by creating a negative portfolio duration. If successful the negative duration will magnify the impact of a rise in interest rates.

If the scorecard signal is wrong (instead of rates declining, rates rise and vice versa), the use of such leveraged or inverse ETFs will magnify the Fund’s losses. This is what happened in several of the months in the period ending April 2011. In February, March, and April the Fund was positioned for a “Fully Bearish” scenario. The scorecard suggested interest rates would rise. But a variety of exogenous events induced investors to buy U.S. Treasury securities pushing interest rates lower. This resulted in a loss to the Fund and a negative variance to its benchmark.

Looking ahead, the fixed income markets are faced with many uncertainties. The clouded outlook for the economy and interest rates suggests to us that the need for managing interest rate risk has never been greater. We will strive to mitigate the effects of interest rate volatility by adjusting

American Independence Funds

the duration (defined as a bond’s price sensitivity to changing interest rates) of the Fund’s portfolio of U.S. Treasury notes, bonds and exchange traded funds. We seek to anticipate the future direction of interest rates using our proprietary scorecard which incorporates a variety of economic, market and investor sentiment related statistics that, based on our experience, have historically provided signs of future interest rate movements. On occasion, however, exogenous influences dominate the market, pushing interest rates in the opposite direction predicted by the scorecard. Recent results demonstrate this risk. But the influence of external events, whether political or acts of nature, are typically short lived. If history provides any guide, sooner or later, economic fundamentals will reassert themselves in the setting of interest rates by the market.

In the near term, investors must resolve the tension between a slowdown in economic activity and an uptick in the pace of inflation. The resolution of this tension will determine whether Treasury yields move higher or whether they fall further. Recent economic releases suggest growth may be slowing. But recent data also suggests top line inflation may be accelerating, driven higher by rising food and energy costs, while core inflation levels remain benign.

We believe the core rate of consumer price inflation (as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)) has been artificially restrained by continued weakness in the housing sector. Housing related expenditures constitute the single largest component of the CPI-U. Unfortunately, many American households can derive no benefit from this influence because of negative equity in their houses. Thus the real, effective erosion in household purchasing power – due to rising food and gasoline prices – is greater than the aggregate inflation statistics indicate. Since consumer spending accounts for roughly two-thirds of the nation’s gross domestic product (“GDP”), any forces which constrain discretionary spending, unless counter-acted by fiscal or monetary policy, will ultimately result in slower future growth.

Another uncertainty is the fate of the Federal Reserve Bank’s quantitative easing program which was instituted during the financial crisis. The Fed’s program of buying U.S. Treasury and mortgage-backed securities, commonly referred to as QE2, is set to expire at the end of June. The Fed has indicated that it will gradually begin to wean the fixed income markets off of this support, first by eliminating the expansion of its balance sheet, then by raising short term rates, and then by selling existing Treasury holdings. The timing and magnitude of these moves will be determined by the pace of the economic recovery and the outlook for inflation.

Based on our experience, we believe the effect of these uncertainties can be mitigated by the active management of a bond portfolio’s sensitivity to changing interest rates, the strategy utilized by the Fund.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Absolute Return Bull Bear Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on July 8, 2010. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011
	6 Months*	Since Inception*
Absolute Return Bull Bear Fund Bond Fund
Institutional Class Shares	(4.87)%	1.41%(1)
Class A Shares (2)	(9.10)%	1.08%(3)
Barclays Capital U.S. Treasury Index	(1.52)%	1.01%(3)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

*	Not annualized.
(1)	For the period July 8, 2010 (commencement of operations) through April 30, 2011.
(2)	Reflects maximum sales charge of 4.25%.
(3)	For the period July 7, 2010 (commencement of operations) through April 30, 2011.

Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 87.3%
Consumer Discretionary — 16.3%
Discovery Communications, Inc., Class A (a)	90,000	3,983,400
Home Depot, Inc.	100,000	3,714,000
NIKE, Inc., Class B	35,000	2,881,200
Starbucks Corp.	100,000	3,619,000
Viacom, Inc., Class B	110,000	5,627,600
Walt Disney Co. (The)	133,600	5,758,160
		25,583,360

Consumer Staples — 8.5%
Diageo PLC - ADR (b)	60,200	4,898,474
Imperial Tobacco Group PLC - ADR (b)	43,100	3,055,790
Mead Johnson Nutrition Co.	80,000	5,350,400
		13,304,664

Energy — 9.1%
Chevron Corp.	35,000	3,830,400
Noble Corp. (b)	80,000	3,440,800
Occidental Petroleum Corp.	62,300	7,120,267
		14,391,467

Financials — 21.4%
Annaly Capital Management, Inc. - REIT	200,000	3,568,000
Citigroup, Inc. (a)	965,000	4,429,350
Goldman Sachs Group, Inc. (The)	28,500	4,303,785
JPMorgan Chase & Co.	90,000	4,106,700
MetLife, Inc.	55,000	2,573,450
PNC Financial Services Group, Inc.	55,000	3,428,700
Prudential Financial, Inc.	65,000	4,122,300
U.S. Bancorp	135,000	3,485,700
Wells Fargo & Co.	128,000	3,726,080
		33,744,065

Health Care — 3.0%
Cardinal Health, Inc.	55,000	2,402,950
McKesson Corp.	28,000	2,324,280
		4,727,230

Industrials — 9.9%
Dover Corp.	25,000	1,701,000
General Dynamics Corp.	65,000	4,733,300
General Electric Co.	205,000	4,192,250
L-3 Communications Holdings, Inc.	15,000	1,202,850
United Parcel Service, Inc., Class B	50,000	3,748,500
		15,577,900

Information Technology — 12.3%
Corning, Inc.	190,000	3,978,600
Harris Corp.	60,000	3,187,800
Microsoft Corp.	170,500	4,436,410
Research In Motion Ltd. (a) (b)	55,000	2,675,750
Xerox Corp.	500,000	5,045,000
		19,323,560

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Stock Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 87.3% (continued)
Materials — 6.8%
Dow Chemical Co. (The)	100,000	4,099,000
Freeport-McMoRan Copper & Gold, Inc.	62,000	3,411,860
Teck Resources Ltd., Class B (b)	60,000	3,255,000
		10,765,860
Total Common Stocks (Cost $108,774,143)		137,418,106

Short-Term Investment — 13.1%
Money Market Fund — 13.1%
Federated Government Obligations Fund, 0.01% (c)	20,546,521	20,546,521
Total Short-Term Investments (Cost $20,546,521)		20,546,521

Total Investments (Cost $129,320,664(d)) — 100.4%		$157,964,627

Liabilities in excess of other assets — (0.4)%		(566,613)

NET ASSETS — 100.0%		$157,398,014

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 4/30/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$137,418,106	$—	$—	$137,418,106
Short-Term Investments	20,546,521	—	—	20,546,521
Total Investments	$157,964,627	$—	$—	$157,964,627

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Equity Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 99.0%
Australia — 9.9%
Bendigo and Adelaide Bank Ltd.	69,647	713,013
BHP Billiton Ltd.	43,727	2,196,583
Coca-Cola Amatil Ltd.	80,203	1,049,646
Commonwealth Bank of Australia	19,869	1,169,713
CSL Ltd.	25,074	944,057
Orica Ltd.	19,482	567,592
Rio Tinto Ltd.	15,000	1,351,649
		7,992,253

Brazil — 0.8%
Cia de Bebidas das Americas	20,000	637,173

Canada — 2.5%
Osisko Mining Corp. (a)	140,081	2,050,544

China — 2.5%
Yangzijiang Shipbuilding Holdings Ltd.	1,361,000	2,012,508

Denmark — 2.2%
Carlsberg A/S, Class B	14,984	1,779,594

France — 9.8%
Credit Agricole SA	55,884	930,365
Pernod-Ricard SA	20,458	2,056,254
SCOR SE	32,533	993,843
Valeo SA (a)	30,000	1,910,464
Veolia Environnement	60,978	2,037,116
		7,928,042

Germany — 7.3%
BASF SE	18,000	1,845,190
Fresenius SE & Co. KGaA	27,339	2,874,209
Siemens AG	8,000	1,163,830
		5,883,229

Hong Kong — 2.1%
CNOOC Ltd.	700,000	1,726,959

Italy — 2.2%
Enel SpA	151,721	1,081,811
Saipem SpA	12,000	681,271
		1,763,082

Japan — 16.2%
Amada Co., Ltd.	257,000	2,049,917
East Japan Railway Co.	24,600	1,357,147
Hitachi Ltd.	470,000	2,537,878
KDDI Corp.	118	782,642
Kobe Steel Ltd.	250,000	613,327
Nippon Telegraph & Telephone Corp.	38,700	1,786,741
Rengo Co., Ltd.	125,000	744,314
Sumitomo Corp.	40,000	545,892
Sumitomo Rubber Industries Ltd.	53,900	601,362
Tohoku Electric Power Co., Inc.	29,347	430,898

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Equity Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 99.0% (continued)
Japan — 16.2% (continued)
Toyo Suisan Kaisha, Ltd.	36,000	826,826
Yamazaki Baking Co., Ltd.	67,000	859,027
		13,135,971

Netherlands — 7.1%
Koninklijke DSM NV	37,331	2,573,885
Koninklijke KPN NV	101,522	1,611,210
SNS REAAL NV (a)	88,201	542,152
STMicroelectronics NV	84,376	996,415
		5,723,662

Norway — 2.5%
Marine Harvest ASA	860,000	1,135,936
Statoil ASA	30,000	877,711
		2,013,647

Singapore — 0.9%
Neptune Orient Lines Ltd.	483,116	742,011

Spain — 1.7%
Banco Santander SA	104,663	1,336,598

Switzerland — 9.1%
Cie Financiere Richemont SA	33,392	2,157,934
Credit Suisse Group AG	63,993	2,908,167
Julius Baer Group Ltd. (a)	30,000	1,401,850
Swiss Life Holding AG (a)	5,000	912,139
		7,380,090

United Kingdom — 21.4%
Amlin PLC	114,568	799,917
Anglo American PLC	20,000	1,042,460
AstraZeneca PLC	13,433	670,887
Aviva PLC	93,592	698,485
BG Group PLC	52,211	1,337,368
BP PLC	121,374	937,755
Catlin Group Ltd.	147,538	974,666
HSBC Holdings PLC	204,000	2,213,037
Lancashire Holdings Ltd.	45,229	487,284
Royal Dutch Shell PLC, Class A	74,893	2,905,375
Sage Group PLC (The)	341,528	1,625,835
Smiths Group PLC	30,000	667,468
Vodafone Group PLC	872,345	2,500,408
Weir Group PLC (The)	15,000	482,061
		17,343,006

United States — 0.8%
Synthes, Inc. (b)	4,000	689,017
Total Common Stocks (Cost $71,344,076)		80,137,386

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Equity Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Short-Term Investments — 1.1%
Money Market Funds — 1.1%
Dreyfus Cash Management, 0.10% (c)	436,392	436,392
Dreyfus Cash Management Plus, 0.08% (c)	436,391	436,391
Total Short-Term Investments (Cost $872,783)		872,783

Total Investments (Cost $72,216,859(d)) — 100.1%		$81,010,169

Liabilities in excess of other assets — (0.1)%		(84,298)

NET ASSETS — 100.0%		$80,925,871

(a)	Non-income producing security.
(b)
Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities are considered illiquid, the total aggregate value of which is $689,017, or 0.8% of net assets.

(c)	Represents the 7 day yield at 4/30/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$80,137,386	$—	$—	$80,137,386
Short-Term Investments	872,783	—	—	872,783
Total Investments	$81,010,169	$—	$—	$81,010,169

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Small Cap Growth Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 99.2%
Consumer Discretionary — 19.4%
Cosi, Inc. (a)	41,455	53,891
Denny's Corp. (a)	20,427	83,546
Einstein Noah Restaurant Group, Inc.	4,957	80,105
Entravision Communications Corp., Class A (a)	26,547	62,651
Jamba, Inc. (a)	36,112	89,558
Morton's Restaurant Group, Inc. (a)	14,572	107,833
Perry Ellis International, Inc. (a)	2,454	69,154
Stage Stores, Inc.	3,665	70,588
Warnaco Group, Inc. (The) (a)	1,167	75,108
		692,434

Consumer Staples — 5.0%
Pricesmart, Inc.	2,226	92,691
Rite Aid Corp. (a)	78,455	87,085
		179,776

Energy — 6.3%
Clean Energy Fuels Corp. (a)	3,910	66,626
Goodrich Petroleum Corp. (a)	3,120	70,107
Newpark Resources, Inc. (a)	9,525	86,011
		222,744

Financials — 11.6%
American Capital Ltd. (a)	10,138	104,117
Epoch Holding Corp.	5,405	93,723
MBIA, Inc. (a)	7,998	82,539
MGIC Investment Corp. (a)	7,765	67,245
Radian Group, Inc.	11,157	66,161
		413,785

Health Care — 13.1%
Biovest International, Inc. (a)	40,778	25,078
Bruker Corp. (a)	5,010	98,897
Halozyme Therapeutics, Inc. (a)	6,386	42,339
Hansen Medical, Inc. (a)	12,280	44,208
ImmunoCellular Therapeutics Ltd. (a)	10,000	21,000
Incyte Corp. Ltd. (a)	3,576	66,085
Jazz Pharmaceuticals, Inc. (a)	2,170	69,245
Micromet, Inc. (a)	2,717	18,367
Vascular Solutions, Inc. (a)	6,283	80,297
		465,516

Industrials — 12.2%
Actuant Corp., Class A	2,767	76,812
Ampco-Pittsburgh Corp.	2,225	59,786
Harbin Electric, Inc. (a)	4,302	80,533
Kennametal, Inc.	1,816	76,672
Polypore International, Inc. (a)	1,070	66,094
United Rentals, Inc. (a)	2,498	73,491
		433,388

Information Technology — 24.9%
Actuate Corp. (a)	11,315	65,966
Anixter International, Inc.	1,157	86,937

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Small Cap Growth Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 99.2% (continued)
Information Technology — 24.9% (continued)
IPG Photonics Corp. (a)	1,210	84,047
KIT Digital, Inc. (a)	4,327	49,804
LDK Solar Co., Ltd. ADR (a) (b)	4,560	52,668
Maxwell Technologies, Inc. (a)	2,655	47,339
MKS Instruments, Inc.	2,592	73,561
Nanometrics, Inc. (a)	4,613	74,592
Novellus Systems, Inc. (a)	2,045	65,644
Power-One, Inc. (a)	8,199	67,724
Silicon Graphics International Corp. (a)	3,153	57,952
SunPower Corp., Class A (a)	4,115	89,583
Veeco Instruments, Inc. (a)	1,421	72,656
		888,473

Materials — 6.7%
Coeur d'Alene Mines Corp. (a)	1,865	59,139
Lynas Corp. Ltd. ADR (a) (b)	2,610	59,638
Materion Corp. (a)	1,742	72,746
Stillwater Mining Co. (a)	2,097	47,833
		239,356
Total Common Stocks (Cost $3,362,511)		3,535,472

Short-Term Investment — 0.7%
Money Market Fund — 0.7%
Federated Government Obligations Fund, 0.01% (c)	26,731	26,731
Total Short-Term Investments (Cost $26,731)		26,731

Total Investments (Cost $3,389,242(d)) — 99.9%		$3,562,203

Other assets in excess of liabilities — 0.1%		2,025

NET ASSETS — 100.0%		$3,564,228

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 4/30/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$3,535,472	$—	$—	$3,535,472
Short-Term Investments	26,731	—	—	26,731
Total Investments	$3,562,203	$—	$—	$3,562,203

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Large Cap Growth Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 99.6%
Consumer Discretionary — 13.7%
Abercrombie & Fitch Co., Class A	1,465	103,722
Comcast Corp., Class A	5,314	139,439
Darden Restaurants, Inc.	2,547	119,633
DIRECTV, Class A (a)	1,923	93,439
Grupo Televisa SA - ADR (a) (b)	4,589	108,851
Kohl's Corp.	1,566	82,544
Nordstrom, Inc.	2,301	109,412
		757,040

Consumer Staples — 2.4%
CVS Caremark Corp.	3,682	133,436

Energy — 12.2%
Alpha Natural Resources, Inc. (a)	1,851	107,673
Baker Hughes, Inc.	1,190	92,118
Canadian Natural Resources Ltd. (b)	2,700	126,792
Exxon Mobil Corp.	1,344	118,272
Occidental Petroleum Corp.	988	112,919
Peabody Energy Corp.	1,814	121,211
		678,985

Financials — 9.8%
Affiliated Managers Group, Inc. (a)	1,525	166,347
BlackRock, Inc.	506	99,146
Hartford Financial Services Group, Inc.	3,473	100,613
JPMorgan Chase & Co.	2,074	94,636
MBIA, Inc. (a)	7,757	80,052
		540,794

Health Care — 9.8%
Bruker Corp. (a)	6,344	125,230
Celgene Corp. (a)	1,794	105,631
Dendreon Corp. (a)	2,114	91,811
Incyte Corp. Ltd. (a)	6,448	119,159
St. Jude Medical, Inc.	1,859	99,345
		541,176

Industrials — 8.4%
Boeing Co. (The)	1,450	115,681
Cummins, Inc.	1,392	167,291
Eaton Corp.	1,527	81,740
General Electric Co.	4,854	99,264
		463,976

Information Technology — 27.5%
Apple, Inc. (a)	554	192,919
Applied Materials, Inc.	5,550	87,079
ASML Holding NV (b)	2,879	120,227
Avnet, Inc. (a)	3,477	126,285
eBay, Inc. (a)	1,856	63,846
EMC Corp. (a)	4,608	130,591
Google, Inc., Class A (a)	183	99,570
IPG Photonics Corp. (a)	1,573	109,261
Juniper Networks, Inc. (a)	3,440	131,855

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Large Cap Growth Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 99.6% (continued)
Information Technology — 27.5% (continued)
Oracle Corp.	4,167	150,220
QUALCOMM, Inc.	2,083	118,398
SanDisk Corp. (a)	1,433	70,418
Xilinx, Inc.	3,446	120,128
		1,520,797

Materials — 8.2%
Allegheny Technologies, Inc.	2,330	167,760
Cliffs Natural Resources, Inc.	1,654	155,013
Molycorp, Inc. (a)	1,812	132,820
		455,593

Telecommunication Services — 5.8%
MetroPCS Communications, Inc. (a)	4,376	73,648
NII Holdings, Inc. (a)	3,015	125,364
Sprint Nextel Corp. (a)	23,500	121,730
		320,742

Utilities — 1.8%
AES Corp. (The) (a)	7,580	100,359
Total Common Stocks (Cost $4,983,599)		5,512,898

Short-Term Investment — 0.2%
Money Market Fund — 0.2%
Federated Government Obligations Fund, 0.01% (c)	12,017	12,017
Total Short-Term Investments (Cost $12,017)		12,017

Total Investments (Cost $4,995,616(d)) — 99.8%		$5,524,915

Other assets in excess of liabilities — 0.2%		9,481

NET ASSETS — 100.0%		$5,534,396

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 4/30/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$5,512,898	$—	$—	$5,512,898
Short-Term Investments	12,017	—	—	12,017
Total Investments	$5,524,915	$—	$—	$5,524,915

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.0%
Andover Public Building Commission, Facilities, Revenue Bonds, 4.50%, 9/01/30, Callable 9/01/11	500,000	480,605
Blue Valley Recreation Commission, Certificate of Participation, AGM, 3.85%, 10/01/14	500,000	534,760
Butler County Unified School District No. 385 Andover, School District, GO UT, AGM, 5.60%, 9/01/12	1,775,000	1,891,440
Butler County Unified School District No. 385 Andover, School District, GO UT, NATL-RE, 5.00%, 9/01/18, Callable 9/01/15	2,000,000	2,164,420
Butler County Unified School District No. 394 Rose Hill, School District, GO UT, AGM, 3.50%, 9/01/24, Callable 9/01/14	875,000	875,787
Butler County Unified School District No. 490 El Dorado, School District, GO UT, AGM,
5.00%, 9/01/23, Callable 9/01/15	500,000	533,145
4.05%, 9/01/27, Callable 9/01/17	630,000	632,419
Butler County Unified School District No. 490 El Dorado, School District, GO UT, FSA
5.00%, 9/01/24, Callable 9/01/15	395,000	419,549
5.00%, 9/01/24, Pre-Refunded 9/01/15 @ 100	690,000	798,599
Chisholm Creek Utility Authority, Water, Revenue Bonds, NATL-RE, 5.25%, 9/01/14, Pre-Refunded 9/01/12 @ 100	710,000	755,554
Chisholm Creek Utility Authority, Water, Revenue Bonds, NATL-RE, 5.25%, 9/01/15, Pre-Refunded 9/01/12 @ 100	400,000	425,664
City of Abilene, GO UT,
4.30%, 9/01/27,Callable 9/01/20	250,000	246,810
4.60%, 9/01/30, Callable 9/01/20	810,000	794,699
City of Bel Aire, GO UT, 4.50%, 6/01/12, Callable 5/31/11	1,000,000	1,001,880
City of Burlington, Development, Revenue Bonds, XLCA, 5.25%, 4/01/23, Putable 4/01/13 @ 100 †	1,000,000	1,051,680
City of Burlington, Utilities, Revenue Bonds, NATL-RE, 5.30%, 6/01/31, Callable 6/01/14	1,095,000	1,075,049
City of Coffeyville, GO UT, 3.25%, 11/01/11, Callable 5/31/11	500,000	500,890
City of Dodge City, Facilities, Revenue Bonds, AGM, 5.25%, 6/01/31, Callable 6/01/19	500,000	525,135
City of Dodge City, GO UT, AGM, 4.25%, 9/01/29, Callable 9/01/19	835,000	837,864
City of Fairway, GO UT,
3.75%, 9/01/25, Callable 9/01/17	250,000	250,690
4.00%, 9/01/28, Callable 9/01/17	470,000	465,916
4.00%, 9/01/29, Callable 9/01/17	390,000	380,082
City of Hiawatha, GO UT, 4.60%, 10/01/26, Callable 10/01/14	300,000	302,910
City of Horton, Power, Revenue Bonds, 4.15%, 10/01/21, Callable 10/01/19	540,000	527,040
City of Junction City, GO UT, AGM, 4.50%, 9/01/31, Callable 9/01/20	1,000,000	955,020
City of La Cygne, Power, Revenue Bonds, XLCA, 4.05%, 3/01/15	382,000	401,322
City of Lansing, GO UT, FSA, 4.45%, 9/01/22, Callable 9/01/17	395,000	422,121
City of Lawrence, Medical, Revenue Bonds,
5.38%, 7/01/16, Callable 7/01/13	1,000,000	1,036,910
5.25%, 7/01/21, Callable 7/01/16	610,000	625,451
City of Lawrence, Water, Revenue Bonds, 4.30%, 11/01/22, Callable 11/01/18	235,000	246,821
City of Leawood, GO UT, 4.20%, 9/01/23, Callable 9/01/17	565,000	593,131
City of Lenexa, GO UT, 4.00%, 9/01/25, Callable 9/01/14	480,000	485,947
City of Lenexa, Nursing Homes, Revenue Bonds, 6.88%, 5/15/32, Pre-Refunded 5/15/12 @ 101	1,500,000	1,616,850
City of Lindsborg, GO UT, 4.60%, 10/01/29, Callable 10/01/18	600,000	584,700
City of Maize, Water, Revenue Bonds, 5.25%, 8/01/26, Callable 8/01/16	1,000,000	1,036,020
City of Manhattan, GO UT,
4.50%, 11/01/17	400,000	453,816
3.25%, 11/01/20, Callable 11/01/19	350,000	354,676
4.10%, 11/01/26, Callable 11/01/18	415,000	417,664
City of Newton, GO UT, NATL-RE, 5.00%, 9/01/24, Callable 9/01/14	1,000,000	1,041,860
City of Olathe, General, Tax Allocation, 5.45%, 9/01/22, Callable 3/01/17	660,000	425,825
City of Olathe, Medical, Revenue Bonds,
5.13%, 9/01/22, Callable 9/01/17	1,315,000	1,348,072
5.25%, 9/01/25, Callable 9/01/19	500,000	503,985
5.00%, 9/01/29, Callable 9/01/17	800,000	759,432

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.0% (continued)
5.00%, 9/01/30, Callable 9/01/19	750,000	688,132
4.13%, 9/01/37, Callable 3/01/12, Putable 3/01/13 @ 100 †	1,500,000	1,521,345
City of Ottawa, Education, Revenue Bonds, 5.00%, 4/15/25, Callable 4/15/19	1,510,000	1,590,876
City of Overland Park, GO UT,
3.00%, 9/01/17	735,000	777,108
5.00%, 9/01/19,Callable 9/01/19	630,000	669,602
City of Park City, GO UT, 5.38%, 12/01/25, Callable 12/01/19	500,000	487,895
City of Pittsburg, General, Tax Allocation, 4.90%, 4/01/24, Callable 4/01/16	1,100,000	718,927
City of Roeland Park, General, Tax Allocation, 5.38%, 8/01/19, Callable 8/01/15	500,000	453,200
City of Salina, GO UT, 3.88%, 10/01/25, Callable 10/01/18	885,000	905,886
City of Salina, Medical, Revenue Bonds,
5.00%, 10/01/20, Callable 4/01/16	460,000	474,301
5.00%, 10/01/23, Callable 4/01/16	570,000	582,152
City of Shawnee, GO UT, 4.00%, 12/01/25, Callable 12/01/19	370,000	388,352
City of Topeka, GO UT, 4.00%, 8/15/30, Callable 8/15/15	2,000,000	1,824,360
City of Wamego, Pollution, Revenue Bonds, NATL-RE, 5.30%, 6/01/31, Callable 6/01/14	900,000	883,602
City of Wichita, GO UT,
5.00%, 10/01/12	2,325,000	2,474,009
2.38%, 4/01/19, Callable 4/04/17	250,000	247,058
4.00%, 6/01/23, Callable 6/01/17	405,000	423,804
4.00%, 6/01/24, Callable 6/01/16	150,000	155,282
4.00%, 6/01/24, Callable 6/01/17	180,000	187,144
4.00%, 6/01/24, Callable 6/01/20	100,000	100,443
4.00%, 6/01/25, Callable 6/01/17	820,000	841,632
4.00%, 6/01/26, Callable 6/01/20	475,000	469,685
4.00%, 6/01/27, Callable 6/01/20	780,000	765,453
4.00%, 12/01/29, Callable 12/01/20	250,000	245,488
City of Wichita, Medical, Revenue Bonds,
5.00%, 11/15/13, Callable 11/15/11	295,000	302,502
5.25%, 11/15/15, Callable 11/15/11	335,000	343,184
5.00%, 11/15/17	200,000	216,648
5.50%, 11/15/17, Callable 11/15/11	500,000	511,500
6.25%, 11/15/19, Callable 11/15/11	750,000	772,567
4.75%, 11/15/24, Callable 11/15/19	810,000	802,021
5.25%, 11/15/24, Callable 11/15/19	2,000,000	2,046,900
City of Wichita, Water/Sewer, Revenue Bonds,
4.00%, 10/01/29, Callable 10/01/20	1,000,000	957,170
5.00%, 10/01/29, Callable 10/01/19	750,000	799,770
4.00%, 10/01/30, Callable 10/01/20	1,000,000	941,840
City of Wichita, Water/Sewer, Revenue Bonds, AMBAC, 5.13%, 10/01/29, Callable 10/01/15 (a)	780,000	817,151
City of Wichita, Water/Sewer, Revenue Bonds, AGM, 5.00%, 10/01/32, Callable 10/01/17	500,000	519,220
City of Wichita, Water/Sewer, Revenue Bonds, NATL-RE FGIC,
4.70%, 10/01/12, Callable 6/20/11	930,000	932,399
5.00%, 10/01/12	1,000,000	1,060,880
5.00%, 10/01/13	800,000	876,752
5.25%, 10/01/15, Callable 10/01/13	350,000	382,235
5.00%, 10/01/16, Callable 10/01/14	500,000	550,045
5.25%, 10/01/17, Callable 10/01/13	2,300,000	2,476,548
Coffeyville Community College, Higher Education, Revenue Bonds, 5.05%, 10/01/25, Pre-Refunded 10/01/15 @ 100	1,975,000	2,254,838
Coffeyville Public Building Commission, Medical, Revenue Bonds, AMBAC, 5.00%, 8/01/22, Callable 8/01/12 (a)	250,000	234,218
Commonwealth of Puerto Rico, GO UT, AGM, 5.50%, 7/01/29	125,000	128,178
County of Cherokee, Certificate of Participation, NATL-RE FGIC, 5.00%, 12/01/21, Callable 12/01/15	1,170,000	1,271,404

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.0% (continued)
County of Douglas, GO UT,
4.00%, 9/01/24, Callable 9/01/19	425,000	434,048
4.25%, 9/01/30, Callable 9/01/19	320,000	315,418
County of Douglas, GO UT, AMBAC, 5.00%, 8/01/18, Callable 8/01/13 (a)	1,935,000	2,036,278
County of Ford, GO UT, AGM, 4.25%, 9/01/22, Callable 9/01/16	250,000	260,138
County of Franklin, Certificate of Participation, 4.75%, 9/01/21, Callable 9/01/13	750,000	769,207
County of Johnson, GO UT,
4.50%, 9/01/13	1,230,000	1,334,907
4.75%, 9/01/27, Callable 9/01/18	500,000	526,175
County of Neosho, General, Revenue Bonds, AGM,
4.00%, 10/01/18	220,000	234,815
4.00%, 10/01/19	225,000	238,685
County of Scott, GO UT, 5.00%, 4/01/28, Callable 4/01/20	500,000	524,525
County of Sedgwick KS / County of Shawnee, Single Family Housing, Revenue Bonds, GNMA,
8.05%, 5/01/14	15,000	15,440
6.70%, 6/01/29 †	80,000	84,480
County of Sedgwick, GO UT, 4.20%, 8/01/25, Callable 8/01/15	535,000	543,913
County of Sedgwick, Medical, Revenue Bonds,
5.00%, 8/01/25, Callable 8/01/15	500,000	488,020
5.25%, 8/01/31, Callable 8/01/15	500,000	483,030
County of Sedgwick, Single Family Housing, Revenue Bonds, GNMA, 6.50%, 12/01/16	5,000	5,025
County of Shawnee, Certificate of Participation,
5.00%, 9/01/22, Callable 9/01/15	1,640,000	1,722,394
5.00%, 9/01/23, Callable,9/01/15	1,840,000	1,927,198
County of Shawnee, GO UT, AGM, 5.00%, 9/01/19, Callable 9/01/15	700,000	754,593
Cowley County Unified School District No. 465 Winfield, School District, GO UT, NATL-RE, 5.25%, 10/01/15, Callable 10/01/13	1,310,000	1,419,581
Crawford County Public Building Commission, General Obligation, Revenue Bonds, 5.38%, 9/01/24, Callable 9/01/19	2,300,000	2,351,957
Dodge City Community College, Higher Education, Revenue Bonds, 5.13%, 4/01/30, Callable 4/01/20	250,000	232,388
Douglas County Unified School District No. 348 Baldwin City, School District, GO UT, 5.00%, 9/01/30, Callable 9/01/19	1,405,000	1,425,934
Douglas County Unified School District No. 491 Eudora, School District, GO UT, AGM, 5.00%, 9/01/29, Callable 9/01/18	200,000	207,306
Franklin County Unified School District No. 289 Wellsville, School District, GO UT, AGM, 5.35%, 9/01/11	65,000	66,050
Geary County Unified School District No. 475, School District, GO UT, NATL-RE
5.25%, 9/01/18, Callable 9/01/15	795,000	850,022
5.25%, 9/01/20, Pre-Refunded 9/01/15 @ 100	2,025,000	2,364,957
5.25%, 9/01/22, Pre-Refunded 9/01/15 @ 100	1,650,000	1,927,002
Harvey County Unified School District No. 373 Newton, School District, GO UT, FSA, 4.80%, 9/01/18, Callable 6/20/11	635,000	636,765
Harvey County Unified School District No. 373 Newton, School District, GO UT, NATL-RE, 5.00%, 9/01/22, Callable 9/01/18	1,700,000	1,837,190
Hoisington Public Building Corp., Medical, Revenue Bonds, AMBAC, 5.00%, 11/01/23, Callable 11/01/14 (a)	1,700,000	1,740,970
Johnson County Community College District, Higher Education, Revenue Bonds, AMBAC, 5.00%, 11/15/24, Callable 11/15/12 (a)	1,000,000	1,022,900
Johnson County Park & Recreation District, Certificate of Participation, 5.00%, 9/01/23, Callable 9/01/13	870,000	902,599
Johnson County Park & Recreation District, Facilities, Certificate of Participation,
4.00%, 9/01/18	610,000	643,050
4.13%, 9/01/27, Callable 9/01/19	720,000	701,906
Johnson County Park & Recreation Foundation, Facilities, Revenue Bonds, 5.38%, 9/01/16, Callable 9/01/11	1,000,000	1,008,310

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.0% (continued)
Johnson County Public Building Commission, Facilities, Revenue Bonds,
4.00%, 9/01/20, Callable 9/01/18	225,000	240,606
4.00%, 9/01/22, Callable 9/01/19	415,000	438,149
4.50%, 9/01/22, Callable 9/01/18	100,000	108,221
4.38%, 9/01/23, Callable 9/01/18	100,000	106,404
4.00%, 9/01/24, Callable 9/01/20	500,000	515,305
4.75%, 9/01/24, Callable 9/01/18	790,000	850,640
4.88%, 9/01/25, Callable 9/01/18	200,000	214,418
Johnson County Unified School District No. 229 Blue Valley, School District, GO UT, 3.00%, 10/01/21, Callable 10/01/19	1,000,000	1,008,140
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO UT, AMBAC, 5.00%, 10/01/25, Callable 10/01/16 (a)	1,070,000	1,120,483
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO UT, NATL-RE FGIC, 5.00%, 10/01/23, Callable 10/01/14	1,080,000	1,132,294
Johnson County Unified School District No. 232 De Soto, School District, GO UT, AGM,
5.25%, 9/01/20, Callable 9/01/15	1,325,000	1,463,144
5.25%, 9/01/23, Callable 9/01/15	1,000,000	1,091,010
Johnson County Unified School District No. 232 De Soto, School District, GO UT, NATL-RE, 5.00%, 3/01/15	600,000	664,548
Johnson County Unified School District No. 232 De Soto, School District, GO UT, NATL-RE FGIC, 4.35%, 9/01/14, Callable 9/01/13	600,000	633,264
Johnson County Unified School District No. 233 Olathe, School District, GO UT, NATL-RE FGIC, 5.50%, 9/01/14	325,000	370,298
Johnson County Unified School District No. 512 Shawnee Mission, School District, GO UT, 4.25%, 10/01/23, Callable 10/01/14	1,000,000	1,034,930
Johnson County Water District No. 1, Water, Revenue Bonds,
5.00%, 6/01/12, Callable 12/01/11	1,000,000	1,026,510
5.00%, 12/01/13, Callable 12/01/11	750,000	766,845
3.00%, 1/01/16	1,225,000	1,301,673
3.00%, 1/01/17	650,000	685,672
3.25%, 7/01/20, Callable 7/01/18	1,440,000	1,479,845
3.50%, 1/01/27, Callable 1/01/20	475,000	445,431
3.25%, 12/01/30, Callable 12/01/17	1,500,000	1,278,690
Kansas Development Finance Authority, Development, Revenue Bonds,
4.00%, 6/01/17	695,000	753,818
4.00%, 6/01/19	200,000	212,768
4.00%, 10/01/20	250,000	255,228
4.00%, 11/01/27, Callable 11/01/19	765,000	761,343
4.00%, 11/01/28, Callable 11/01/19	550,000	540,479
5.00%, 11/01/28, Callable 11/01/19	2,055,000	2,137,138
5.00%, 11/01/29, Callable 11/01/19	2,060,000	2,130,555
5.00%, 6/15/31, Callable 6/15/19	2,500,000	2,543,225
Kansas Development Finance Authority, Facilities, Revenue Bonds, 5.00%, 10/01/22, Callable 10/01/15	1,140,000	1,227,119
Kansas Development Finance Authority, Facilities, Revenue Bonds, AMBAC,
5.00%, 10/01/13, Callable 10/01/12 (a)	500,000	526,520
5.50%, 3/01/16, Callable 6/20/11 (a)	250,000	250,750
5.25%, 10/01/17, Callable 10/01/12 (a)	135,000	140,619
5.25%, 10/01/17, Pre-Refunded 10/01/12 @ 100 (a)	1,115,000	1,192,671
5.25%, 10/01/18, Pre-Refunded 10/01/12 @ 100 (a)	1,610,000	1,722,153
5.25%, 10/01/22, Pre-Refunded 10/01/12 @ 100 (a)	1,960,000	2,096,534
Kansas Development Finance Authority, Facilities, Revenue Bonds, FGIG,
5.00%, 4/01/13, Escrowed to Maturity	150,000	162,774
5.00%, 4/01/18, Pre-Refunded 4/01/14 @ 101	130,000	146,734
Kansas Development Finance Authority, Facilities, Revenue Bonds, FSA,
5.13%, 11/01/25, Callable 11/01/18	100,000	109,113
5.25%, 11/01/28, Callable 11/01/18	255,000	271,552

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.0% (continued)
Kansas Development Finance Authority, Facilities, Revenue Bonds, NATL-RE,
5.00%, 8/01/11	255,000	255,612
5.00%, 5/01/13	500,000	538,310
5.00%, 5/01/16, Callable 5/01/15	205,000	224,272
5.25%, 5/01/16, Callable 6/20/11	1,275,000	1,278,595
5.25%, 11/01/21 , Callable 11/01/17	250,000	278,123
5.25%, 11/01/26, Callable 11/01/17	1,200,000	1,301,424
5.50%, 8/01/15, Pre-Refunded 8/01/11 @100	1,500,000	1,518,270
Kansas Development Finance Authority, Facilities, Revenue Bonds, NATL-RE FGIC,
5.00%, 4/01/15	250,000	276,595
5.00%, 4/01/17, Callable 4/01/14	595,000	645,849
5.00%, 4/01/18, Callable 4/01/14	370,000	398,249
5.00%, 4/01/20, Callable 4/01/14	515,000	547,599
Kansas Development Finance Authority, Higher Education, Revenue Bonds,
5.00%, 6/01/15, Callable 6/01/14	930,000	1,021,847
4.00%, 3/01/16	700,000	767,795
5.00%, 6/01/18, Callable 6/01/14	1,000,000	1,070,160
5.00%, 6/01/21, Callable 6/01/14	1,235,000	1,287,068
5.00%, 6/01/28, Callable 6/01/15	2,475,000	2,534,400
Kansas Development Finance Authority, Higher Education, Revenue Bonds, 5.00%, 4/01/29, Callable 4/01/20	650,000	667,368
Kansas Development Finance Authority, Higher Education, Revenue Bonds, AMBAC,
5.00%, 8/01/11, Escrowed to Maturity (a)	120,000	121,361
5.00%, 8/01/11 (a)	380,000	384,195
5.25%, 8/01/19, Callable 8/01/13 (a)	410,000	430,201
5.00%, 10/01/20, Callable 4/01/13 (a)	200,000	210,946
5.00%, 5/01/21, Callable 5/01/15 (a)	2,090,000	2,194,709
5.00%, 10/01/21, Callable 4/01/13 (a)	2,750,000	2,891,047
Kansas Development Finance Authority, Higher Education, Revenue Bonds, GO, 4.00%, 4/01/24, Callable 4/01/20	230,000	227,252
Kansas Development Finance Authority, Higher Education, Revenue Bonds, NATL-RE, 4.25%, 4/01/27, Callable 4/01/15	200,000	197,714
Kansas Development Finance Authority, Higher Education, Revenue Bonds, XLCA, 5.00%, 2/01/26, Callable 2/01/16	2,000,000	2,070,620
Kansas Development Finance Authority, Medical, Revenue Bonds,
5.25%, 11/15/21, Callable 11/15/19	1,300,000	1,418,417
5.00%, 11/15/22, Callable 11/15/15	500,000	510,750
5.00%, 11/15/22, Callable 11/15/17	250,000	262,335
5.50%, 11/15/22, Callable 11/15/19	1,000,000	1,097,650
5.25%, 11/15/23, Putable 11/15/11 @ 100 †	1,000,000	1,012,010
5.00%, 11/15/24, Callable 11/15/17	1,000,000	1,024,030
5.25%, 1/01/25, Callable 11/01/20	1,500,000	1,571,070
5.00%, 5/15/25, Callable 11/15/19	1,500,000	1,448,625
5.50%, 11/15/29, Callable 11/15/19	1,150,000	1,197,621
Kansas Development Finance Authority, Medical, Revenue Bonds, NATL-RE,
5.75%, 11/15/12, Callable 11/15/11	1,000,000	1,025,500
5.38%, 11/15/24, Callable 11/15/11	545,000	546,019
5.00%, 11/15/27, Callable 11/15/17	1,875,000	1,862,475
Kansas Development Finance Authority, Nursing Homes, Revenue Bonds, GNMA, 5.35%, 5/20/23, Callable 5/20/13	1,000,000	1,044,670
Kansas Development Finance Authority, Transportation, Revenue Bonds,
5.00%, 10/01/14	350,000	393,032
5.00%, 10/01/16	1,585,000	1,846,129
5.00%, 10/01/21, Callable 10/01/18	1,270,000	1,440,282
4.63%, 10/01/26, Callable 10/01/18	300,000	319,230

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.0% (continued)
Kansas Development Finance Authority, Transportation, Revenue Bonds, NATL-RE FGIC,
5.00%, 11/01/20, Callable 11/01/16	900,000	988,596
5.00%, 11/01/21, Callable 11/01/16	500,000	546,575
5.00%, 11/01/22, Callable 11/01/16	200,000	217,684
5.00%, 11/01/23, Callable 11/01/16	1,250,000	1,354,625
5.00%, 11/01/25, Callable 11/01/16	1,000,000	1,065,600
Kansas Development Finance Authority, Water, Revenue Bonds,
5.50%, 11/01/13, Pre-Refunded 11/01/12 @ 100	900,000	969,741
5.50%, 11/01/15	200,000	234,718
5.00%, 11/01/19, Pre-Refunded 11/01/11 @ 100	2,000,000	2,047,160
5.50%, 11/01/19, Pre-Refunded 11/01/12 @ 100	960,000	1,034,390
3.13%, 4/01/21, Callable 4/01/17	1,500,000	1,494,270
3.25%, 4/01/23, Callable 4/01/17	1,795,000	1,794,964
5.00%, 4/01/23, Pre-Refunded 4/01/14 @ 100	1,860,000	2,084,111
5.00%, 11/01/24, Callable 11/01/13	1,000,000	1,039,370
6.00%, 4/01/27, Pre-Refunded 4/01/13 @ 100	2,000,000	2,210,260
5.00%, 11/01/28, Callable 11/01/13	100,000	102,611
Kansas State Department of Transportation, Transportation, Revenue Bonds,
5.00%, 9/01/11	415,000	421,341
5.50%, 9/01/14, Escrowed to Maturity	1,000,000	1,150,340
5.00%, 3/01/20, Callable 3/01/14	1,220,000	1,335,522
4.30%, 9/01/21, Callable 9/01/18	575,000	617,153
5.00%, 9/01/22, Callable 9/01/18	4,615,000	5,208,027
5.00%, 9/01/23, Callable 9/01/18	1,780,000	2,000,026
5.00%, 9/01/24, Callable 9/01/18	1,180,000	1,315,216
Kansas Turnpike Authority, Transportation, Revenue Bonds, 4.00%, 9/01/26, Callable 9/01/20	1,000,000	1,000,730
Kansas Turnpike Authority, Transportation, Revenue Bonds, AGM, 5.00%, 9/01/20, Callable 9/01/14	500,000	534,285
La Cygne Public Building Commission, Facilities, Revenue Bonds, 5.00%, 11/01/29, Callable 11/01/19	375,000	378,615
Leavenworth County Unified School District No. 453, School District, GO UT, AGM,
5.25%, 9/01/23, Callable 9/01/19	500,000	557,720
4.75%, 3/01/25, Callable 9/01/19	535,000	560,830
Leavenworth County Unified School District No. 458, School District, GO UT,
5.25%, 9/01/28, Callable 9/01/19	1,250,000	1,326,000
5.00%, 9/01/29, Callable 9/01/19	395,000	402,244
5.00%, 9/01/30, Callable 9/01/19	215,000	217,614
Leavenworth County Unified School District No. 464, School District, GO UT, NATL-RE FGIC, 4.10%, 9/01/25, Callable 9/01/17	405,000	407,223
Leavenworth County Unified School District No. 464, School District, GO UT, NATL-RE, 5.00%, 9/01/25, Pre-Refunded 9/01/15 @ 100	1,380,000	1,600,345
Leavenworth County Unified School District No. 469, School District, GO UT, FGIC, 5.00%, 9/01/24, Pre-Refunded 9/01/15 @ 100	2,400,000	2,777,736
Lyon County Public Building Commission, Facilities, Revenue Bonds, 4.00%, 12/01/21, Callable 12/01/18	500,000	499,985
Lyon County Unified School District No. 253 Emporia, School District, GO UT, NATL-RE FGIC, 5.00%, 9/01/12	250,000	263,400
Maize Public Building Commission, Facilities, Revenue Bonds, 5.25%, 5/01/25, Callable 5/01/11	1,000,000	1,000,000
Maize Public Building Commission, General Obligation, Revenue Bonds, 5.20%, 5/01/31, Callable 5/01/16	1,000,000	1,010,490
Marais Des Cygnes Public Utility Authority, Water, Revenue Bonds, AGM, 4.63%, 12/01/38, Callable 12/01/17	530,000	495,158
Miami County Unified School District No. 367 Osawatomie, School District, GO UT, AGM, 5.00%, 9/01/25, Callable 9/01/15	1,310,000	1,379,561
Miami County Unified School District No. 416 Louisburg, School District, GO UT, NATL-RE,
4.00%, 9/01/15	900,000	954,234
5.00%, 9/01/20, Callable 9/01/16	1,235,000	1,320,511

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.0% (continued)
Mitchell County Public Building Commission, Medical, Revenue Bonds, AGM, 4.50%, 3/01/28, Callable 3/01/18	430,000	440,642
Overland Park Transportation Development District, Transportation, Revenue Bonds, 5.90%, 4/01/32, Callable 4/01/20	1,000,000	955,030
Puerto Rico Electric Power Authority, Power, Revenue Bonds, NATL-RE, 5.00%, 7/01/19	1,000,000	1,049,090
Reno County Unified School District No. 308 Hutchinson, School District, GO UT, NATL-RE,
5.00%, 9/01/16	1,000,000	1,124,950
5.00%, 9/01/25, Callable 9/01/17	200,000	210,384
Rice County Unified School District No. 376 Sterling, School District, GO UT, AGM, 5.25%, 9/01/35, Callable 9/01/19	500,000	526,475
Rice County Unified School District No. 444, School District, GO UT, 5.08%, 9/01/14, Callable 5/31/11	620,000	621,556
Riley County Unified School District No. 383 Manhattan-Ogden, School District, GO UT,
5.00%, 9/01/23, Callable 9/01/19	1,000,000	1,105,950
5.00%, 9/01/27, Callable 9/01/18	1,350,000	1,449,090
Riley County Unified School District No. 383 Manhattan-Ogden, School District, GO UT, NATL-RE, 5.00%, 11/01/14, Callable 11/01/11	1,000,000	1,020,170
Saline County Unified School District No. 305 Salina, School District, GO UT, FSA,
5.50%, 9/01/17, Callable 9/01/11	780,000	791,583
5.50%, 9/01/17, Callable 9/01/11	220,000	221,995
Scott County Unified School District No. 466 Scott City, School District, GO UT, FGIC, 5.25%, 9/01/17, Pre-Refunded 9/01/12 @ 100	400,000	425,388
Sedgwick County Public Building Commission, Facilities, Revenue Bonds,
4.00%, 8/01/15, Callable 8/01/14	500,000	535,620
5.00%, 8/01/23, Callable 8/01/18	390,000	435,302
5.00%, 8/01/24, Callable 8/01/18	100,000	110,595
4.13%, 8/01/26, Callable 8/01/16	500,000	508,825
5.25%, 8/01/26, Callable 8/01/18	130,000	144,171
5.25%, 8/01/28, Callable 8/01/18	800,000	875,440
Sedgwick County Unified School District No. 259 Wichita, School District, GO UT,
5.00%, 9/01/19	500,000	578,865
5.00%, 10/01/20, Callable 10/01/18	150,000	170,432
5.00%, 10/01/21, Callable 10/01/18	1,000,000	1,123,470
Sedgwick County Unified School District No. 261 Haysville, School District, GO UT, AGM,
4.00%, 11/01/13	500,000	536,055
5.00%, 11/01/19, Callable 11/01/17	1,000,000	1,115,930
5.00%, 11/01/20, Callable 11/01/17	250,000	275,573
5.00%, 11/01/23, Callable 11/01/17	200,000	215,002
Sedgwick County Unified School District No. 262 Valley Center, School District, GO UT, AGM, 5.00%, 9/01/24, Callable 9/01/18	745,000	800,175
Sedgwick County Unified School District No. 266 Maize, School District, GO UT, NATL-RE,
5.00%, 9/01/16	150,000	167,711
5.00%, 9/01/17	100,000	111,868
5.00%, 9/01/19, Callable 9/01/17	500,000	543,975
Shawne County Unified School District No. 437 Auburn - Washburn, School District, GO UT,
3.95%, 9/01/27, Callable 9/01/20	795,000	796,813
3.95%, 9/01/28, Callable 9/01/20	825,000	819,844
Shawne County Unified School District No. 501 Topeka, School District, GO UT, AGM, 5.00%, 8/01/13	1,000,000	1,090,540
Topeka Public Building Commission, Facilities, Revenue Bonds, NATL-RE,
5.00%, 6/01/13	1,140,000	1,230,220
5.00%, 6/01/27, Callable 6/01/18	2,355,000	2,557,224
University of Kansas Hospital Authority, Medical, Revenue Bonds, 5.00%, 9/01/21, Callable 9/01/16	1,075,000	1,116,108
University of Kansas Hospital Authority, Medical, Revenue Bonds, GO,
5.50%, 9/01/11	300,000	304,911
5.25%, 9/01/13, Pre-Refunded 9/01/12 @ 100	450,000	477,940

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
Municipal Bonds — 97.0% (continued)
6.00%, 9/01/16, Pre-Refunded 9/01/12 @ 100	1,120,000	1,200,618
5.63%, 9/01/27, Pre-Refunded 9/01/12 @ 100	275,000	293,436
5.63%, 9/01/32, Pre-Refunded 9/01/12 @ 100	1,100,000	1,173,744
Wyandotte County Unified School District No. 202 Turner, School District, GO UT, AMBAC, 5.00%, 9/01/13 (a)	1,000,000	1,086,860
Wyandotte County Unified School District No. 204 Bonner Springs-Edwardsville, School District, GO UT, NATL-RE FGIC, 5.00%, 9/01/24, Callable 9/01/15	1,000,000	1,037,290
Wyandotte County Unified School District No. 500 Kansas City, School District, GO UT, AGM,
5.25%, 9/01/12, Pre-Refunded 9/01/11 @ 100	1,805,000	1,833,988
5.25%, 9/01/15, Callable 9/01/13	1,000,000	1,101,980
5.50%, 9/01/16, Pre-Refunded 9/01/12 @ 100	300,000	320,238
Wyandotte County-Kansas City Unified Government, 5.00%, 9/01/24, Callable 3/01/19	800,000	870,624
Wyandotte County-Kansas City Unified Government, Facilities, Revenue Bonds, NATL-RE, 6.00%, 5/01/15, Callable 5/31/11	1,975,000	1,980,964
Wyandotte County-Kansas City Unified Government, GO UT,
5.00%, 8/01/29, Callable 8/01/20	1,000,000	1,053,640
4.00%, 8/01/30, Callable 8/01/20	500,000	470,470
Wyandotte County-Kansas City Unified Government, Multi-Family Housing, Revenue Bonds, 4.75%, 8/01/34, Callable 8/01/11, Putable 8/01/14 @ 100 †	2,360,000	2,398,303
Wyandotte County-Kansas City Unified Government, Revenue Bonds,
4.60%, 10/01/16	190,000	171,975
5.00%, 12/01/21, Callable 6/01/16	1,090,000	1,070,652
4.88%, 10/01/28, Callable 10/01/16	475,000	345,297
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds, 4.25%, 9/01/23, Callable 3/01/20	500,000	505,480
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds, AGM, 5.00%, 9/01/24, Callable 9/01/14	470,000	489,674
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds, NATL-RE, 4.50%, 9/01/28, Callable 6/20/11	2,900,000	2,808,215
Total Municipal Bonds (Cost $264,339,186)		269,127,472

	Shares
Short-Term Investments — 2.6%
Money Market Funds — 2.6%
Federated Tax-Free Obligations Fund, 0.13% (b)	2,171,965	2,171,965
Marshall Tax-Free Money Market Fund, 0.08% (b)	5,000,000	5,000,000
Total Short-Term Investments (Cost $7,171,965)		7,171,965

Total Investments (Cost $271,511,151(c)) — 99.6%		$276,299,437

Other assets in excess of liabilities — 0.4%		1,056,448

NET ASSETS — 100.0%		$277,355,885

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 4/30/11.
(a)
This bond is covered by insurance issued by Ambac Assured Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interests on these bonds when they fall due is not known at this time.

(b)	Represents the 7 day yield at 4/30/11.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	April 30, 2011 (Unaudited)

Summary of Abbreviations
AGM — Assured Guaranty Municipal Corp.
AMBAC — Insured by American Municipal Bond Assurance Corp.
FGIC — Insured by Financial Guaranty Insurance Corp.
FSA — Insured by Assured Guaranty Municipal (formerly Federal Security Assurance)
GNMA — Government National Mortgage Association
GO — General Obligation
NATL-RE — National Public Finance Guarantee Corp.
UT — Unlimited Tax
XLCA — Insured by XL Capital Assurance

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$269,127,472	$—	$269,127,472
Short-Term Investments	7,171,965	—	—	7,171,965
Total Investments	$7,171,965	$269,127,472	$—	$276,299,437

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
Asset-Backed Securities — 10.6%
American Express Credit Account Master Trust, Series 2005-4, Class A, 0.29%, 1/15/15 †	1,000,000	999,153
BA Credit Card Trust, Series 2010-A1, Class A1, 0.52%, 9/15/15 †	1,500,000	1,504,215
Capital One Multi-Asset Execution Trust, Series 2004-A8, Class A8, 0.35%, 8/15/14 †	1,000,000	1,000,139
Chase Issuance Trust,
Series 2005-A11, Class A, 0.29%, 12/15/14 †	1,410,000	1,408,724
Series 2006-A5, Class A, 0.24%, 11/15/13 †	1,000,000	999,570
Citibank Credit Card Issuance Trust, Series 2005-A3, Class A3, 0.28%, 4/24/14 †	1,500,000	1,498,509
Fannie Mae Whole Loan, Series 2001-W1, Class AV1, 0.45%, 8/25/31, Callable 5/25/11 †	13,609	12,342
GMAC Mortgage Corp. Loan Trust, Series 2001-HE3, Class A2, 0.77%, 3/25/27 † (h)	21,099	19,321
Honda Auto Receivables Owner Trust,
Series 2009-2, Class A3, 2.79%, 1/15/13	568,217	573,438
Series 2009-3, Class A3, 2.31%, 5/15/13	853,680	861,768
MBNA Credit Card Master Note Trust, Series 2001-A2, Class A2, 0.47%, 12/16/13 †	1,500,000	1,500,382
Merrill Lynch Mortgage Investors, Inc., Series 2003-A2, Class 2A2, 1.96%, 2/25/33, Callable 6/25/30 †	22,957	22,370
Residential Funding Mortgage Securities II, Inc., Series 2003-HS3, Class A2B, 0.50%, 8/25/33 †	23,519	18,358
SLM Student Loan Trust, Series 2010-1, Class A, 0.61%, 3/25/25, Callable 7/25/18 †	843,675	843,413
Total Asset-Backed Securities (Cost $11,246,377)		11,261,702

Collateralized Mortgage Obligations — 9.0%
Banc of America Mortgage Securities, Inc., Series 2002-G, Class 2A1, 2.89%, 7/20/32 , Callable 5/20/11 †	1,374	1,352
Bear Stearns Alt-A Trust, Series 2004-9, Class 3A1, 2.59%, 9/25/34, Callable 12/25/15 †	962,521	813,988
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 1A3, 0.57%, 2/25/35 †	83,523	48,941
Series 2005-11, Class 4A1, 0.48%, 4/25/35 †	202,341	129,113
Fannie Mae REMICS,
Series 1993-9, Class FB, 1.65%, 1/25/23 †	1,470,506	1,514,133
Series 2002-62, Class FP, 1.41%, 11/25/32 †	2,083,635	2,148,578
Freddie Mac REMICS,
Series 1689, Class F, 0.90%, 3/15/24 †	977,816	981,903
Series 1689, Class FG, 0.90%, 3/15/24 †	388,084	389,706
Series 2412, Class OF, 1.17%, 12/15/31 †	2,309,744	2,348,769
Freddie Mac Structured Pass-Through Securities,
Series T-54, Class 4A, 3.91%, 2/25/43 †	80,779	84,816
Series T-57, Class 1A2, 7.00%, 7/25/43	406,552	470,231
Series T-63, Class 1A1, 1.51%, 2/25/45 †	175,443	172,710
GSR Mortgage Loan Trust, Series 2004-4, Class B1, 3.09%, 4/25/32, Callable 5/25/11 †	1,307,904	492,829
Total Collateralized Mortgage Obligations (Cost $10,537,681)		9,597,069

Corporate Bonds — 17.3%
Consumer Discretionary — 1.0%
Coca-Cola Refreshments USA, Inc., 3.75%, 3/01/12	1,000,000	1,027,054

Energy — 1.0%
Chevron Corp., 3.45%, 3/03/12	1,000,000	1,025,819

Financials — 9.9%
BB&T Corp., 3.85%, 7/27/12	1,000,000	1,034,926
Credit Suisse USA, Inc., 6.13%, 11/15/11	650,000	669,616
General Electric Capital Corp., 5.00%, 11/15/11	1,000,000	1,024,490
Goldman Sachs Group, Inc. (The), 1.31%, 2/07/14 †	820,000	822,893
HSBC Holdings PLC, 5.25%, 12/12/12 (a)	1,000,000	1,059,475
IBM International Group Capital LLC, 5.05%, 10/22/12	700,000	744,804

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
Corporate Bonds — 17.3% (continued)
Financials — 9.9% (continued)
Merrill Lynch & Co., Inc., 5.77%, 7/25/11	1,000,000	1,011,386
Metropolitan Life Global Funding I, 5.13%, 4/10/13 (b)	1,000,000	1,071,235
Morgan Stanley, 0.59%, 1/09/14 †	1,000,000	979,650
Washington Mutual Finance Corp., 6.88%, 5/15/11	1,000,000	1,001,447
Wells Fargo & Co., 5.25%, 10/23/12	1,000,000	1,063,129
		10,483,051

Health Care — 2.4%
Abbott Laboratories, 5.15%, 11/30/12	300,000	321,271
Merck & Co., Inc., 5.30%, 12/01/13	1,000,000	1,104,236
Novartis Capital Corp., 1.90%, 4/24/13	500,000	511,553
Wyeth, 5.50%, 3/15/13	600,000	650,762
		2,587,822

Information Technology — 1.0%
Hewlett-Packard Co., 2.25%, 5/27/11	1,000,000	999,987

Telecommunication Services — 0.9%
Cellco Partnership / Verizon Wireless Capital LLC, 3.75%, 5/20/11	1,000,000	999,978

Utilities — 1.1%
Indiana Michigan Power Co., 6.38%, 11/01/12	1,100,000	1,181,388
Total Corporate Bonds (Cost $18,098,897)		18,305,099

Taxable Municipal Bonds — 1.1%
Missouri — 0.3%
Missouri Higher Education Loan Authority, 0.00%, 7/01/32, Callable 4/29/11 † (f) (g)	400,000	340,000

Pennsylvania — 0.4%
Pennsylvania Higher Education Assistance Agency, 0.78%, 9/01/43, Callable 4/29/11 † (f) (g)	500,000	425,000

Texas — 0.4%
Panhandle-Plains Higher Education Authority, Inc., 1.71%, 4/01/31, Callable 5/25/11 † (f) (g)	400,000	376,000
Total Taxable Municipal Bonds (Cost $1,300,000)		1,141,000

U.S. Government Agency Pass-Through Securities — 4.4%
Federal Home Loan Mortgage Corporation — 0.0% (i)
2.56%, 4/01/29, Pool #846367 †	9,045	9,503

Federal National Mortgage Association — 1.4%
4.87%, 11/01/21, Pool #365421 †	32,836	33,336
2.05%, 5/01/34, Pool #784365 †	66,799	69,532
2.09%, 6/01/34, Pool #789463 †	199,330	207,240
2.88%, 9/01/34, Pool #725897 †	428,027	432,684
2.02%, 1/01/35, Pool #810896 †	294,606	308,169
2.07%, 7/01/35, Pool #834933 †	360,113	375,733
1.71%, 6/01/40, Pool #557072 †	10,089	10,278
		1,436,972

Government National Mortgage Association — 3.0%
6.50%, 5/15/35, Pool #781931	1,894,811	2,119,735
6.00%, 8/15/38, Pool #677226	976,618	1,085,070
		3,204,805

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
U.S. Government Agency Pass-Through Securities — 4.4% (continued)
Small Business Administration — 0.0% (i)
4.48%, 5/25/15, Pool #502966 †	8,707	8,894
Total U.S. Government Agency Pass-Through Securities (Cost $4,639,689)		4,660,174

U.S. Government Agency Securities — 22.6%
Federal Home Loan Mortgage Corporation — 9.2%
2.13%, 9/21/12	3,000,000	3,069,828
4.63%, 10/25/12	2,500,000	2,654,145
0.85%, 2/08/13, Callable 2/08/12	4,000,000	4,004,476
		9,728,449

Federal National Mortgage Association — 13.4%
5.00%, 10/15/11	3,000,000	3,066,411
4.88%, 5/18/12	4,000,000	4,190,060
0.63%, 9/24/12	7,000,000	7,022,694
		14,279,165
Total U.S. Government Agency Securities (Cost $23,507,914)		24,007,614

U.S. Treasury Obligations — 30.2%
U.S. Treasury Notes — 30.2%
0.63%, 2/28/13	9,000,000	9,014,418
0.75%, 3/31/13	5,000,000	5,017,580
0.50%, 11/15/13	10,000,000	9,920,310
1.25%, 2/15/14	3,000,000	3,026,250
1.25%, 3/15/14	5,000,000	5,039,835
Total U.S. Treasury Obligations (Cost $31,937,400)		32,018,393

	Shares/ Principal ($)
Short-Term Investments — 4.4%
U.S. Treasury Bill — 3.2%
United States Treasury Bill, 0.24%, 3/08/12 (e)	3,400,000	3,395,689

Money Market Fund — 1.2%
Dreyfus Cash Management, 0.10% (c)	1,308,585	1,308,585
Total Short-Term Investments (Cost $4,701,655)		4,704,274

Total Investments (Cost $105,969,613(d)) — 99.6%		$105,695,325

Other assets in excess of liabilities — 0.4%		457,493

NET ASSETS — 100.0%		$106,152,818

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Short-Term Bond Fund	April 30, 2011 (Unaudited)

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 4/30/11.
(a)	Foreign security incorporated outside the United States.
(b)
Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities are considered illiquid, the total aggregate value of which is $1,071,235, or 1.0% of net assets.

(c)	Represents the 7 day yield at 4/30/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(e)	Each issue shows the rate of the discount at purchase.
(f)	Security is valued in good faith under the procedures established by the Board of Trustees. The aggregate amount of the securities fair value is $1,141,000, which represents 1.1% of net assets.
(g)
Auction Rate Security (ARS) sold through a dutch auction at an interest rate that will clear the market at the lowest yield possible. Beginning in 2008, the auctions for these securities failed and there have been no successful auctions since that time. These securities are considered illiquid, the total aggregate value of which is $1,141,000, or 1.1% of net assets.

(h)	Issue is in default or bankruptcy.
(i)	Amount rounds to less than 0.05%.

Summary of Abbreviations
REMIC — Real Estate Mortgage Investment Conduit

Number of Contracts	Futures Contract	Notional Amount($)	Unrealized Appreciation/ (Depreciation)($)
Futures Contracts — 0.0% (i)
Futures Contracts Purchased — 0.1%
67	June 2011 2-Year U.S. Treasury Note	14,684,516	78,343
Futures Contracts Sold — 0.0% (i)
(20)	June 2011 5-Year U.S. Treasury Note	(2,369,844)	(38,480)
			39,863

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$11,261,702	$—	$11,261,702
Collateralized Mortgage Obligations	—	9,597,069	—	9,597,069
Corporate Bonds	—	18,305,099	—	18,305,099
Taxable Municipal Bonds	—	—	1,141,000	1,141,000
U.S. Government Agencies	—	28,667,788	—	28,667,788
U.S. Treasury Obligations	—	35,414,082	—	35,414,082
Short-Term Investments	1,308,585	—	—	1,308,585
Total Investments	$1,308,585	$103,245,740	$1,141,000	$105,695,325

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures	$39,863	$—	$—	$39,863

* Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of October 31, 2010	$1,745,000
Purchases and sales (net)	(610,000)
Realized gains (losses)	—
Change in appreciation (depreciation)	6,000
Balance as of April 30, 2011	$1,141,000

The net change in unrealized appreciation from Level 3 investments held at April 30, 2011 is $ 6,000.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
Asset-Backed Securities — 3.8%
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 10A1, 2.72%, 6/25/34 , Callable 10/25/14 †	66,610	65,804
Fannie Mae Grantor Trust, Series 2004-T3, Class 1A1, 6.00%, 2/25/44, Callable 8/25/27	321,932	358,231
Fannie Mae REMICS,
Series 1994-77, Class FB, 1.75%, 4/25/24 †	83,865	86,741
Series 2002-16, Class XU, 5.50%, 4/25/17	908,794	979,574
Series 2002-44, Class FJ, 1.21%, 4/25/32 †	102,090	104,613
Series 2002-49, Class KG, 5.50%, 8/25/17	204,661	222,020
Series 2002-60, Class FV, 1.21%, 4/25/32 †	92,397	94,304
Series 2002-66, Class FG, 1.21%, 9/25/32 †	98,469	100,836
Series 2002-69, Class FA, 1.21%, 10/25/32 †	94,801	97,079
Series 2003-106, Class FA, 1.11%, 11/25/33 †	59,345	60,620
Series 2007-88, Class FW, 0.76%, 9/25/37 †	78,457	79,231
Fannie Mae Whole Loan, Series 2004-W8, Class 3A, 7.50%, 6/25/44, Callable 11/25/19	109,717	128,007
Freddie Mac REMICS,
Series 1382, Class KA, 1.40%, 10/15/22 †	82,585	82,615
Series 2691, Class FE, 0.82%, 12/15/28 †	34,971	35,032
Residential Accredit Loans, Inc., Series 2003-QS5, Class A1, 0.66%, 3/25/18, Callable 4/25/12 †	79,677	77,749
WaMu Mortgage Pass-Through Certificates, Series 2003-AR1, Class A6, 2.25%, 3/25/33, Callable 5/25/11 †	87,293	83,322
Total Collateralized Mortgage Obligations (Cost $2,508,588)		2,655,778

Commercial Mortgage-Backed Securities — 2.2%
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	320,000	350,812
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4, 5.95%, 6/10/46 †	200,000	222,857
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A4, 4.83%, 11/15/37	170,000	181,337
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4, 5.43%, 12/12/43	725,000	793,152
Total Commercial Mortgage-Backed Securities (Cost $1,476,919)		1,548,158

Corporate Bonds — 43.0%
Consumer Discretionary — 3.3%
Anheuser-Busch InBev Worldwide, Inc., 4.13%, 1/15/15	450,000	481,994
Hanesbrands, Inc., 8.00%, 12/15/16, Callable 12/15/13	350,000	381,938
Levi Strauss & Co., 7.63%, 5/15/20, Callable 5/15/15	450,000	455,625
Royal Caribbean Cruises Ltd., 6.88%, 12/01/13 (a)	425,000	457,406
Yum! Brands, Inc., 6.25%, 3/15/18	450,000	512,987
		2,289,950

Consumer Staples — 2.2%
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	400,000	410,171
Constellation Brands, Inc., 7.25%, 5/15/17	450,000	492,750
Covidien International Finance SA, 6.00%, 10/15/17 (a)	365,000	421,805
CVS Caremark Corp., 6.13%, 8/15/16	200,000	228,432
		1,553,158

Energy — 2.6%
BP Capital Markets PLC, 3.13%, 10/01/15 (a)	540,000	549,090
Chesapeake Energy Corp., 9.50%, 2/15/15	350,000	423,062
Petrobras International Finance Co., 3.88%, 1/27/16 (a)	500,000	509,389
Teekay Corp., 8.50%, 1/15/20 (a)	325,000	355,063
		1,836,604

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
Corporate Bonds — 43.0% (continued)
Financials — 22.5%
Ally Financial, Inc., 6.25%, 12/01/17 (b)	500,000	521,875
American Express Credit Corp., 7.30%, 8/20/13	825,000	927,341
Bank of America Corp., 5.65%, 5/01/18	975,000	1,039,925
Bear Stearns Cos. LLC (The),
5.30%, 10/30/15	475,000	521,818
7.25%, 2/01/18	625,000	735,342
Berkshire Hathaway, Inc., 3.20%, 2/11/15	650,000	677,732
Boston Properties LP, 5.63%, 11/15/20	650,000	705,923
CIT Group, Inc., 7.00%, 5/01/15, Callable 5/31/11	350,000	355,688
Citigroup, Inc.,
6.01%, 1/15/15	250,000	277,338
4.75%, 5/19/15	500,000	533,091
Credit Suisse USA, Inc., 5.50%, 8/15/13	300,000	327,678
Credit Suisse/New York NY, 5.30%, 8/13/19 (a)	300,000	321,864
First Horizon National Corp., 5.38%, 12/15/15	660,000	703,293
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	425,000	467,177
General Electric Capital Corp.,
2.80%, 1/08/13	400,000	410,786
6.75%, 3/15/32	650,000	735,620
Goldman Sachs Group, Inc. (The), 5.75%, 10/01/16	600,000	661,504
Health Care REIT, Inc., 4.70%, 9/15/17	670,000	684,010
KeyBank NA, 4.95%, 9/15/15	650,000	692,578
Lazard Group LLC, 6.85%, 6/15/17	325,000	357,968
Morgan Stanley, 5.30%, 3/01/13	600,000	640,493
Northern Trust Corp., 4.63%, 5/01/14	500,000	545,530
PNC Funding Corp., 5.40%, 6/10/14	200,000	220,368
SLM Corp., 5.38%, 1/15/13	250,000	262,296
U.S. Bancorp, 2.13%, 2/15/13	270,000	275,174
U.S. Bank NA, 3.78%, 4/29/20, Callable 4/29/15 †	700,000	721,911
Wells Fargo & Co., 3.75%, 10/01/14	1,000,000	1,059,556
Willis North America, Inc., 6.20%, 3/28/17	420,000	457,641
		15,841,520

Industrials — 1.7%
Burlington Northern Santa Fe LLC, 3.60%, 9/01/20, Callable 6/01/20	300,000	289,250
Hutchison Whampoa International Ltd., 6.50%, 2/13/13 (a) (b)	500,000	544,047
Masco Corp., 7.13%, 3/15/20	350,000	365,967
		1,199,264

Materials — 4.5%
Cliffs Natural Resources, Inc., 4.80%, 10/01/20	350,000	356,757
Dow Chemical Co. (The), 7.60%, 5/15/14	600,000	696,991
FMG Resources August 2006 Pty Ltd., 7.00%, 11/01/15, Callable 11/01/12 (a) (b)	325,000	344,500
Sino-Forest Corp., 6.25%, 10/21/17, Callable 10/21/14 (a) (b)	400,000	395,000
Teck Resources Ltd., 3.85%, 8/15/17 (a)	400,000	407,138
United States Steel Corp., 7.00%, 2/01/18	475,000	500,531
Vale Overseas Ltd., 6.25%, 1/23/17 (a)	400,000	452,449
		3,153,366

Telecommunication Services — 5.7%
America Movil SAB de CV, 5.63%, 11/15/17 (a)	450,000	509,738
AT&T, Inc., 6.70%, 11/15/13	300,000	338,609
CSC Holdings LLC, 8.63%, 2/15/19	375,000	434,062
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.50%, 3/01/16	375,000	381,157

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
Corporate Bonds — 43.0% (continued)
Telecommunication Services — 5.7% (continued)
Frontier Communications Corp., 7.88%, 4/15/15	400,000	435,000
Time Warner Cable, Inc.
8.25%,2/14/14	300,000	350,848
6.75%, 7/01/18	250,000	288,343
Verizon Communications, Inc., 5.25%, 4/15/13	260,000	280,530
Virgin Media Secured Finance PLC, 6.50%, 1/15/18, Callable 1/15/14 (a)	500,000	550,000
Windstream Corp., 7.75%, 10/15/20, Callable 10/15/15	375,000	397,500
		3,965,787

Utilities — 0.5%
PacifiCorp, 5.45%, 9/15/13	345,000	378,235
Total Corporate Bonds (Cost $29,579,399)		30,217,884

Mortgage Derivatives - IO STRIPS — 0.3%
Fannie Mae Interest Strip,
Series 386, Class 1, 5.00%, 11/25/37	495,784	107,759
Series 386, Class 2, 5.00%, 11/25/37 †	408,833	89,209
Total Mortgage Derivatives - IO STRIPS (Cost $151,404)		196,968

U.S. Government Agency Pass-Through Securities — 30.5%
Federal Home Loan Mortgage Corporation — 13.3%
4.50%, 11/01/18, Pool #B10834	315,632	336,278
6.00%, 4/01/21, Pool #J01657	96,956	106,199
5.00%, 7/01/23, Pool #G13255	1,855,883	1,981,854
2.56%, 4/01/29, Pool #846367 †	8,926	9,378
6.50%, 4/01/29, Pool #C00742	415,005	468,781
7.50%, 7/01/32, Pool #G01548	77,505	91,724
6.00%, 5/01/38, Pool #G04457	312,880	347,447
5.00%, 11/01/39, Pool #A89640	1,339,048	1,414,282
5.50%, 3/01/40, Pool #G05903	962,649	1,040,087
5.00%, 8/01/40, Pool #A93360	236,869	250,289
4.50%, 9/01/40, Pool #C03517	2,779,575	2,860,403
4.50%, 9/01/40, Pool #G06025	410,406	422,340
		9,329,062

Federal National Mortgage Association — 13.7%
4.61%, 7/01/12, Pool #387461	1,250,000	1,281,604
4.73%, 12/01/12, Pool #385682	421,038	437,079
6.00%, 8/01/24, Pool #AE0178	211,032	232,205
4.50%, 12/01/24, Pool #AC8540	1,734,641	1,832,924
4.00%, 7/01/25, Pool #AE0375	1,516,191	1,574,715
2.12%, 6/01/33, Pool #708318 †	59,949	62,313
2.36%, 1/01/34, Pool #759385 †	111,447	116,967
5.50%, 2/01/34, Pool #725206	329,969	357,389
2.05%, 3/01/34, Pool #776486 †	105,831	110,198
2.76%, 7/01/34, Pool #791523 †	124,502	130,833
2.02%, 1/01/35, Pool #810896 †	589,212	616,338
5.00%, 6/01/35, Pool #735580	1,466,102	1,555,577
5.50%, 4/01/36, Pool #AD0110	650,797	705,284
7.00%, 5/01/38, Pool #979909	107,290	122,884
6.00%, 6/01/40, Pool #AD4941	494,487	541,236
		9,677,546

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
U.S. Government Agency Pass-Through Securities — 30.5% (continued)
Government National Mortgage Association — 3.5%
6.50%, 7/15/28, Pool #455165	309,411	350,750
6.25%, 4/20/40, Pool #724720	79,555	90,651
4.00%, 11/20/40, Pool #4853	1,974,139	2,002,252
		2,443,653
Total U.S. Government Agency Pass-Through Securities (Cost $21,299,867)		21,450,261

U.S. Government Agency Securities — 0.8%
Tennessee Valley Authority Notes — 0.8%
4.50%, 4/01/18	500,000	549,417
Total U.S. Government Agency Securities (Cost $499,900)		549,417

U.S. Treasury Obligations — 17.0%
U.S. Treasury Bonds — 3.9%
5.38%, 2/15/31	1,300,000	1,510,641
3.88%, 8/15/40	1,350,000	1,229,133
		2,739,774

U.S. Treasury Notes — 13.1%
0.38%, 10/31/12	750,000	749,825
1.25%, 10/31/15	2,500,000	2,445,507
4.25%, 11/15/17	1,750,000	1,934,023
2.75%, 2/15/19	750,000	743,321
2.63%, 11/15/20	3,550,000	3,359,187
		9,231,863
Total U.S. Treasury Obligations (Cost $12,205,000)		11,971,637

	Shares
Short-Term Investments — 2.2%
Money Market Fund — 2.2%
Federated Government Obligations Fund, 0.01% (c)	1,577,653	1,577,653
Total Short-Term Investments (Cost $1,577,653)		1,577,653

Total Investments (Cost $69,298,730(d)) — 99.8%		$70,167,756

Other assets in excess of liabilities — 0.2%		139,013

NET ASSETS — 100.0%		$70,306,769

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 4/30/11.
(a)	Foreign security incorporated outside the United States.
(b)
Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities are considered illiquid, the total aggregate value of which is $1,805,422, or 2.6% of net assets.

(c)	Represents the 7 day yield at 4/30/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
IO — Interest Only
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
STRIPS — Separately Traded Registered Interest and Principal of Securities.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Core Plus Fund	April 30, 2011 (Unaudited)

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$552,042	$—	$552,042
Collateralized Mortgage Obligations	—	2,103,736	—	2,103,736
Commercial Mortgage-Backed Securities	—	1,548,158	—	1,548,158
Corporate Bonds	—	30,217,884	—	30,217,884
Mortgage Derivatives - IO STRIPS	—	196,968	—	196,968
U.S. Government Agencies	—	21,999,678	—	21,999,678
U.S. Treasury Obligations	—	11,971,637	—	11,971,637
Short-Term Investments	1,577,653	—	—	1,577,653
Total Investments	$1,577,653	$68,590,103	$—	$70,167,756

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	April 30, 2011 (Unaudited)

Security Description	Principal ($)	Value ($)
U.S. Treasury Inflation-Indexed Securities — 99.1%
U.S. Treasury Inflation-Indexed Bonds — 36.5%
1.88%, 7/15/15	5,380,801	6,024,393
2.00%, 1/15/26	28,559,112	31,258,834
2.38%, 1/15/27	10,250,069	11,701,898
1.75%, 1/15/28	3,791,794	3,972,200
3.63%, 4/15/28	8,837,797	11,685,918
3.88%, 4/15/29	6,097,380	8,369,130
2.13%, 2/15/40	481,163	525,670
		73,538,043

U.S. Treasury Inflation-Indexed Notes — 62.6%
3.00%, 7/15/12	2,424,400	2,594,486
2.00%, 7/15/14	9,901,678	11,009,428
1.63%, 1/15/15	37,907,309	41,754,295
0.13%, 4/15/16	6,205,016	6,407,163
2.63%, 7/15/17	24,224,525	28,372,974
1.38%, 7/15/18	2,585,822	2,808,648
1.25%, 7/15/20	31,505,602	33,285,165
		126,232,159
Total U.S. Treasury Inflation-Indexed Securities (Cost $194,971,122)		199,770,202

	Shares
Short-Term Investments — 0.6%
Money Market Fund — 0.6%
Dreyfus Cash Management, 0.10% (a)	1,234,899	1,234,899
Total Short-Term Investments (Cost $1,234,899)		1,234,899

Total Investments (Cost $196,206,021(b)) — 99.7%		$201,005,101

Other assets in excess of liabilities — 0.3%		602,775

NET ASSETS — 100.0%		$201,607,876

(a)	Represents the 7 day yield at 4/30/11.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Amount rounds to less than 0.05%.

Number of Contracts	Futures Contract	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
Futures Contracts — 0.0%
Futures Contracts Sold — 0.0% (c)
(10)	June 2011 5-Year U.S. Treasury Note	1,184,688	(10,645)
(22)	June 2011 10-Year U.S. Treasury Note	2,665,094	(7,263)
(49)	June 2011 30-Year U.S. Treasury Bond	5,996,375	(29,755)
			(47,663)

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	April 30, 2011 (Unaudited)

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Short-Term Investments	$1,234,899	$—	$—	$1,234,899
U.S. Treasury Inflation-Indexed Securities	—	199,770,202	—	199,770,202
Total Investments	$1,234,899	$199,770,202	$—	$201,005,101

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts Sold	(47,663)	—	—	(47,663)
Total Other Financial Instruments	$(47,663)	$—	$—	$(47,663)

* Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/depreciation.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Active Interest Rate Management Fund	April 30, 2011 (Unaudited)

Security Description	Shares/ Principal ($)	Value ($)
Short-Term Investments — 99.3%
U.S. Treasury Bill — 94.4%
United States Treasury Bill, 0.06%, 7/28/11 (a)	100,000	99,992

Money Market Fund — 4.9%
Federated Treasury Obligations Fund, 0.01% (b)	5,136	5,136
Total Short-Term Investments (Cost $105,121)		105,128

Total Investments (Cost $105,121(c)) — 99.3%		$105,128

Other assets in excess of liabilities — 0.7%		750

NET ASSETS — 100.0%		$105,878

(a)	Each issue shows the rate of the discount at purchase.
(b)	Represents the 7 day yield at 4/30/11.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Short-Term Investments	$5,136	$99,992	$—	$105,128
Total Investments	$5,136	$99,992	$—	$105,128

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 61.3%
Consumer Discretionary — 21.2%
Choice Hotels International, Inc.	4,700	175,686
Discovery Communications, Inc., Class A (a)	6,545	289,682
Las Vegas Sands Corp. (a)	7,000	329,070
NIKE, Inc., Class B	3,180	261,777
Starbucks Corp.	8,400	303,996
Walt Disney Co. (The)	7,260	312,906
		1,673,117

Consumer Staples — 5.1%
Diageo PLC - ADR (b)	4,890	397,899

Energy — 3.9%
Seadrill Ltd. (b)	8,500	303,025

Financials — 7.7%
Annaly Capital Management, Inc. - REIT	10,000	178,400
Citigroup, Inc. (a)	40,000	183,600
Goldman Sachs Group, Inc. (The)	1,625	245,391
		607,391

Health Care — 3.9%
Cardinal Health, Inc.	7,085	309,544

Industrials — 9.2%
General Dynamics Corp.	3,845	279,993
L-3 Communications Holdings, Inc.	3,015	241,773
Southwest Airlines Co.	17,000	199,750
		721,516

Information Technology — 10.3%
Corning, Inc.	8,800	184,272
Microsoft Corp.	9,745	253,565
Research In Motion Ltd. (a) (b)	2,800	136,220
Xerox Corp.	23,720	239,335
		813,392
Total Common Stocks (Cost $4,498,701)		4,825,884

Short-Term Investment — 40.1%
Money Market Fund — 40.1%
Dreyfus Government Prime Cash, 0.00% (c)	3,160,837	3,160,837
Total Short-Term Investments (Cost $3,160,837)		3,160,837

Total Investments (Cost $7,659,538(d)) — 101.4%		$7,986,721

Segregated Cash With Brokers — 20.2%		1,594,955

Total Securities Sold Short (Proceeds $(2,023,238)) — (28.3)%		(2,226,196)

Other assets in excess of liabilities — 6.7%		524,747

NET ASSETS — 100.0%		$7,880,227

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Fusion Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
SCHEDULE OF SECURITIES SOLD SHORT: Common Stocks — (28.3)%
Consumer Discretionary — (6.1)%
MGM Resorts International (a)	(14,300)	(181,038)
Pulte Group, Inc. (a)	(36,668)	(298,111)
		(479,149)

Consumer Staples — (4.7)%
Brown-Forman Corp., Class B	(5,200)	(373,672)

Health Care — (3.6)%
Boston Scientific Corp. (a)	(37,500)	(280,875)

Telecommunication Services — (5.4)%
CenturyLink, Inc.	(6,216)	(253,488)
Sprint Nextel Corp. (a)	(33,000)	(170,940)
		(424,428)

Utilities — (8.5)%
Ameren Corp.	(12,800)	(375,168)
TECO Energy, Inc.	(15,200)	(292,904)
		(668,072)
Total Common Stocks (Proceeds $(2,023,238))		(2,226,196)
Total Securities Sold Short (Proceeds $(2,023,238)) — (28.3)%		$(2,226,196)

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 4/30/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks (Long Positions)	$4,825,884	$—	$—	$4,825,884
Short-Term Investments	3,160,837	—	—	3,160,837
Common Stocks (Short Positions)	(2,226,196)	—	—	(2,226,196)
Total Investments	$5,760,525	$—	$—	$5,760,525

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Absolute Return Bull Bear Bond Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Investment Companies — 33.1%
ProShares UltraShort 20+ Year Treasury (a)	517,600	18,452,440
Total Investment Companies (Cost $20,869,601)		18,452,440

	Shares/ Principal ($)
Short-Term Investments — 67.5%
U.S. Treasury Bill — 64.6%
United States Treasury Bill, 0.01%, 5/05/11 (b)	36,000,000	35,999,960

Money Market Fund — 2.9%
Federated Treasury Obligations Fund, 0.01% (c)	1,637,371	1,637,371
Total Short-Term Investments (Cost $37,637,331)		37,637,331

Total Investments (Cost $58,506,932(d)) — 100.6%		$56,089,771

Liabilities in excess of other assets — (0.6)%		(332,268)

NET ASSETS — 100.0%		$55,757,503

(a)	Non-income producing security.
(b)	Each issue shows the rate of discount at purchase.
(c)	Represents the 7 day yield at 4/30/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investment at Value	Level 1	Level 2	Level 3	Total
Investment Companies	$18,452,440	$—	$—	$18,452,440
Short-Term Investments	1,637,371	35,999,960	—	37,637,331
Total Investments	$20,089,811	$35,999,960	$—	$56,089,771

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities
April 30, 2011 (Unaudited)

	Stock Fund	International Equity Fund	Small Cap Growth Fund*	Large Cap Growth Fund*
Assets
Investments, at cost	$129,320,664	$72,216,859	$3,389,242	$4,995,616
Investments, at value	$157,964,627	$81,010,169	$3,562,203	$5,524,915
Foreign currency, at value (cost at $0; $8,116; $0 and $0, respectively)	—	8,148	—	—
Interest and dividends receivable	87,956	231,268	325	3,704
Receivable for capital shares issued	721,976	176,802	15,272	14,534
Receivable for investments sold	3,229,530	—	133,415	232,428
Reclaims receivable	—	112,122	—	—
Receivable from Investment Adviser	—	—	3,896	2,586
Prepaid expenses	28,232	20,091	—	—
Total assets	$162,032,321	$81,558,600	$3,715,111	$5,778,167

Liabilities
Payable for investments purchased	$4,116,511	$—	$134,302	$229,357
Payable for capital shares redeemed	340,717	538,453	—	—
Accrued expenses and other payables:
Investment advisory	99,579	31,246	—	—
Administration	25,048	17,882	362	554
Distribution and Service	11,675	35	—	—
Fund Accounting	1,891	—	4,814	4,760
Trustees	1,973	2,220	228	274
Other	36,913	42,893	11,177	8,826
Total liabilities	4,634,307	632,729	150,883	243,771
Net Assets	$157,398,014	$80,925,871	$3,564,228	$5,534,396

Composition of Net Assets
Capital	$120,929,241	$73,626,127	$3,385,392	$5,014,989
Accumulated (distributions in excess of) net investment income	234,957	(152,710)	(8,486)	(4,789)
Accumulated net realized gains (losses) from investment transactions	7,589,853	(1,373,121)	14,361	(5,103)
Net unrealized appreciation	28,643,963	8,825,575	172,961	529,299
Net Assets	$157,398,014	$80,925,871	$3,564,228	$5,534,396

Net Assets By Share Class:
Institutional Class Shares	$128,292,545	$80,772,679	$3,563,174	$5,533,345
Class A Shares	19,896,050	153,192	1,054	1,051
Class C Shares	9,209,419	—	—	—
Net Assets	$157,398,014	$80,925,871	$3,564,228	$5,534,396

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	8,705,226	6,572,136	327,653	494,729
Class A Shares	1,359,442	12,544	97	94
Class C Shares	614,977	—	—	—

Net Asset Value, Offering Price and Redemption Price per share:
Institutional Class Shares	$14.74	$12.29	$10.87	$11.18
Class A Shares	$14.64	$12.21	$10.87	$11.18
Class C Shares	$14.98	$—	$—	$—

Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%
Class C Shares**	1.00%	N/A	N/A	N/A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$15.53	$12.95	$11.53	$11.86

*	Funds commenced operations on December 9, 2010.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities – (continued)
April 30, 2011 (Unaudited)

	Kansas Tax-Exempt Bond Fund	Short-Term Bond Fund	Core Plus Fund	U.S. Inflation-Indexed Fund
Assets
Investments, at cost	$271,511,151	$105,969,613	$69,298,730	$196,206,021
Investments, at value	$276,299,437	$105,695,325	$70,167,756	$201,005,101
Cash	—	—	13,223	—
Collateral held at broker	—	100,000	—	240,000
Interest and dividends receivable	3,167,046	423,045	637,284	885,823
Receivable for capital shares issued	29,049	110,336	93,444	741,386
Receivable for investments sold	—	—	339,592	10,626,768
Prepaid expenses	40,846	28,319	15,990	23,434
Total assets	$279,536,378	$106,357,025	$71,267,289	$213,522,512

Liabilities
Distributions payable	$704,538	$33,750	$94,591	$25,762
Payable for investments purchased	579,004	—	698,394	11,774,245
Payable for capital shares redeemed	753,568	107,666	120,050	945
Variation margin (See Note 8)	—	250	—	19,600
Accrued expenses and other payables:
Investment advisory	52,418	12,078	24,075	7,043
Administration	45,811	19,108	10,492	22,829
Distribution and Service	2,643	—	12	3,141
Fund Accounting	—	1,013	—	1,630
Trustees	4,011	2,028	400	2,887
Other	38,500	28,314	12,506	56,554
Total liabilities	2,180,493	204,207	960,520	11,914,636
Net Assets	$277,355,885	$106,152,818	$70,306,769	$201,607,876

Composition of Net Assets
Capital	$273,580,637	$117,258,772	$69,716,463	$194,309,144
Accumulated (distributions in excess of) net investment income	74,637	146,358	(67,461)	810
Accumulated net realized gains (losses) from investment transactions	(1,087,675)	(11,017,887)	(211,259)	2,546,505
Net unrealized appreciation/depreciation	4,788,286	(234,425)	869,026	4,751,417
Net Assets	$277,355,885	$106,152,818	$70,306,769	$201,607,876

Net Assets By Share Class:
Institutional Class Shares	$267,373,684	$106,140,783	$70,217,513	$196,107,769
Class A Shares	8,890,712	12,035	89,256	5,500,107
Class C Shares	1,091,489	—	—	—
Net Assets	$277,355,885	$106,152,818	$70,306,769	$201,607,876

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	24,895,231	10,476,169	6,458,685	17,829,190
Class A Shares	827,685	1,188	8,155	497,303
Class C Shares	101,638	—	—	—

Net Asset Value, Offering Price and Redemption Price per share:
Institutional Class Shares	$10.74	$10.13	$10.87	$11.00
Class A Shares	$10.74	$10.13	$10.94	$11.06
Class C Shares	$10.74	$—	$—	$—

Maximum Sales Charge:
Class A Shares	4.25%	2.25%	4.25%	4.25%
Class C Shares*	1.00%	N/A	N/A	1.00%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$11.22	$10.36	$11.43	$11.55

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities – (continued)
April 30, 2011 (Unaudited)

	Active Interest Rate Management Fund*	Fusion Fund	Absolute Return Bull Bear Bond Fund
Assets
Investments, at cost	$105,121	$7,659,538	$58,506,932
Investments, at value	$105,128	$7,986,721	$56,089,771
Cash	—	56,855	—
Collateral held at broker	—	1,594,955	—
Interest and dividends receivable	—	3,193	42
Receivable for capital shares issued	—	1,149	632,097
Receivable for investments sold	—	563,990	—
Receivable from Investment Adviser	11,146	—	—
Prepaid expenses	—	86,849	13,469
Total assets	$116,274	$10,293,712	$56,735,379

Liabilities
Securities sold short at value (proceeds of $0; $2,023,238 and $0, respectively)	$—	$2,226,196	$—
Payable for investments purchased	—	157,963	431,533
Payable for capital shares redeemed	—	—	516,760
Accrued expenses and other payables:
Investment advisory	—	6,590	14,463
Administration	10	1,092	5,488
Distribution and Service	27	—	5,367
Fund Accounting	1,962	1,330	1,593
Trustees	225	385	1,108
Other	8,172	19,929	1,564
Total liabilities	10,396	2,413,485	977,876
Net Assets	$105,878	$7,880,227	$55,757,503

Composition of Net Assets
Capital	$105,867	$7,944,220	$58,387,977
Accumulated (distributions in excess of) net investment income	4	(66,952)	(140,196)
Accumulated net realized gains (losses) from investment transactions	—	(121,266)	(73,117)
Net unrealized appreciation/depreciation	7	124,225	(2,417,161)
Net Assets	$105,878	$7,880,227	$55,757,503

Net Assets By Share Class:
Institutional Class Shares	$2,510	$7,880,227	$35,920,432
Class A Shares	103,368	—	19,837,071
Net Assets	$105,878	$7,880,227	$55,757,503

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	251	379,034	3,564,064
Class A Shares	10,336	—	1,973,185

Net Aset Value, Offering Price and Redemption Price per share:
Institutional Class Shares	$10.00	$20.79	$10.08
Class A Shares	$10.00	$—	$10.05

Maximum Sales Charge:
Class A Shares	2.25%	5.75%	4.25%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$10.23	N/A	$10.50

*	Fund commenced operations on March 28, 2011.

See Notes to Financial Statements

American Independence Funds
Statements of Operations
For the Six Months Ended April 30, 2011 (Unaudited)

	Stock Fund	International Equity Fund	Small Cap Growth Fund*	Large Cap Growth Fund*
Investment Income:
Dividend	$1,239,325	$806,600	$3,681	$13,978
Other income	32	—	—	—
Foreign tax withholding	—	(55,315)	—	—
Total Investment Income	1,239,357	751,285	3,681	13,978

Expenses:
Investment advisory	670,893	282,545	9,789	17,829
Administration	83,862	49,871	1,217	2,217
Distribution - Class A Shares	—	112	0	0 ^
Distribution - Class C Shares	21,764	—	—	—
Service - Class A Shares	16,853	173	0 ^	0 ^
Service - Class C Shares	7,254	—	—	—
Accounting	17,322	15,695	11,482	11,428
Audit expenses	11,462	13,557	9,136	9,136
Compliance services	4,567	3,875	1,679	1,691
Custodian	11,945	32,219	391	427
Legal expenses	7,489	4,880	262	344
Shareholder Reporting	2,976	1,488	1,961	1,961
State registration expenses	16,180	12,553	6,068	6,068
Transfer Agent	94,688	17,182	3,488	3,488
Trustees	8,315	5,450	282	372
Insurance	4,051	2,656	138	181
Other	2,592	2,182	1,265	1,266
Total expenses before fee reductions	982,213	444,438	47,158	56,408
Expenses reduced by:Adviser	(200,591)	(15,208)	(36,389)	(38,577)
Net Expenses	781,622	429,230	10,769	17,831

Net Investment Income (Loss)	457,735	322,055	(7,088)	(3,853)

Realized and unrealized gains (losses) from investments and foreign currency transactions:
Net realized gains (losses) from investment transactions	9,997,711	7,300,568	14,361	(5,103)
Net realized losses from options transactions	(294,429)	—	—	—
Net realized losses from foreign currency transactions	—	(147,758)	—	—
Net change in unrealized appreciation from investments	3,670,086	69,689	172,961	529,299
Net change in unrealized depreciation from foreign currency translation	—	(56,970)	—	—
Net realized and unrealized gains	13,373,368	7,165,529	187,322	524,196

Net Increase in Net Assets Resulting from Operations	$13,831,103	$7,487,584	$180,234	$520,343

*	For the period from December 9, 2010, commencement of operations, through April 30, 2011.
^	Rounds to less than $1.00.

See Notes to Financial Statements

American Independence Funds
Statements of Operations – (continued)
For the Six Months Ended April 30, 2011 (Unaudited)

	Kansas Tax-Exempt Bond Fund	Short-Term Bond Fund	Core Plus Fund	U.S. Inflation-Indexed Fund
Investment Income:
Dividend	$7,461	$1,894	$232	$2,769
Interest	5,494,110	793,783	1,084,570	2,603,561
Total Investment Income	5,501,571	795,677	1,084,802	2,606,330

Expenses:
Investment advisory	412,794	213,551	128,582	313,279
Administration	171,997	66,735	40,182	97,900
Distribution - Class A Shares	10,593	40	105	6,130
Distribution - Class C Shares	4,093	—	—	—
Service - Class A Shares	10,593	40	105	—
Service - Class C Shares	1,365	—	—	—
Accounting	39,181	19,265	20,475	15,879
Audit expenses	12,359	12,274	10,814	11,264
Compliance services	7,925	4,313	3,055	4,882
Custodian	27,819	7,418	4,597	7,190
Legal expenses	16,276	6,341	3,451	8,743
Shareholder Reporting	2,976	2,033	793	1,488
State registration expenses	15,997	12,200	11,860	11,405
Transfer Agent	13,132	3,313	2,536	41,629
Trustees	18,130	7,057	3,802	9,694
Insurance	8,834	3,439	1,853	4,724
Other	3,772	1,686	1,270	2,299
Total expenses before fee reductions	777,836	359,705	233,480	536,506
Expenses reduced by:Adviser	(163,925)	(119,380)	(78,683)	(280,409)
Distributor	(4,384)	(40)	(36)	—
Net Expenses	609,527	240,285	154,761	256,097

Net Investment Income	4,892,044	555,392	930,041	2,350,233

Realized and unrealized gains (losses) from investments:
Net realized gains (losses) from investment transactions	(304,016)	97,653	(67,637)	2,890,043
Net realized gains (losses) from futures contracts	—	(6,859)	(129,721)	531,427
Net change in unrealized depreciation from investments	(5,577,746)	(413,373)	(564,035)	(80,124)
Net change in unrealized appreciation/depreciation from futures contracts	—	(67,950)	62,482	32,187
Net realized and unrealized gains (losses)	(5,881,762)	(390,529)	(698,911)	3,373,533

Net Increase (Decrease) in Net Assets Resulting from Operations	$(989,718)	$164,863	$231,130	$5,723,766

See Notes to Financial Statements

American Independence Funds
Statements of Operations – (continued)
For the Six Months Ended April 30, 2011 (Unaudited)

	Active Interest Rate Management Fund*	Fusion Fund	Absolute Return Bull Bear Bond Fund
Investment Income:
Dividend	$—	$49,673	$321
Interest	4	—	83,227
Total Investment Income	4	49,673	83,548

Expenses:
Investment advisory	30	62,408	109,123
Administration	10	5,572	27,281
Distribution - Class A Shares	8	—	7,741
Service - Class A Shares	19	—	19,351
Accounting	1,962	11,787	10,642
Audit expenses	2,817	9,914	10,005
Compliance services	452	2,231	2,579
Custodian	362	27,511	2,209
Legal expenses	209	537	2,269
Shareholder Reporting	614	496	2,154
State registration expenses	844	6,318	6,984
Transfer Agent	3,241	1,587	82,745
Trustees	225	597	2,482
Insurance	—	291	1,209
Other	384	1,592	1,283
Total expenses before fee reductions	11,177	130,841	288,057
Expenses increased by:Dividend expense on securities sold short	—	25,867	—
Interest expense on securities sold short	—	6,062	—
Total expenses before fee reductions	11,177	162,770	288,057
Expenses reduced by:Adviser	(11,150)	(46,145)	(64,544)
Distributor	(27)	—	—
Net Expenses	—	116,625	223,513

Net Investment Income (Loss)	4	(66,952)	(139,965)

Realized and unrealized gains (losses) from investments:
Net realized gains (losses) from investment transactions	—	597,245	(72,796)
Net realized losses from securities sold short	—	(686,439)	—
Net realized losses from options transactions	—	(14,801)	—
Net change in unrealized appreciation/depreciation from investments	7	(138,269)	(2,781,489)
Net change in unrealized appreciation from securities sold short	—	125,137	—
Net realized and unrealized gains (losses)	7	(117,127)	(2,854,285)

Net Increase (Decrease) in Net Assets Resulting from Operations	$11	$(184,079)	$(2,994,250)

*	Fund commenced operations on March 28, 2011.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets

	Stock Fund		International Equity Fund
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010
Investment Operations:
Net investment income	$457,735	$520,729	$322,055	$1,393,972
Net realized gains	9,703,282	9,136,591	7,152,810	1,681,724
Net change in unrealized appreciation	3,670,086	10,051,003	12,719	905,585
Net increase in net assets resulting from operations	13,831,103	19,708,323	7,487,584	3,981,281

Distributions:
From net investment income:
Institutional Class Shares	(380,504)	(927,595)	(124,592)	(1,067,459)
Class A Shares	(15,599)	(33,424)	—	(399)
Class C Shares*	(1,516)	(755)	—	—
From net realized gains:
Institutional Class Shares	(6,633,604)	—	—	—
Class A Shares	(580,563)	—	—	—
Class C Shares*	(245,986)	—	—	—
Decrease in net assets from distributions	(7,857,772)	(961,774)	(124,592)	(1,067,858)

Net increase (decrease) in net assets from capital transactions	35,032,780	(7,757,720)	(18,634,567)	(7,463,853)
Total increase (decrease) in net assets	41,006,111	10,988,829	(11,271,575)	(4,550,430)

Net Assets:
Beginning of period	116,391,903	105,403,074	92,197,446	96,747,876
End of period	$157,398,014	$116,391,903	$80,925,871	$92,197,446
Accumulated (distributions in excess of) net investment income	234,957	174,841	(152,710)	(350,173)

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$25,752,534	$20,858,481	$6,004,210	$16,970,270
Dividends reinvested	4,575,368	536,647	73,908	577,063
Cost of shares redeemed	(12,899,056)	(34,236,970)	(24,721,605)	(25,083,557)
Institutional Class Shares capital transactions	17,428,846	(12,841,842)	(18,643,487)	(7,536,224)

Class A Shares
Proceeds from shares issued	13,304,083	8,470,288	18,235	142,871
Dividends reinvested	506,538	28,449	—	399
Cost of shares redeemed	(2,544,710)	(5,792,656)	(9,315)	(63,520)
Class A Shares capital transactions	11,265,911	2,706,081	8,920	79,750

Class C Shares*
Proceeds from shares issued	6,291,894	2,407,496	—	—
Dividends reinvested	244,404	755	—	—
Cost of shares redeemed	(198,275)	(30,210)	—	(7,379)
Class C Shares capital transactions	6,338,023	2,378,041	—	(7,379)

Net increase (decrease) in net assets from capital share transactions	$35,032,780	$(7,757,720)	$(18,634,567)	$(7,463,853)

Share Transactions:
Institutional Class Shares
Issued	1,792,346	1,598,195	516,865	1,631,111
Reinvested	327,267	41,489	6,449	53,499
Redeemed	(899,552)	(2,626,313)	(2,177,659)	(2,399,604)
Change in Institutional Class Shares	1,220,061	(986,629)	(1,654,345)	(714,994)

Class A Shares
Issued	933,499	651,554	1,579	13,211
Reinvested	36,517	2,208	—	37
Redeemed	(177,701)	(449,084)	(823)	(6,072)
Change in Class A Shares	792,315	204,678	756	7,176

Class C Shares*
Issued	430,671	177,828	—	—
Reinvested	17,199	56	—	—
Redeemed	(13,577)	(2,361)	—	(685)
Change in Class C Shares	434,293	175,523	—	(685)

*	Effective as of the close of business on December 23, 2009, Class C Shares were liquidated and no longer offered with respect to International Equity Fund.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Small Cap Growth Fund	Large Cap Growth Fund	Kansas Tax-Exempt Bond Fund
	For the Period Ended April 30, 2011* (Unaudited)	For the Period Ended April 30, 2011* (Unaudited)	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010
Investment Operations:
Net investment income (loss)	$(7,088)	$(3,853)	$4,892,044	$8,988,554
Net realized gains (losses)	14,361	(5,103)	(304,016)	(187,327)
Net change in unrealized appreciation/depreciation	172,961	529,299	(5,577,746)	5,723,201
Net increase (decrease) in net assets resulting from operations	180,234	520,343	(989,718)	14,524,428

Distributions:
From net investment income:
Institutional Class Shares	(1,398)	(936)	(4,744,382)	(8,888,059)
Class A Shares	—	—	(133,666)	(93,835)
Class C Shares	—	—	(13,996)	(15,674)
Decrease in net assets from distributions	(1,398)	(936)	(4,892,044)	(8,997,568)

Net increase (decrease) in net assets from capital transactions	3,385,392	5,014,989	(213,744)	48,410,553
Total increase (decrease) in net assets	3,564,228	5,534,396	(6,095,506)	53,937,413

Net Assets:
Beginning of period	—	—	283,451,391	229,513,978
End of period	$3,564,228	$5,534,396	$277,355,885	$283,451,391
Accumulated (distributions in excess of) net investment income	(8,486)	(4,789)	74,637	74,637

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$3,570,207	$5,618,842	$20,040,562	$71,548,352
Dividends reinvested	1,398	936	523,670	1,118,434
Cost of shares redeemed	(187,213)	(605,789)	(24,027,303)	(29,721,706)
Institutional Class Shares capital transactions	3,384,392	5,013,989	(3,463,071)	42,945,080

Class A Shares
Proceeds from shares issued	1,000	1,000	4,632,797	4,975,553
Dividends reinvested	—	—	109,881	55,905
Cost of shares redeemed	—	—	(1,573,901)	(514,580)
Class A Shares capital transactions	1,000	1,000	3,168,777	4,516,878

Class C Shares
Proceeds from shares issued	—	—	142,950	1,005,157
Dividends reinvested	—	—	5,043	6,467
Cost of shares redeemed	—	—	(67,443)	(63,029)
Class C Shares capital transactions	—	—	80,550	948,595

Net increase (decrease) in net assets from capital share transactions	$3,385,392	$5,014,989	$(213,744)	$48,410,553

Share Transactions:
Institutional Class Shares
Issued	345,643	502,710	1,879,948	6,589,000
Reinvested	137	—	49,168	103,002
Redeemed	(18,127)	(7,981)	(2,259,780)	(2,736,935)
Change in Institutional Class Shares	327,653	494,729	(330,664)	3,955,067

Class A Shares
Issued	97	94	431,022	456,501
Reinvested	—	—	10,329	5,150
Redeemed	—	—	(150,158)	(47,481)
Change in Class A Shares	97	94	291,193	414,170

Class C Shares
Issued	—	—	13,097	92,990
Reinvested	—	—	473	594
Redeemed	—	—	(6,379)	(5,719)
Change in Class C Shares	—	—	7,191	87,865

*	For the period from December 9, 2010, commencement of operations, through April 30, 2011.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Short-Term Bond Fund		Core Plus Fund
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010
Investment Operations:
Net investment income	$555,392	$2,139,416	$930,041	$1,142,977
Net realized gains (losses)	90,794	(5,303,354)	(197,358)	1,659,210
Net change in unrealized appreciation/depreciation	(481,323)	9,209,084	(501,553)	185,529
Net increase in net assets resulting from operations	164,863	6,045,146	231,130	2,987,716

Distributions:
From net investment income:
Institutional Class Shares	(637,221)	(2,171,683)	(1,059,697)	(1,265,450)
Class A Shares	(159)	(341)	(1,199)	(707)
Class C Shares*	—	(91)	—	—
From net realized gains:
Institutional Class Shares	—	—	(1,578,250)	(734,668)
Class A Shares	—	—	(2,138)	(712)
Decrease in net assets from distributions	(637,380)	(2,172,115)	(2,641,284)	(2,001,537)

Net increase (decrease) in net assets from capital transactions	(16,243,622)	(6,027,718)	33,347,199	5,959,132
Total increase (decrease) in net assets	(16,716,139)	(2,154,687)	30,937,045	6,945,311

Net Assets:
Beginning of period	122,868,957	125,023,644	39,369,724	32,424,413
End of period	$106,152,818	$122,868,957	$70,306,769	$39,369,724
Accumulated (distributions in excess of) net investment income	146,358	228,346	(67,461)	63,394

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$10,458,790	$30,061,937	$37,854,960	$10,557,473
Dividends reinvested	423,460	1,060,470	1,342,012	1,007,222
Cost of shares redeemed	(27,113,386)	(37,140,728)	(5,921,641)	(5,577,913)
Institutional Class Shares capital transactions	(16,231,136)	(6,018,321)	33,275,331	5,986,782

Class A Shares
Proceeds from shares issued	43,236	13,029	68,573	7,760
Dividends reinvested	148	341	3,337	814
Cost of shares redeemed	(55,870)	(7,666)	(42)	(36,224)
Class A Shares capital transactions	(12,486)	5,704	71,868	(27,650)

Class C Shares*
Proceeds from shares issued	—	667	—	—
Dividends reinvested	—	91	—	—
Cost of shares redeemed	—	(15,859)	—	—
Class C Shares capital transactions	—	(15,101)	—	—

Net increase (decrease) in net assets from capital share transactions	$(16,243,622)	$(6,027,718)	$33,347,199	$5,959,132

Share Transactions:
Institutional Class Shares
Issued	1,034,128	2,998,127	3,411,431	956,683
Reinvested	41,859	105,891	124,081	91,899
Redeemed	(2,678,175)	(3,690,941)	(544,906)	(506,057)
Change in Institutional Class Shares	(1,602,188)	(586,923)	2,990,606	542,525

Class A Shares
Issued	4,256	1,311	5,978	691
Reinvested	14	34	307	74
Redeemed	(5,534)	(771)	(4)	(3,277)
Change in Class A Shares	(1,264)	574	6,281	(2,512)

Class C Shares*
Issued	—	66	—	—
Reinvested	—	10	—	—
Redeemed	—	(1,576)	—	—
Change in Class C Shares	—	(1,500)	—	—

*	Effective as of the close of business on July 15, 2010, Class C Shares were liquidated and no longer offered with respect to Short-Term Bond Fund.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	U.S. Inflation- Indexed Fund		Active Interest Rate Management Fund
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Period Ended April 30, 2011* (Unaudited)
Investment Operations:
Net investment income	$2,350,233	$1,965,182	$4
Net realized gains	3,421,470	6,246,224	—
Net change in unrealized appreciation/depreciation	(47,937)	3,296,525	7
Net increase in net assets resulting from operations	5,723,766	11,507,931	11

Distributions:
From net investment income:
Institutional Class Shares	(2,392,472)	(1,791,048)	—
Class A Shares	(64,833)	(67,989)	—
From net realized gains:
Institutional Class Shares	(6,845,491)	(4,728,962)	—
Class A Shares	(244,772)	(240,474)	—
Decrease in net assets from distributions	(9,547,568)	(6,828,473)	—

Net increase in net assets from capital transactions	82,724,345	11,274,109	105,867
Total increase in net assets	78,900,543	15,953,567	105,878

Net Assets:
Beginning of period	122,707,333	106,753,766	—
End of period	$201,607,876	$122,707,333	$105,878
Accumulated net investment income	810	107,882	4

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$85,643,532	$21,280,705	$2,510
Dividends reinvested	8,951,712	6,416,105	—
Cost of shares redeemed	(12,583,430)	(16,341,854)	—
Institutional Class Shares capital transactions	82,011,814	11,354,956	2,510

Class A Shares
Proceeds from shares issued	1,911,433	2,508,106	103,357
Dividends reinvested	295,133	305,950	—
Cost of shares redeemed	(1,494,035)	(2,894,903)	—
Class A Shares capital transactions	712,531	(80,847)	103,357

Net increase in net assets from capital share transactions	$82,724,345	$11,274,109	$105,867

Share Transactions:
Institutional Class Shares
Issued	8,035,899	1,891,982	251
Reinvested	837,643	590,839	—
Redeemed	(1,126,740)	(1,438,793)	—
Change in Institutional Class Shares	7,746,802	1,044,028	251

Class A Shares
Issued	177,043	224,163	10,336
Reinvested	27,505	28,065	—
Redeemed	(135,731)	(262,112)	—
Change in Class A Shares	68,817	(9,884)	10,336

*	For the period from March 28, 2011, commencement of operations, through April 30, 2011.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Fusion Fund		Absolute Return Bull Bear Bond Fund
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Period Ended October 31, 2010*	For the Six Months Ended April 30, 2011 (Unaudited)	For the Period Ended October 31, 2010**
Investment Operations:
Net investment income (loss)	$(66,952)	$(282,771)	$(139,965)	$1,007
Net realized gains (losses)	(103,995)	93,355	(72,796)	199,048
Net change in unrealized appreciation/depreciation	(13,132)	137,358	(2,781,489)	364,328
Net increase (decrease) in net assets resulting from operations	(184,079)	(52,058)	(2,994,250)	564,383

Distributions:
From net investment income:
Institutional Class Shares	—	—	(6,873)	—
From net realized gains:
Institutional Class Shares	—	—	(137,635)	—
Class A Shares	—	—	(61,734)	—
Decrease in net assets from distributions	—	—	(206,242)	—

Net increase (decrease) in net assets from capital transactions	(1,242,742)	9,359,106	41,546,657	16,846,955
Total increase (decrease) in net assets	(1,426,821)	9,307,048	38,346,165	17,411,338

Net Assets:
Beginning of period	9,307,048	—	17,411,338	—
End of period	$7,880,227	$9,307,048	$55,757,503	$17,411,338
Accumulated (distributions in excess of) net investment income	(66,952)	—	(140,196)	6,642

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$329,440	$10,548,707	$32,429,605	$11,266,510
Dividends reinvested	—	—	126,474	—
Cost of shares redeemed	(1,572,182)	(1,189,601)	(5,817,386)	(456,134)
Institutional Class Shares capital transactions	(1,242,742)	9,359,106	26,738,693	10,810,376

Class A Shares
Proceeds from shares issued	—	—	21,214,515	6,128,959
Dividends reinvested	—	—	58,485	—
Cost of shares redeemed	—	—	(6,465,036)	(92,380)
Class A Shares capital transactions	—	—	14,807,964	6,036,579

Net increase (decrease) in net assets from capital share transactions	$(1,242,742)	$9,359,106	$41,546,657	$16,846,955

Share Transactions:
Institutional Class Shares
Issued	15,680	494,635	3,064,424	1,092,711
Reinvested	—	—	11,833	—
Redeemed	(74,948)	(56,333)	(561,359)	(43,545)
Change in Institutional Class Shares	(59,268)	438,302	2,514,898	1,049,166

Class A Shares
Issued	—	—	2,006,595	593,701
Reinvested	—	—	5,471	—
Redeemed	—	—	(623,798)	(8,784)
Change in Class A Shares	—	—	1,388,268	584,917

*	For the period from December 22, 2009, commencement of operations, through October 31, 2010.
**	For the period from July 7, 2010, commencement of operations, through October 31, 2010.

See Notes to Financial Statements

American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Stock Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$14.14	$0.05	$1.45	$1.50	$(0.04)	$(0.86)	$(0.90)	$14.74
For the year ended
10/31/2010	$11.93	$0.06	$2.26	$2.32	$(0.11)	$—	$(0.11)	$14.14
10/31/2009	$11.01	$0.11	$1.07	$1.18	$(0.26)	$—	$(0.26)	$11.93
10/31/2008	$17.29	$0.30	$(3.47)	$(3.17)	$(0.32)	$(2.79)	$(3.11)	$11.01
10/31/2007	$16.07	$0.31	$2.31	$2.62	$(0.28)	$(1.12)	$(1.40)	$17.29
10/31/2006	$14.39	$0.27	$1.63	$1.90	$(0.22)	$—	$(0.22)	$16.07

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$14.04	$0.02	$1.46	$1.48	$(0.02)	$(0.86)	$(0.88)	$14.64
For the year ended
10/31/2010	$11.85	$0.01	$2.26	$2.27	$(0.08)	$—	$(0.08)	$14.04
10/31/2009	$10.93	$0.14	$0.99	$1.13	$(0.21)	$—	$(0.21)	$11.85
10/31/2008	$17.17	$0.28	$(3.50)	$(3.22)	$(0.23)	$(2.79)	$(3.02)	$10.93
10/31/2007	$16.03	$0.22	$2.29	$2.51	$(0.25)	$(1.12)	$(1.37)	$17.17
For the period from
3/20/2006 (c) thru 10/31/2006	$15.09	$0.05	$0.89	$0.94	$—	$—	$—	$16.03

Class C Shares
For the six months ended
4/30/2011 (Unaudited)	$14.38	$(0.03)	$1.49	$1.46	$—	$(0.86)	$(0.86)	$14.98
For the year ended
10/31/2010	$12.18	$(0.06)	$2.29	$2.23	$(0.03)	$—	$(0.03)	$14.38
10/31/2009	$11.22	$0.06	$1.04	$1.10	$(0.14)	$—	$(0.14)	$12.18
10/31/2008	$17.16	$0.24	$(3.18)	$(2.94)	$(0.21)	$(2.79)	$(3.00)	$11.22
For the period from
9/24/2007 (c) thru 10/31/2007	$16.63	$(0.01)	$0.54	$0.53	$—	$—	$—	$17.16

International Equity Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$11.19	$0.04	$1.08	$1.12	$(0.02)	$—	$(0.02)	$12.29
For the year ended
10/31/2010	$10.81	$0.16	$0.34	$0.50	$(0.12)	$—	$(0.12)	$11.19
10/31/2009	$8.92	$0.19	$1.93	$2.12	$(0.23)	$—	$(0.23)	$10.81
10/31/2008	$16.80	$0.24	$(6.94)	$(6.70)	$(0.24)	$(0.94)	$(1.18)	$8.92
10/31/2007	$16.51	$0.29	$3.55	$3.84	$(0.17)	$(3.38)	$(3.55)	$16.80
10/31/2006	$14.29	$0.26	$3.15	$3.41	$(0.27)	$(0.92)	$(1.19)	$16.51

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

	Ratios/Supplemental Data
	Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*
Stock Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	11.01%	$128,293	1.10%	1.39%	0.75%	109%
For the year ended
10/31/2010	19.53%	$105,832	1.03%	1.46%	0.51%	181%
10/31/2009	11.32%	$101,045	0.96%	1.40%	1.14%	242%
10/31/2008	(22.26%)	$80,102	0.89%	1.37%	2.13%	284%
10/31/2007	17.31%	$112,735	0.89%	1.41%	1.75%	219%
10/31/2006	13.34%	$107,299	1.02%	1.52%	1.79%	49%

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	10.89%	$19,896	1.35%	1.64%	0.48%	109%
For the year ended
10/31/2010	19.19%	$7,962	1.37%	1.80%	0.18%	181%
10/31/2009	10.80%	$4,295	1.47%	1.88%	0.13%	242%
10/31/2008	(22.65%)	$385	1.39%	1.88%	1.70%	284%
10/31/2007	16.59%	$328	1.39%	1.91%	1.24%	219%
For the period from
3/20/2006 (c) thru 10/31/2006	6.23%	$271	1.73%	2.30%	1.20%	49%

Class C Shares
For the six months ended
4/30/2011 (Unaudited)	10.50%	$9,209	2.10%	2.39%	(0.28%)	109%
For the year ended
10/31/2010	18.34%	$2,598	2.04%	2.47%	(0.49%)	181%
10/31/2009	10.14%	$63	1.96%	2.39%	0.02%	242%
10/31/2008	(20.65%)	$31	1.89%	2.38%	1.19%	284%
For the period from
9/24/2007 (c) thru 10/31/2007	3.19%	$15	1.89%	2.36%	(0.35%)	219%

International Equity Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	10.00%	$80,773	1.07%	1.11%	0.81%	86%
For the year ended
10/31/2010	4.67%	$92,066	1.13%	1.23%	1.55%	439%
10/31/2009	24.48%	$96,691	1.06%	1.33%	2.19%	186%
10/31/2008	(42.55%)	$73,764	0.99%	1.12%	1.82%	47%
10/31/2007	27.34%	$138,238	0.99%	1.24%	1.75%	35%
10/31/2006	25.21%	$115,048	1.07%	1.34%	1.72%	110%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
International Equity Fund - (continued)

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$11.13	$0.02	$1.06	$1.08	$—	$—	$—	$12.21
For the year ended
10/31/2010	$10.77	$0.11	$0.33	$0.44	$(0.08)	$—	$(0.08)	$11.13
10/31/2009	$8.87	$0.14	$1.93	$2.07	$(0.17)	$—	$(0.17)	$10.77
10/31/2008	$16.69	$0.15	$(6.88)	$(6.73)	$(0.15)	$(0.94)	$(1.09)	$8.87
10/31/2007	$16.45	$0.26	$3.49	$3.75	$(0.13)	$(3.38)	$(3.51)	$16.69
For the period from
5/3/2006 (c) thru 10/31/2006	$15.42	$0.07	$0.96	$1.03	$—	$—	$—	$16.45

Small Cap Growth Fund

Institutional Class Shares
For the period from
12/9/2010 (c) thru 4/30/2011 (Unaudited)	$10.00	$(0.01)	$0.89	$0.88	$(0.01)	$—	$(0.01)	$10.87

Class A Shares
For the period from
4/19/2011 (c) thru 4/30/2011 (Unaudited)	$10.32	$(0.00)^	$0.55	$0.55	$—	$—	$—	$10.87

Large Cap Growth Fund

Institutional Class Shares
For the period from
12/9/2010 (c) thru 4/30/2011 (Unaudited)	$10.00	$(0.01)	$1.19	$1.18	$(0.00)^	$—	$(0.00)^	$11.18

Class A Shares
For the period from
4/19/2011 (c) thru 4/30/2011 (Unaudited)	$10.65	$—	$0.53	$0.53	$—	$—	$—	$11.18

Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$10.96	$0.19	$(0.22)	$(0.03)	$(0.19)	$—	$(0.19)	$10.74
For the year ended
10/31/2010	$10.73	$0.38	$0.23	$0.61	$(0.38)	$—	$(0.38)	$10.96
10/31/2009	$10.21	$0.40	$0.52	$0.92	$(0.40)	$—	$(0.40)	$10.73
10/31/2008	$10.58	$0.41	$(0.37)	$0.04	$(0.41)	$—	$(0.41)	$10.21
10/31/2007	$10.70	$0.44	$(0.12)	$0.32	$(0.44)	$—	$(0.44)	$10.58
10/31/2006	$10.67	$0.44	$0.03	$0.47	$(0.44)	$—	$(0.44)	$10.70

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

	Ratios/Supplemental Data
	Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*
International Equity Fund - (continued)

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	9.70%	$153	1.48%	1.52%	0.40%	86%
For the year ended
10/31/2010	4.07%	$131	1.63%	1.73%	1.05%	439%
10/31/2009	23.85%	$50	1.55%	1.83%	1.60%	186%
10/31/2008	(42.81%)	$57	1.49%	1.61%	1.11%	47%
10/31/2007	26.79%	$95	1.49%	1.74%	1.39%	35%
For the period from
5/3/2006 (c) thru 10/31/2006	6.68%	$69	1.49%	1.73%	1.20%	110%

Small Cap Growth Fund

Institutional Class Shares
For the period from
12/9/2010 (c) thru 4/30/2011 (Unaudited)	8.83%	$3,563	1.10%	4.74%	(0.71%)	42%

Class A Shares
For the period from
4/19/2011 (c) thru 4/30/2011 (Unaudited)	5.33%	$1	1.60%	3.35%	(0.76%)	42%

Large Cap Growth Fund

Institutional Class Shares
For the period from
12/9/2010 (c) thru 4/30/2011 (Unaudited)	11.83%	$5,533	1.00%	3.13%	(0.21%)	26%

Class A Shares
For the period from
4/19/2011 (c) thru 4/30/2011 (Unaudited)	4.98%	$1	1.50%	2.59%	0.00%	26%

Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	(0.26%)	$267,374	0.43%	0.54%	3.57%	4%
For the year ended
10/31/2010	5.82%	$276,535	0.40%	0.56%	3.53%	8%
10/31/2009	9.16%	$228,132	0.40%	0.57%	3.81%	14%
10/31/2008	0.38%	$204,236	0.40%	0.62%	3.94%	7%
10/31/2007	3.07%	$179,703	0.40%	0.69%	4.14%	9%
10/31/2006	4.47%	$158,225	0.47%	0.75%	4.10%	37%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Kansas Tax-Exempt Bond Fund - (continued)

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$10.96	$0.17	$(0.22)	$(0.05)	$(0.17)	$—	$(0.17)	$10.74
For the year ended
10/31/2010	$10.72	$0.35	$0.24	$0.59	$(0.35)	$—	$(0.35)	$10.96
10/31/2009	$10.21	$0.36	$0.51	$0.87	$(0.36)	$—	$(0.36)	$10.72
10/31/2008	$10.58	$0.38	$(0.37)	$0.01	$(0.38)	$—	$(0.38)	$10.21
10/31/2007	$10.70	$0.40	$(0.13)	$0.27	$(0.39)	$—	$(0.39)	$10.58
10/31/2006	$10.66	$0.41	$0.03	$0.44	$(0.40)	$—	$(0.40)	$10.70

Class C Shares
For the six months ended
4/30/2011 (Unaudited)	$10.96	$0.14	$(0.22)	$(0.08)	$(0.14)	$—	$(0.14)	$10.74
For the year ended
10/31/2010	$10.73	$0.29	$0.23	$0.52	$(0.29)	$—	$(0.29)	$10.96
10/31/2009	$10.21	$0.31	$0.52	$0.83	$(0.31)	$—	$(0.31)	$10.73
10/31/2008	$10.58	$0.29	$(0.37)	$(0.08)	$(0.29)	$—	$(0.29)	$10.21
For the period from
5/22/2007 (c) thru 10/31/2007	$10.60	$0.15	$(0.02)	$0.13	$(0.15)	$—	$(0.15)	$10.58

Short-Term Bond Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$10.17	$0.06	$(0.04)	$0.02	$(0.06)	$—	$(0.06)	$10.13
For the year ended
10/31/2010	$9.87	$0.17	$0.30	$0.47	$(0.17)	$—	$(0.17)	$10.17
10/31/2009	$9.87	$0.25	$0.01	$0.26	$(0.25)	$(0.01)	$(0.26)	$9.87
10/31/2008	$10.07	$0.38	$(0.21)	$0.17	$(0.37)	$—	$(0.37)	$9.87
10/31/2007	$9.97	$0.43	$0.10	$0.53	$(0.43)	$—	$(0.43)	$10.07
10/31/2006	$9.97	$0.39	$0.01	$0.40	$(0.40)	$(0.00)^	$(0.40)	$9.97

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$10.16	$0.04	$(0.02)	$0.02	$(0.05)	$—	$(0.05)	$10.13
For the year ended
10/31/2010	$9.86	$0.14	$0.31	$0.45	$(0.15)	$—	$(0.15)	$10.16
10/31/2009	$9.86	$0.22	$0.01	$0.23	$(0.22)	$(0.01)	$(0.23)	$9.86
10/31/2008	$10.07	$0.36	$(0.20)	$0.16	$(0.37)	$—	$(0.37)	$9.86
10/31/2007	$9.96	$0.40	$0.11	$0.51	$(0.40)	$—	$(0.40)	$10.07
For the period from
5/3/2006 (c) thru 10/31/2006	$9.94	$0.20	$0.02	$0.22	$(0.20)	$—	$(0.20)	$9.96

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

	Ratios/Supplemental Data
	Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income to average net assets**	Portfolio turnover rate(b)*
Kansas Tax-Exempt Bond Fund - (continued)

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	(0.46%)	$8,891	0.82%	1.04%	3.13%	4%
For the year ended
10/31/2010	5.56%	$5,881	0.80%	1.06%	3.13%	8%
10/31/2009	8.61%	$1,312	0.80%	1.07%	3.42%	14%
10/31/2008	0.03%	$1,003	0.80%	1.13%	3.54%	7%
10/31/2007	2.62%	$845	0.80%	1.19%	3.74%	9%
10/31/2006	4.17%	$762	0.85%	1.28%	3.71%	37%

Class C Shares
For the six months ended
4/30/2011 (Unaudited)	(0.76%)	$1,091	1.43%	1.54%	2.56%	4%
For the year ended
10/31/2010	4.90%	$1,035	1.40%	1.56%	2.53%	8%
10/31/2009	8.23%	$70	1.38%	1.56%	2.89%	14%
10/31/2008	(0.84%)	$32	1.40%	1.63%	2.94%	7%
For the period from
5/22/2007 (c) thru 10/31/2007	1.40%	$33	1.40%	1.68%	3.15%	9%

Short-Term Bond Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	0.20%	$106,141	0.45%	0.67%	1.04%	121%
For the year ended
10/31/2010	4.83%	$122,844	0.45%	0.68%	1.68%	52%
10/31/2009	2.71%	$124,990	0.45%	0.64%	2.62%	61%
10/31/2008	1.66%	$169,256	0.45%	0.73%	3.53%	45%
10/31/2007	5.48%	$62,514	0.45%	0.94%	4.32%	67%
10/31/2006	4.13%	$56,247	0.52%	1.00%	3.94%	32%

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	0.17%	$12	0.70%	1.17%	0.75%	121%
For the year ended
10/31/2010	4.60%	$25	0.70%	1.18%	1.43%	52%
10/31/2009	2.45%	$19	0.70%	1.14%	2.31%	61%
10/31/2008	1.50%	$17	0.73%	1.35%	3.47%	45%
10/31/2007	5.20%	$15	0.75%	1.44%	4.03%	67%
For the period from
5/3/2006 (c) thru 10/31/2006	2.21%	$12	0.75%	1.34%	4.01%	32%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Capital	Total Distributions
Core Plus Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$11.35	$0.14	$(0.18)	$(0.04)	$(0.17)	$(0.27)	$—	$(0.44)
For the year ended
10/31/2010	$11.07	$0.36	$0.56	$0.92	$(0.40)	$(0.24)	$—	$(0.64)
10/31/2009	$9.96	$0.42	$1.11	$1.53	$(0.42)	$—	$—	$(0.42)
10/31/2008	$10.22	$0.43	$(0.24)	$0.19	$(0.45)	$—	$—	$(0.45)
10/31/2007	$10.13	$0.44	$0.09	$0.53	$(0.44)	$—	$—	$(0.44)
10/31/2006	$10.17	$0.43	$(0.04)	$0.39	$(0.43)	$(0.00)^	$—	$(0.43)

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$11.42	$0.11	$(0.17)	$(0.06)	$(0.15)	$(0.27)	$—	$(0.42)
For the year ended
10/31/2010	$11.13	$0.37	$0.53	$0.90	$(0.37)	$(0.24)	$—	$(0.61)
10/31/2009	$9.95	$0.40	$1.18	$1.58	$(0.40)	$—	$—	$(0.40)
10/31/2008	$10.22	$0.41	$(0.26)	$0.15	$(0.42)	$—	$—	$(0.42)
10/31/2007	$10.13	$0.40	$0.09	$0.49	$(0.40)	$—	$—	$(0.40)
For the period from
5/3/2006 (c) thru 10/31/2006	$10.00	$0.22	$0.13	$0.35	$(0.22)	$—	$—	$(0.22)

U.S. Inflation-Indexed Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$11.67	$0.14	$(0.01)	$0.13	$(0.15)	$(0.65)	$—	$(0.80)
For the year ended
10/31/2010	$11.26	$0.19	$0.92	$1.11	$(0.18)	$(0.52)	$—	$(0.70)
10/31/2009	$9.52	$(0.55)	$2.30	$1.75	$(0.01)	$—	$—	$(0.01)
For the period from
1/1/2008 thru 10/31/2008 (d)	$10.57	$0.30	$(1.03)	$(0.73)	$(0.32)	$—	$—	$(0.32)
For the year ended
12/31/2007†	$10.03	$0.56	$0.53	$1.09	$(0.55)	$—	$—	$(0.55)
12/31/2006†	$10.34	$0.34	$(0.25)	$0.09	$(0.34)	$(0.00)^	$(0.06)	$(0.40)
12/31/2005†	$10.67	$0.53	$(0.17)	$0.36	$(0.53)	$(0.16)	$—	$(0.69)

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$11.73	$0.13	$(0.01)	$0.12	$(0.14)	$(0.65)	$—	$(0.79)
For the year ended
10/31/2010	$11.33	$0.17	$0.91	$1.08	$(0.16)	$(0.52)	$—	$(0.68)
10/31/2009	$9.60	$0.54	$1.20	$1.74	$(0.01)	$—	$—	$(0.01)
For the period from
5/16/2008 (c) thru 10/31/2008	$10.81	$0.06	$(1.22)	$(1.16)	$(0.05)	$—	$—	$(0.05)

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
(d)	For the period January 1, 2008 through October 31, 2008. Prior to January 1, 2008, the fiscal year end was December 31.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
†	Information provided is that of the Advisor Class shares of the predecessor fund, the FFTW U.S. Inflation-Indexed Portfolio. (See Note 1)
^	Rounds to less than $0.01.

See Notes to Financial Statements

		Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*
Core Plus Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$10.87	(0.18%)	$70,218	0.48%	0.72%	2.89%	64%
For the year ended
10/31/2010	$11.35	8.65%	$39,348	0.63%	0.90%	3.23%	346%
10/31/2009	$11.07	15.62%	$32,375	0.60%	0.83%	3.93%	426%
10/31/2008	$9.96	1.81%	$29,970	0.56%	1.02%	4.18%	289%
10/31/2007	$10.22	5.38%	$35,285	0.56%	1.07%	4.29%	18%
10/31/2006	$10.13	3.99%	$48,211	0.63%	0.99%	4.28%	21%

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$10.94	(0.38%)	$89	0.88%	1.21%	2.41%	64%
For the year ended
10/31/2010	$11.42	8.38%	$22	0.92%	1.39%	2.94%	346%
10/31/2009	$11.13	16.09%	$49	0.88%	1.29%	3.50%	426%
10/31/2008	$9.95	1.44%	$17	0.86%	1.53%	3.90%	289%
10/31/2007	$10.22	5.08%	$13	0.86%	1.56%	4.01%	18%
For the period from
5/3/2006 (c) thru 10/31/2006	$10.13	3.45%	$11	0.86%	1.29%	4.00%	21%

U.S. Inflation-Indexed Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$11.00	1.39%	$196,108	0.32%	0.68%	3.01%	182%
For the year ended
10/31/2010	$11.67	10.40%	$117,680	0.32%	0.76%	1.75%	260%
10/31/2009	$11.26	18.44%	$101,789	0.32%	0.73%	(5.38%)	189%
For the period from
1/1/2008 thru 10/31/2008 (d)	$9.52	(7.24%)	$85,371	0.33%	0.61%	3.37%	204%
For the year ended
12/31/2007†	$10.57	11.25%	$95,029	0.35%	0.73%	5.38%	316%
12/31/2006†	$10.03	1.00%	$107,830	0.35%	0.62%	3.33%	522%
12/31/2005†	$10.34	3.44%	$108,422	0.35%	0.60%	5.08%	637%

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$11.06	1.26%	$5,500	0.57%	0.93%	2.54%	182%
For the year ended
10/31/2010	$11.73	10.04%	$5,027	0.57%	1.01%	1.50%	260%
10/31/2009	$11.33	18.16%	$4,965	0.57%	0.97%	(5.56%)	189%
For the period from
5/16/2008 (c) thru 10/31/2008	$9.60	(7.12%)	$690	0.57%	3.03%	7.72%	204%

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
(d)	For the period January 1, 2008 through October 31, 2008. Prior to January 1, 2008, the fiscal year end was December 31.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
†	Information provided is that of the Advisor Class shares of the predecessor fund, the FFTW U.S. Inflation-Indexed Portfolio. (See Note 1)
^	Rounds to less than $0.01.

See Notes to Financial Statements

American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations				Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Active Interest Rate Management Fund

Institutional Class Shares
For the period from
3/28/2011 (d) thru 4/30/2011 (Unaudited)	$10.00	$0.00	^	$(0.00)^	$—	$—	$—	$—	$10.00

Class A Shares
For the period from
4/1/2011 (d) thru 4/30/2011 (Unaudited)	$10.00	$0.00	^	$(0.00)^	$—	$—	$—	$—	$10.00

Fusion Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$21.23	$(0.18)		$(0.26)	$(0.44)	$—	$—	$—	$20.79
For the period from
12/22/2009 (d) thru 10/31/2010	$21.42	$(0.65)		$0.46	$(0.19)	$—	$—	$—	$21.23

Absolute Return Bull Bear Bond Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$10.66	$(0.06)		$(0.46)	$(0.52)	$—	$(0.06)	$(0.06)	$10.08
For the period from
7/8/2010 (d) thru 10/31/2010	$10.00	$0.00	^	$0.66	$0.66	$—	$—	$—	$10.66

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$10.65	$(0.07)		$(0.47)	$(0.54)	$—	$(0.06)	$(0.06)	$10.05
For the period from
7/7/2010 (d) thru 10/31/2010	$10.00	$0.00	^	$0.65	$0.65	$—	$—	$—	$10.65

(a)	Ratio calculation excludes dividend and interest expense on securities sold short.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Date of commencement of operations.
(e)
All expenses have been voluntarily waived since inception of the Fund. Under the expense limitation agreement, the total operating expenses cannot exceed 0.60% and 0.95% of average net assets for Institutional Class Shares and Class A Shares, respectively.

*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

		Ratios/Supplemental Data
	Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets**		Ratio of net expenses to average net assets(a)**		Ratio of gross expenses to average net assets(b)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(c)*
Active Interest Rate Management Fund

Institutional Class Shares
For the period from
3/28/2011 (d) thru 4/30/2011 (Unaudited)	0.00%	$3	0.00	%(e)	0.00	%(e)	562.83%	0.03%	0%

Class A Shares
For the period from
4/1/2011 (d) thru 4/30/2011 (Unaudited)	0.00%	$103	0.00	%(e)	0.00	%(e)	133.94%	0.06%	0%

Fusion Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	(2.07%)	$7,880	2.62%		1.90%		2.94%	(1.50%)	102%
For the period from
12/22/2009 (d) thru 10/31/2010	(0.93%)	$9,307	4.32%		1.90%		5.24%	(3.82%)	349%

Absolute Return Bull Bear Bond Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	(4.87%)	$35,921	0.90%		0.90%		1.19%	(0.54%)	452%
For the period from
7/8/2010 (d) thru 10/31/2010	6.60%	$11,183	0.90%		0.90%		3.10%	0.17%	324%

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	(5.09%)	$19,837	1.25%		1.25%		1.54%	(0.85%)	452%
For the period from
7/7/2010 (d) thru 10/31/2010	6.50%	$6,228	1.25%		1.25%		3.45%	(0.22%)	324%

(a)	Ratio calculation excludes dividend and interest expense on securities sold short.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Date of commencement of operations.
(e)
All expenses have been voluntarily waived since inception of the Fund. Under the expense limitation agreement, the total operating expenses cannot exceed 0.60% and 0.95% of average net assets for Institutional Class Shares and Class A Shares, respectively.

*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.

See Notes to Financial Statements

American Independence Funds

Notes to Financial Statements
April 30, 2011 (Unaudited)

1.	Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust.

As of April 30, 2011, the Trust offered sixteen (16) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”). The financial statements for the other five funds can be found in a separate report.

Stock Fund
International Equity Fund
Small Cap Growth Fund*
Large Cap Growth Fund*
Kansas Tax-Exempt Bond Fund
Short-Term Bond Fund
Core Plus Fund (formerly, Intermediate Bond Fund)
U.S. Inflation-Indexed Fund
Active Interest Rate Management Fund (formerly, Total Return Bond Fund)**
Fusion Fund
Absolute Return Bull Bear Bond Fund (formerly, Active Treasury Management Bull/Bear Fund)

*	Inception date December 9, 2010
**	Inception date March 28, 2011

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 each. The Stock Fund, Kansas Tax-Exempt Bond Fund and U.S. Inflation-Indexed Fund offer three classes of shares: Class A, Class C and Institutional Class. The other Funds offer Class A and Institutional Class shares only. Each share class is identical except as to distribution and service fees borne by each class. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. Prior to the March 2, 2006 reorganization of the Trust described above, the predecessor funds offered Premium and Service Class shares (except for the predecessor Kansas Tax-Exempt Bond Fund, which offered Institutional Class and Class A shares, and the U.S. Inflation-Indexed Fund, which was part of a different reorganization as described below and offered Advisor Class and Investor Class shares). The Service Class shares of each of the predecessor funds reorganized into the Institutional Class of the Trust’s Funds. The Institutional Class and Class A shares of the predecessor Kansas Tax-Exempt Bond Fund reorganized into the Institutional Class and Class A shares of the Kansas Tax-Exempt Bond Fund. The Investor Class and Advisor Class shares of the predecessor fund (FFTW U.S. Inflation-Indexed Portfolio) reorganized into the Institutional Class shares of the U.S. Inflation-Indexed Fund.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation
Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

American Independence Funds

2.	Significant Accounting Policies (Continued):

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available are valued at fair value by American Independence Financial Services, LLC (“AIFS” or the “Adviser”) or the sub-adviser in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

FASB ASC 820, “Fair Value Measurements” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of April 30, 2011, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by geographic or industry concentration.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued new guidance as an amendment to fair value measurements and disclosures. The new guidance adds new requirements for disclosure about transfers into and out of Level 1 and Level 2 fair value measurements and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. The guidance also clarifies existing fair value disclosures about the Level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, except for Level 3 reconciliation disclosures which are effective for interim and annual periods beginning after December 15, 2010. With respect to the Funds, there were no significant transfers into and out of Levels 1 and 2 during the current six month period presented. The Funds do not expect the implications of the Level 3 reconciliation disclosures to have a material impact on the financial statements.

The valuation of a security will be dealt with on a case by case basis and will depend upon the circumstances surrounding that security. In determining a fair value, the Funds’ valuation committee will assess a value that they might reasonably expect to receive for a security upon its current sale. Methods for valuing securities may include, but are not limited to, multiple earnings; discount from market of a similar freely traded security; yield to maturity; prior market values of the security; and ratings. To determine the appropriate valuation method, the following general factors are considered: the fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; the evaluation of the forces which influence the market in which the securities are purchased and sold; and any other relevant factors.

Securities Purchased on a When-Issued Basis
Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Investment Transactions and Related Income
During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and/or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains and/or losses are allocated among the classes based upon the proportion of relative net assets.

American Independence Funds

2.	Significant Accounting Policies (Continued):

Securities Sold Short
As a portfolio management strategy, the Fusion Fund and Absolute Return Bull Bear Bond Fund may engage in short sales of securities, which result in obligations of the Funds to make a future delivery of a specific security. These obligations are subject to the risk that the security’s market price at the delivery date will exceed the amount of proceeds initially received and that the Funds may be required to purchase the security at prevailing market prices (or deliver the security if owned by the Funds) and thus realize a loss on the transaction. Obligations under short sales are reported as liabilities and are adjusted to the current fair value of the securities to be delivered. Securities sold short are collateralized by cash held with the broker.

Expenses
Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders
Distributions from net investment income for the Kansas Tax-Exempt Bond Fund, Short-Term Bond Fund and Core Plus Fund are declared daily and paid monthly. Distributions from net investment income for the U.S. Inflation-Indexed Fund are declared and paid monthly. Distributions from net investment income, if any, for the Stock Fund, International Equity Fund, Small Cap Growth Fund, Large Cap Growth Fund, Active Interest Rate Management Fund, Fusion Fund, and Absolute Return Bull Bear Bond Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes
The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

3.	Related Party Transactions:

AIFS serves as an investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and AIFS, under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of the Funds’ average daily net assets as indicated in the table below. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

Fees
Stock Fund	1.00%
International Equity Fund	0.81%
Small Cap Growth Fund	1.00%
Large Cap Growth Fund	1.00%
Kansas Tax-Exempt Bond Fund	0.30%
Short-Term Bond Fund	0.40%
Core Plus Fund	0.40%
U.S. Inflation-Indexed Fund	0.40%
Active Interest Rate Management Fund	0.50%
Fusion Fund	1.40%
Absolute Return Bull Bear Bond Fund	0.50%

The Trust has engaged Security Investors, LLC, which operates as Security Global Investors (“SGI”) as sub-advisor for the International Equity Fund, American Yellowstone Advisors, LLC (“AYA”) as sub-advisor for the Small Cap Growth Fund and Large Cap Growth Fund, Fischer Francis Trees & Watts, Inc., and its affiliates in London and Singapore (“FFTW”), as sub-advisers for the Short-Term Bond Fund and U.S. Inflation-Indexed Fund, and Boyd Watterson Asset Management, LLC (“BWAM”) as sub-advisor for the Core Plus Fund.

The Board of Trustees has approved each of these agreements on behalf of the Trust.

American Independence Funds

3.	Related Party Transactions (Continued):

SGI, under AIFS’s supervision, is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the International Equity Fund. SGI is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133. SGI is a wholly owned subsidiary of Security Benefit Corporation. Security Benefit Corporation is controlled by Guggenheim SBC Holdings, LLC, an investor group managed by Guggenheim Partners, LLC.

AYA, under AIFS’s supervision, is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Small Cap Growth Fund and Large Cap Growth Fund. AYA, a newly formed (2010) affiliated registered investment adviser, is located at 335 Madison Avenue, Mezzanine, New York, NY 10017, and is jointly owned by AIFS and Yellowstone Partners, LLC (“Yellowstone”). Yellowstone is a registered investment advisory firm headquartered in Idaho Falls, ID. Yellowstone’s predecessor, The Dowd Company was founded in 1972.

FFTW, under AIFS’s supervision, is responsible for the day-to-day management of the Short Term Bond Fund and U.S. Inflation-Indexed Fund. The Sub-Adviser’s New York offices are located at 200 Park Avenue, New York, New York 10166. The Sub-Adviser is directly wholly-owned by Charter Atlantic Corporation (“CAC”), a New York corporation. CAC is indirectly owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France. The agreements between FFTW and AIFS on behalf of the Trust were approved by shareholders at meetings held in 2008.

BWAM, under AIFS’s supervision, is responsible for the day-to-day management of the Core Plus Fund. BWAM is headquartered at 1801E. 9th St., Suite 1400, Cleveland, Ohio 44114 and it is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, WI 53202. The agreement between AIFS and BWAM on behalf of the Trust was approved by shareholders at a meeting held on April 27, 2011.

Pursuant to the expense limitation agreement, AIFS has contractually agreed to waive a portion of its management fee and to reimburse expenses in order to maintain the Funds’ total operating expenses at not more than the following percentages of average annual net assets:

Fund	Institutional Class	Class A	Class C
Stock Fund	1.16%(1)	1.41%(1)	2.16%(1)
International Equity Fund*	1.25%(1)	1.50%(1)	N/A
Small Cap Growth Fund	1.10%(1)	1.60%(1)	N/A
Large Cap Growth Fund	1.00%(1)	1.50%(1)	N/A
Kansas Tax-Exempt Bond Fund	0.48%(2)	0.87%(2)	1.48%(2)
Short-Term Bond Fund	0.45%(3)	0.70%(3)	N/A
Core Plus Fund	0.45%(1)	0.80%(1)	N/A
U.S. Inflation-Indexed Fund	0.32%(3)	0.57%(3)	1.32%(3)
Active Interest Rate Management Fund**	0.60%(1)	0.95%(1)	N/A
Fusion Fund	1.90%(1)	2.40%(1)	N/A
Absolute Return Bull Bear Bond Fund	0.90%(1)	1.25%(1)	N/A

(1)	Effective thru March 1, 2012
(2)	Effective thru March 1, 2016
(3)	Effective thru March 1, 2013
*	The advisory and sub-advisory fees were voluntarily waived during the period March 22, 2011 to April 11, 2011.
**	All expenses have been voluntarily waived since inception of the Fund.

Prior to March 1, 2011, the total operating expenses of the Funds noted below were maintained at the following levels (all other Funds were maintained at the same level as in the table above):

Fund	Institutional Class	Class A	Class C
Stock Fund	1.06%	1.31%	2.06%
International Equity Fund	1.15%	1.65%	N/A
Kansas Tax-Exempt Bond Fund	0.40%	0.80%	1.40%
Core Plus Fund	0.65%	0.95%	N/A

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest, expenses relating to short dividends, brokerage fees and non-routine expenses) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Advisor shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed. No reimbursement will be sought for the period ended prior to March 1, 2010 for the Stock Fund, International Equity Fund, Kansas Tax-Exempt Bond Fund, Short-Term Bond Fund, Core Plus Fund, and U.S. Inflation-Indexed Fund.

American Independence Funds

3.	Related Party Transactions (Continued):

The following table presents amounts eligible for recovery at April 30, 2011:

	Stock Fund	International Equity Fund	Small Cap Growth Fund	Large Cap Growth Fund	Kansas Tax-Exempt Bond Fund	Short-Term Bond Fund
For eligible expense reimbursements expiring:
October 31, 2013	$298,876	$54,129	$—	$—	$279,351	$193,449
April 30, 2014	$200,591	$15,208	$36,389	$38,577	$163,925	$119,380
	$499,467	$69,337	$36,389	$38,577	$443,276	$312,829

	Core Plus Fund	U.S. Inflation- Indexed Fund	Active Interest Rate Management Fund	Fusion Fund	Absolute Return Bull Bear Bond Fund
For eligible expense reimbursements expiring:
October 31, 2013	$60,360	$342,421	$—	$67,961	$52,446
April 30, 2014	$78,683	$280,409	$11,150	$46,145	$64,544
	$139,043	$622,830	$11,150	$114,106	$116,990

AIFS also provides certain administrative services necessary for the Funds’ operations. The Funds are charged a fee for the services provided, and this fee is calculated based on each Fund’s average daily net assets at annual rate of 0.125%.

AIFS has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to an administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. AIFS pays UMBFS and not the Funds.

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, UMBFS serves as the Trust’s fund accounting agent.

Matrix Capital Group, Inc. serves as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Paul Brook as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A share assets, and up to 1.00% of its Class C share assets. These fees consist of up to 0.25% for distribution services of the Class A and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets. During the six months ended April 30, 2011, a portion of the distribution or service fees were not assessed or waived by the Adviser for the Class A share assets. The Stock Fund and International Equity Fund were not assessing the distribution fee, the Active Interest Rate Management Fund and Absolute Return Bull Bear Bond Fund were assessing 0.10% of the distribution fee. The Kansas Tax-Exempt Bond Fund, Short-Term Bond Fund and Core Plus Fund waived 0.11%, 0.25% and 0.15% of the service fees, respectively. The U.S. Inflation-Indexed Fund was not assessing the service fee. The Class C share assets of the Stock Fund, Kansas Tax-Exempt Bond Fund and U.S. Inflation-Indexed Fund were assessed a full 1.00% distribution and service fee.

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

American Independence Funds

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, options, futures, securities sold short and U.S. Government securities) were as follow:

	Purchases	Sales
Stock Fund*	$141,439,123	$127,975,128
International Equity Fund*	69,026,563	87,363,487
Small Cap Growth Fund**	4,476,699	1,128,549
Large Cap Growth Fund**	6,039,177	1,050,475
Kansas Tax-Exempt Bond Fund*	12,116,300	11,156,617
Short-Term Bond Fund*	11,860,035	6,684,050
Core Plus Fund*	26,066,040	9,505,844
Fusion Fund*	5,030,783	5,332,579
Absolute Return Bull Bear Bond Fund*	35,385,014	20,449,825

*	Information is for the six months ended April 30, 2011.
**	Information is for the period from December 9, 2010 through April 30, 2011.

The cost of purchases and the proceeds from sales of U.S. Government securities were as follows:

	Purchases	Sales
Short-Term Bond Fund*	$109,041,147	$132,026,829
Core Plus Fund*	45,223,890	29,715,973
U.S. Inflation-Indexed Fund*	346,851,491	278,788,592
Absolute Return Bull Bear Bond Fund*	72,278,776	71,262,107

*	Information is for the six months ended April 30, 2011.

6.	Concentration of Credit Risk:

The Kansas Tax-Exempt Bond Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

7.	Federal Income Tax Information:

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2007-2010 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended April 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At April 30, 2011, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Stock Fund	International Equity Fund	Small Cap Growth Fund	Large Cap Growth Fund	Kansas Tax-Exempt Bond Fund	Short-Term Bond Fund
Gross unrealized appreciation	$28,679,362	$9,199,641	$298,988	$576,040	$7,161,983	$1,031,513
Gross unrealized depreciation	(2,226,111)	(506,043)	(126,166)	(48,516)	(2,373,697)	(1,305,801)
Net unrealized appreciation on foreign currency translations	—	32,264	—	—	—	—
Net unrealized appreciation/depreciation on investments and foreign currency translations	$26,453,251	$8,725,862	$172,822	$527,524	$4,788,286	$(274,288)
Cost of investments	$131,511,376	$72,316,571	$3,389,381	$4,997,391	$271,511,151	$105,969,613
Proceeds from securities sold short	$—	$—	$—	$—	$—	$—

American Independence Funds

7.	Federal Income Tax Information (Continued):

	Core Plus Fund	U.S. Inflation-Indexed Fund	Active Interest Rate Management Fund	Fusion Fund	Absolute Return Bull Bear Bond Fund
Gross unrealized appreciation	$1,270,414	$4,726,923	$7	$423,053	$—
Gross unrealized depreciation	(443,405)	(504,326)	(—)	(307,286)	(2,481,572)
Net unrealized appreciation on foreign currency translations	—	—	—	—	—
Net unrealized appreciation/depreciation on investments and foreign currency translations	$827,009	$4,222,597	$7	$115,767	$(2,481,572)
Cost of investments	$69,340,747	$196,782,504	$105,121	$7,667,996	$58,571,343
Proceeds from securities sold short	$—	$—	$—	$(2,023,238)	$—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 were as follows:

	Stock Fund		International Equity Fund		Kansas Tax-Exempt Bond Fund		Short-Term Bond Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Distributions paid from:
Ordinary Income	$961,774	$1,987,416	$1,067,858	$1,978,253	$—	$—	$2,172,115	$3,470,063
Net long-term capital gains	—	—	—	—	—	—	—	216,317
Total taxable distributions	961,774	1,987,416	$1,067,858	$1,978,253	—	—	2,172,115	3,686,380
Tax exempt dividends	—	—	—	—	8,997,568	8,010,213	—	—
Total distributions paid	$961,774	$1,987,416	$1,067,858	$1,978,253	$8,997,568	$8,010,213	$2,172,115	$3,686,380

	Core Plus Fund		U.S. Inflation-Indexed Fund		Fusion Fund		Absolute Return Bull Bear Bond Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Distributions paid from:
Ordinary Income	$1,893,401	$1,145,222	$5,302,634	$117,070	$—	$—	$—	$—
Net long-term capital gains	108,136	—	1,525,839	—	—	—	—	—
Total taxable distributions	2,001,537	1,145,222	6,828,473	117,070	—	—	—	—
Tax exempt dividends	—	—	—	—	—	—	—	—
Total distributions paid	$2,001,537	$1,145,222	$6,828,473	$117,070	$—	$—	$—	$—

As of October 31, 2010 the components of accumulated earnings (deficit) on a tax basis were as follows:

	Stock Fund	International Equity Fund	Kansas Tax-Exempt Bond Fund	Short-Term Bond Fund	Core Plus Fund	U.S. Inflation- Indexed Fund	Absolute Return Bull Bear Bond Fund	Fusion Fund
Undistributed ordinary income	$5,576,377	$124,385	$74,637	$228,346	$818,334	$5,399,084	$205,690	$—
Undistributed long-term capital gains	2,057,561	—	—	—	824,779	1,797,605	—	96
Tax accumulated earnings	7,633,938	124,385	74,637	228,346	1,643,113	7,196,689	205,690	96
Accumulated capital and other losses	—	(7,987,733)	(783,659)	(11,000,867)	—	—	—	—
Unrealized appreciation on investments	22,861,504	7,710,866	10,366,032	139,084	1,357,347	3,925,845	364,328	119,991
Unrealized appreciation on foreign currency	—	89,234	—	—	—	—	—	—
Total accumulated earnings (deficit)	$30,495,442	$(63,248)	$9,657,010	$(10,633,437)	$3,000,460	$11,122,534	$570,018	$120,087

American Independence Funds

7.	Federal Income Tax Information (Continued):

As of October 31, 2010, the following funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Stock Fund	International Equity Fund	Kansas Tax-Exempt Bond Fund	Short-Term Bond Fund	Core Plus Fund	U.S. Inflation- Indexed Fund	Fusion Fund	Absolute Return Bull Bear Bond Fund
For losses expiring October 31,
2011	$—	$—	$2,495	$—	$—	$—	$—	$—
2012	—	—	122,004	1,402,721	—	—	—	—
2013	—	—	88,129	1,356,853	—	—	—	—
2014	—	—	—	—	—	—	—	—
2015	—	—	225,533	2,548,173	—	—	—	—
2016	—	118,227	—	—	—	—	—	—
2017	—	7,869,507	158,171	413,411	—	—	—	—
2018	—	—	187,327	5,279,710	—	—	—	—
	$—	$7,987,734	$783,659	$11,000,868	$—	$—	$—	$—

The Short-Term Bond Fund had a capital loss carry-forward for the years expiring 2012 through 2015 which are related to the acquisition of FFTW Funds, Inc. - Limited Duration Portfolio. This amount is subject to an annual limitation of $5,477,200 under tax rules that was further limited to $300,468 in the year of acquisition.

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2010, the Stock Fund and International Equity Fund utilized $1,426,273 and $3,029,464, respectively, of their capital loss carryovers.

The Kansas Tax-Exempt Bond Fund had losses expiring during the fiscal year ended October 31, 2010, in the amount of $1,379,613.

8.	Financial Futures Contracts:

The Funds, except for Kansas Tax-Exempt Bond Fund, may enter into financial futures contracts to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Funds to “mark to market” open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. The details of each Fund’s open futures contracts at April 30, 2011 (where applicable) are contained at the end of that Fund’s Schedule of Portfolio Investments.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

9.	Options Transactions:

For hedging purposes, certain Funds (Stock Fund, Short-Term Bond Fund, Core Plus Fund, U.S. Inflation-Indexed Fund, Active Interest Rate Management Fund, Fusion Fund, and Absolute Return Bull Bear Bond Fund) may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The risk associated with purchasing an option is limited to the premium paid, whether or not the option is exercised. In addition, each Fund bears the risk of a change in the market value of the underlying securities should the counterparty to the option contract fail to perform.

Purchased put and call options are accounted for in the same manner as portfolio securities. Investments in option contracts require the Fund to “mark to market” option contracts on a daily basis, in order to reflect the change in the market value of the contracts at the close of each day’s trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

American Independence Funds

9.	Options Transactions (Continued):

When a Fund writes an option, the premium received by such Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. The details of each Fund’s open options contracts at April 30, 2011 (where applicable) are contained in that Fund’s Schedule of Portfolio Investments.

10.	Investments in Derivatives:

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount.

Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

The following table sets forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of April 30, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

Fund	Risk	Unrealized Gains	Derivative Assets	Unrealized Losses	Derivative Liabilities
Short-Term Bond Fund	Interest rate	Unrealized gain on futures(a)	$78,343	Unrealized loss on futures(a)	$(38,480)
U.S. Inflation-Indexed Fund	Interest rate	Unrealized gain on futures(a)	—	Unrealized loss on futures(a)	(47,663)

(a)
Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

American Independence Funds

10.	Investments in Derivatives (Continued):

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the six months ended April 30, 2011. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Stock Fund	Equity	Net realized gain (loss) from options transactions/Net change in unrealized gain (loss) on options	$(294,429)	$3,000	333
Short -Term Bond Fund	Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	(6,859)	(67,950)	96
Core Plus Fund	Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	(129,721)	62,482	30
U.S. Inflation-Indexed Fund	Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	531,427	32,187	151
Fusion Fund	Equity	Net realized gain (loss) from options transactions/Net change in unrealized gain (loss) on options	(14,801)	—	—

(a)	Average number of contracts is based on the average of quarter end balances for the six months ended April 30, 2011.

11.	Segregation of Assets:

Fund policy requires the custodian to segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund’s custodian has been instructed to segregate all assets on a settled basis. The Fund will not enter into transactions deemed to create leverage in excess of the Fund’s ability to segregate up to 100% of its settled liquid assets.

12.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

13.	Subsequent Events:

By unanimous written consent, the Board of Trustees for the Trust approved the name change and new expense limitation agreement for the International Equity Fund effective May 31, 2011. The name of International Equity Fund was changed to International Alpha Strategies Fund. Pursuant to the new expense limitation agreement, AIFS has contractually agreed to waive a portion of its management fee and to reimburse expenses until May 31, 2013 in order to keep the Fund’s total operating expenses at not more than 0.95% and 1.45% of the Fund’s average annual net assets for Institutional Class shares and Class A shares, respectively. There were no changes to the investment objectives or strategies of the Fund due to the name change.

By unanimous written consent, the Board of Trustees for the Trust approved revisions to the distribution and service fees charged to the Class A share assets of the Stock Fund and U.S. Inflation-Indexed Fund, effective June 15, 2011. The Stock Fund will be assessing 0.07% of the distribution fee and the full 0.25% of the service fee. The U.S. Inflation-Indexed Fund will be assessing the full 0.25% of the distribution fee and 0.20% of the service fee. The Adviser had previously waived 0.25% of the distribution fee and 0.25% of the service fee of the Class A share assets for the Stock Fund and U.S. Inflation-Indexed Fund, respectively. As a consequence, the total Class A operating expenses of the Stock Fund and U.S. Inflation-Indexed Fund will not exceed 1.48% and 0.77% of the Funds’ Class A shares average annual net assets, respectively.

Subsequent events occurring have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued. There were no additional subsequent events to report that would have a material impact on the Funds’ Financial Statements and Notes to Financial Statements.

14.	Results of Special Meeting of Shareholders

A special meeting of the shareholders of the Core Plus Fund (the “Meeting”) was held on April 27, 2011 for the purpose of approving a new investment sub-advisory agreement between AIFS and BWAM on behalf of the Fund. Information regarding the details of the results of the shareholder votes is set forth below. The requisite number of shares was represented and proposal approved.

For	Against	Abstain	Broker Non-Votes
$6,365,579	None	None	None

American Independence Funds

Additional Fund Information (Unaudited)

Portfolio Summaries
The American Independence Funds invested, as a percentage of net assets, in the following as of April 30, 2011:

Stock Fund
Portfolio Diversification	% of Net Assets
Financials	21.4%
Consumer Discretionary	16.3
Money Market	13.1
Information Technology	12.3
Industrials	9.9
Energy	9.1
Consumer Staples	8.5
Materials	6.8
Health Care	3.0
Total Investments	100.4%
Liabilities in excess of other assets	(0.4)
Net Assets	100.0%

International Equity Fund
Portfolio Diversification	% of Net Assets
Financials	19.9%
Materials	16.0
Industrials	11.1
Energy	10.5
Consumer Staples	10.3
Telecommunication Services	8.2
Information Technology	6.4
Health Care	6.4
Consumer Discretionary	5.8
Utilities	4.4
Money Market	1.1
Total Investments	100.1%
Liabilities in excess of other assets	(0.1)
Net Assets	100.0%

Small Cap Growth Fund
Portfolio Diversification	% of Net Assets
Information Technology	25.5%
Consumer Discretionary	19.4
Health Care	12.5
Industrials	12.2
Financials	11.6
Materials	6.7
Energy	6.3
Consumer Staples	5.0
Money Market	0.7
Total Investments	99.9%
Other assets in excess of liabilites	0.1
Net Assets	100.0%

Large Cap Growth Fund
Portfolio Diversification	% of Net Assets
Information Technology	27.5%
Consumer Discretionary	13.7
Energy	12.2
Health Care	9.8
Financials	9.8
Industrials	8.4
Materials	8.2
Telecommunications Services	5.8
Consumer Staples	2.4
Utilities	1.8
Money Market	0.2
Total Investments	99.8%
Other assets in excess of liabilites	0.2
Net Assets	100.0%

Kansas Tax-Exempt Bond Fund
Portfolio Diversification	% of Net Assets
Miscellaneous	30.3%
General Obligation	26.0
Refunded Bonds	12.0
Utilities	10.8
Hospitals	9.9
Transportation	4.8
Money Market	2.6
Industrial Development Revenue	1.9
Housing	1.3
Total Investments	99.6%
Other assets in excess of liabilities	0.4
Net Assets	100.0%

Short-Term Bond Fund
Portfolio Diversification	% of Net Assets
U.S. Treasury Obligations	33.4%
U.S. Government Agency Securities	22.6
Corporate Bonds	17.3
Asset Backed Securities	10.6
Collateralized Mortgage Obligations	9.0
U.S. Government Agency Pass-Through Securities	4.4
Money Market	1.2
Taxable Municipal Bonds	1.1
Total Investments	99.6%
Other assets in excess of liabilities	0.4
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Core Plus Fund
Portfolio Diversification	% of Net Assets
Corporate Bonds	43.0%
U.S. Government Agency Pass-Through Securities	30.5
U.S. Treasury Obligations	17.0
Collateralized Mortgage Obligations	3.0
Commercial Mortgage-Backed Securities	2.2
Money Market	2.2
U.S. Government Agency Securities	0.8
Asset-Backed Securities	0.8
Mortgage Derivatives - IO Strips	0.3
Total Investments	99.8%
Other assets in excess of liabilities	0.2
Net Assets	100.0%

U.S Inflation-Indexed Fund
Portfolio Diversification	% of Net Assets
U.S. Treasury Inflation-Indexed Securities	99.1%
Money Market	0.6
Total Investments	99.7%
Other assets in excess of liabilities	0.3
Net Assets	100.0%

Active Interest Rate Management Fund
Portfolio Diversification	% of Net Assets
U.S. Treasury Obligation	94.4%
Money Market	4.9
Total Investments	99.3%
Other assets in excess of liabilities	0.7
Net Assets	100.0%

Fusion Fund
Portfolio Diversification	% of Net Assets
Money Markets	40.1%
Consumer Discretionary	21.2
Information Technology	10.3
Industrials	9.2
Financials	7.7
Consumer Staples	5.1
Health Care	3.9
Energy	3.9%
101.4%
Securities Sold Short:
Utilities	(8.5)
Consumer Discretionary	(6.1)
Telecommunication Services	(5.4)
Consumer Staples	(4.7)
Health Care	(3.6)
(28.3)%
Total Investments	73.1%
Segregated Cash With Brokers	20.2
Other assets in excess of liabilities	6.7
Net Assets	100.0%

Absolute Return Bull Bear Bond Fund
Portfolio Diversification	% of Net Assets
U.S. Treasury Obligation	64.6%
Investment Companies	33.1
Money Market	2.9
Total Investments	100.6%
Liabilities in excess of other assets	(0.6)
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on November 1, 2010 at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period* 11/1/2010- 4/30/2011	Expense Ratio During Period**† 11/1/2010- 4/30/2011
Stock Fund	Institutional Class Shares	$1,000.00	$1,110.10	$5.76	1.10%
	Class A Shares	$1,000.00	$1,108.90	$7.06	1.35%
	Class C Shares	$1,000.00	$1,105.00	$10.96	2.10%

International Equity Fund	Institutional Class Shares	$1,000.00	$1,100.00	$5.57	1.07%
	Class A Shares	$1,000.00	$1,097.00	$7.70	1.48%

Small Cap Growth Fund	Institutional Class Shares (a)	$1,000.00	$1,088.30	$4.47	1.10%
	Class A Shares (b)	$1,000.00	$1,053.30	$0.50	1.60%

Large Cap Growth Fund	Institutional Class Shares (a)	$1,000.00	$1,118.30	$4.12	1.00%
	Class A Shares (b)	$1,000.00	$1,049.80	$0.46	1.50%

Kansas Tax-Exempt	Institutional Class Shares	$1,000.00	$997.40	$2.13	0.43%
Bond Fund	Class A Shares	$1,000.00	$995.40	$4.06	0.82%
	Class C Shares	$1,000.00	$992.40	$7.06	1.43%

Short-Term Bond Fund	Institutional Class Shares	$1,000.00	$1,002.00	$2.23	0.45%
	Class A Shares	$1,000.00	$1,001.70	$3.47	0.70%

Core Plus Fund	Institutional Class Shares	$1,000.00	$998.20	$2.38	0.48%
	Class A Shares	$1,000.00	$996.20	$4.36	0.88%

U.S. Inflation-Indexed Fund	Institutional Class Shares	$1,000.00	$1,013.90	$1.60	0.32%
	Class A Shares	$1,000.00	$1,012.60	$2.84	0.57%

Active Interest Rate	Institutional Class Shares (c)	$1,000.00	$1,000.00	$0.00	0.00%
Management Fund	Class A Shares (d)	$1,000.00	$1,000.00	$0.00	0.00%

Fusion Fund	Institutional Class Shares	$1,000.00	$979.30	$9.32	1.90%

Absolute Return Bull Bear	Institutional Class Shares	$1,000.00	$951.30	$4.35	0.90%
Bond Fund	Class A Shares	$1,000.00	$949.10	$6.04	1.25%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.
(a)	Class inception date 12/9/2010.
(b)	Class inception date 4/19/2011.
(c)	Class inception date 3/28/2011.
(d)	Class inception date 4/1/2011.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses (continued)

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period* 11/1/2010- 4/30/2011	Expense Ratio During Period**† 11/1/2010- 4/30/2011
Stock Fund	Institutional Class Shares	$1,000.00	$1,019.60	$5.51	1.10%
	Class A Shares	$1,000.00	$1,018.30	$6.76	1.35%
	Class C Shares	$1,000.00	$1,014.60	$10.49	2.10%

International Equity Fund	Institutional Class Shares	$1,000.00	$1,019.70	$5.36	1.07%
	Class A Shares	$1,000.00	$1,017.60	$7.40	1.48%

Small Cap Growth Fund	Institutional Class Shares (a)	$1,000.00	$1,020.70	$4.32	1.10%
	Class A Shares (b)	$1,000.00	$1,024.50	$0.49	1.60%

Large Cap Growth Fund	Institutional Class Shares (a)	$1,000.00	$1,021.10	$3.93	1.00%
	Class A Shares (b)	$1,000.00	$1,024.70	$0.46	1.50%

Kansas Tax-Exempt	Institutional Class Shares	$1,000.00	$1,022.90	$2.16	0.43%
Bond Fund	Class A Shares	$1,000.00	$1,021.00	$4.11	0.82%
	Class C Shares	$1,000.00	$1,017.90	$7.15	1.43%

Short-Term Bond Fund	Institutional Class Shares	$1,000.00	$1,022.80	$2.26	0.45%
	Class A Shares	$1,000.00	$1,021.50	$3.51	0.70%

Core Plus Fund	Institutional Class Shares	$1,000.00	$1,022.60	$2.41	0.48%
	Class A Shares	$1,000.00	$1,020.60	$4.41	0.88%

U.S. Inflation-Indexed Fund	Institutional Class Shares	$1,000.00	$1,023.40	$1.61	0.32%
	Class A Shares	$1,000.00	$1,022.20	$2.86	0.57%

Active Interest Rate	Institutional Class Shares (c)	$1,000.00	$1,025.00	$0.00	0.00%
Management Fund	Class A Shares (d)	$1,000.00	$1,025.00	$0.00	0.00%

Fusion Fund	Institutional Class Shares	$1,000.00	$1.015.60	$9.50	1.90%

Absolute Return Bull Bear	Institutional Class Shares	$1,000.00	$1,020.50	$4.51	0.90%
Bond Fund	Class A Shares	$1,000.00	$1,018.80	$6.26	1.25%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.
(a)	Class inception date 12/9/2010.
(b)	Class inception date 4/19/2011.
(c)	Class inception date 3/28/2011.
(d)	Class inception date 4/1/2011.

American Independence Funds

Investment Adviser and Administrator:
American Independence Financial Services, LLC
335 Madison Avenue, Mezzanine
New York, NY 10017

Custodians:
INTRUST Bank NA
105 North Main Street
Wichita, KS 67202

BNY Mellon Asset Servicing
One Boston Place, 11th Floor
AIM 024-0112
Boston, MA 02108

Transfer Agent:
Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, MA 02171

Distributor:
Matrix Capital Group, Inc.
420 Lexington Avenue, Suite 601
New York, NY 10170

FOR ADDITIONAL INFORMATION, CALL:
1-866-410-2006

This material must be preceded or accompanied by a current prospectus.

AIF SAR 43011

Plan your arrival.®

April 30, 2011 (Unaudited)

NestEgg Target Date Funds	Semi-Annual Report
NestEgg Fund NestEgg 2020 Fund NestEgg 2030 Fund NestEgg 2040 Fund NestEgg 2050 Fund
NOT FDIC Insured. May lose value. No bank guarantee.
This material must be accompanied or preceded by a prospectus. American Independence Funds Trust is distributed by Matrix Capital Group, Inc.

Table of Contents

NestEgg Target Date Funds
Semi-Annual Report — April 30, 2011 (Unaudited)

President’s Letter to Shareholders	1
Management Fund Commentary and Fund Performance	3

NestEgg Fund
Schedule of Portfolio of Investments	10
NestEgg 2020 Fund
Schedule of Portfolio of Investments	15
NestEgg 2030 Fund
Schedule of Portfolio of Investments	20
NestEgg 2040 Fund
Schedule of Portfolio of Investments	25
NestEgg 2050 Fund
Schedule of Portfolio of Investments	30

Statements of Assets and Liabilities	31
Statements of Operations	32
Statements of Changes in Net Assets	33
Financial Highlights	36
Notes to Financial Statements	42

Additional Fund Information
Portfolio Summaries	48
Table of Shareholder Expenses	49

A description of the policies and procedures that the funds use to determine how to vote proxies relating to the portfolios is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http//www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available (i) without charge, upon request, by calling toll-free 1-866-410-2006; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

ii

NestEgg Target Date Funds

President’s Letter to Shareholders

Dear Fellow Shareholder:

I am pleased to present you with the Semi-Annual Report for the NestEgg™ Target Date Funds (the “Funds” or for each fund separately, a “Fund”), from American Independence, for the semi-annual period ending April 30, 2011. The first six months of the Funds’ fiscal year has certainly been a challenging one as anxiety prevailed in both the equity and fixed income markets. We have witnessed an unsettling market environment that has affected all types of asset classes and sectors, both domestic and international. This year has seen its share of tragic and historical events. In February, the world first began to witness what has become known as the Arab Spring. The political turmoil in North Africa and the Middle East began with a revolution in Tunisia, and spread to Egypt, Bahrain, Yemen and Syria. And, its spread into Libya has resulted in military and humanitarian action by NATO. Probably the largest economic effects of this turmoil have been the dramatic rise in oil and commodity prices and the increased threat of inflation. Then, in March, the tragedies in Japan (earthquake, tsunami and a near nuclear meltdown) created yet another panic among investors. Domestic and international markets received its second jolt in as many months. Domestically, the troubled housing and employment markets continue to weigh heavily on both the minds and wallets of many Americans. There are still far too many Americans who are looking for work and far too many who have lost all of the equity in their houses and are actually “under water”. On top of all that, the Federal Reserve’s program of buying U.S. Treasury and mortgage-backed securities, commonly referred to as QE2, is set to expire at the end of June. The Fed has indicated that it will gradually begin to wean the fixed income markets off of this support, first by eliminating the expansion of its balance sheet, then by raising short term rates, and then by selling existing Treasury holdings. The timing and magnitude of these moves will be determined by the pace of the economic recovery and the outlook for inflation. The first six months of the fiscal year have presented its share of challenges, but despite those challenges we see opportunities.

Despite these disappointing economic conditions and continued uncertainty, our Funds have performed well compared to their peers and benchmarks. The following pages offer insight into each Fund’s performance, with the Portfolio Managers commenting on the specific factors that impacted the Funds during the reporting period and an outlook for the remainder of the year.

It has been an exciting year for the NestEgg™ Target Date Funds. In 2011, we will continue our adherence to the NestEgg Glide Path and will seek to add additional positive relative performance by individual security selection. Our fiduciary responsibility to our shareholders is of paramount importance. As the term “NestEgg” is now commonly used as a synonym for retirement savings, we take our mandate very seriously.

Thank you for your investment in the NestEgg™ Target Date Funds and your confidence in American Independence.

Sincerely,

Eric M. Rubin
President
American Independence Funds Trust
American Independence Financial Services, LLC

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

1

NestEgg Target Date Funds

Important Disclosures

Investing in the Funds involves risk. Equity securities are more volatile and carry more risk than other forms of investments. The Funds may invest in small and mid cap securities which are more volatile than large cap stocks; foreign investments may contain more risk due to inherent risk associated with changing political climate, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

For more complete information on the American Independence Funds, you can obtain a prospectus containing complete information for the funds by calling 1-866-410-2006, or by visiting www.aifunds.com. Please read the prospectus carefully before investing. You should consider the fund’s investment objectives, risks, charges, and expenses carefully before you invest or send money. Information about these and other important subjects is in the Funds’ prospectus.

Past performance does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original costs.

American Independence Financial Services, LLC, the Funds’ adviser, is a limited liability company.

Shares of the American Independence Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with American Independence Financial Services, LLC.

Not FDIC Insured - May Lose Value - No Bank Guarantee

2

NestEgg Target Date Funds

NestEgg Target Date Funds Commentary

T. Kirkham “Kirk” Barneby and Glenn Dorsey – Portfolio Managers

Summary Performance for the Six Months Ending April 2011

BENCHMARK	FUND	FUND RETURN (%)3	BENCHMARK RETURN1 (%)
Barclays Capital U.S. Aggregate Bond Index			0.02
80/20 Combination2	NestEgg	2.24	3.16
65/35 Combination2	NestEgg 2020	5.32	5.55
50/50 Combination2	NestEgg 2030	8.36	7.98
25/75 Combination2	NestEgg 2040	11.78	12.12
10/90 Combination2	NestEgg 2050	12.71	14.65
S&P 500 Index			16.36

1	Gross return excluding any fees or expenses.
2
Weighted average combination of the monthly returns for the Barclays Capital U.S. Aggregate Bond and S&P 500 Equity Indices. Numbers separated by “/” indicated the applicable weights (bond versus equity). Allocations rebalanced each month.

3	Fund returns reflect the performance of the Institutional Class shares and are net of fees and expenses.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

The NestEgg Target Date Funds (“NestEgg Funds” or the “Funds”) achieved solid results for the six month period ending April 30, 2011. Equities generally outperformed fixed income securities over the six month period. The longer dated Funds, in particular the NestEgg 2040 and NestEgg 2050, with their greater allocation to equity securities, benefited the most from rising share prices both in the United States and overseas.

The Funds’ equity allocations are determined by the Strategic Glide Path (“SGP”), a methodology that systematically reduces risk (equity exposure) as the Funds approach their respective target dates. Opportunistically, equities can be over- or under-weighted relative to the Strategic Glide Path. This Tactical Allocation (+ or – 10 percent relative to the SGP) is designed to enhance equity returns but maintain the conservative nature of steadily reducing equity allocations over time.

Equity Review

Equities continued to enjoy being squarely in the “sweet spot” of the economic recovery – continued expansion with inflation still under control. For the six months ending April 30, 2011, the S&P 500 Index returned 16.36%. Overseas, equity returns translated into the U.S. Dollar also achieved low double digit returns. The MSCI EAFE Index (net dividends) returned 12.71%. This comparatively weaker performance tempered results for the longer-dated 2030, 2040 and 2050 Funds with significant allocations to non-U.S. equities versus their respective composite benchmarks (which are based only on U.S. stocks).

Stocks, in general, benefitted from solid earnings growth driven by modest top-line growth and good cost containment. The resulting profit margin expansion has led to earnings growth in excess of overall economic growth and produced results that surpassed analysts’ expectations. This type of earnings driven rally enables stocks to climb without the market becoming overvalued. Corporate balance sheets remain healthy and many companies have taken advantage of the low interest rate environment to refinance higher priced debt. Companies have only grudgingly added to payrolls, a fact born out by the modest employment growth experienced during this economic recovery. As a result, productivity gains have largely accrued to corporate profitability. Merger and acquisition activity has noticeably picked up, with companies utilizing their strong balance sheets and cash flow to improve their competitive position. We would expect this M&A activity to continue and to help support the equity markets.

From a sector perspective, equity gains were driven by solid performances from the Energy, Health Care and Industrials sectors. Financials and technology stocks were the laggards over the past six months. For the equity rally to continue, the base must expand to include these and other sectors.

3

NestEgg Target Date Funds

Fixed Income Review

Interest rates began to move up during the six-month period since our last Fund commentary. The yield on the 10 Year U.S. Treasury Constant Maturity, the benchmark bond for the U.S. fixed income market, rose from 2.63% to 3.32% as investors moved from the relative safety of U.S. Treasury securities to riskier assets (stocks).

For the full six month period, U.S. Treasuries had a -1.52% return, as measured by the Barclays Capital U.S. Treasury Index. Spread, or credit sensitive securities, fared better. As a result, the Barclays Capital US Aggregate Index was flat, returning just 0.02% over the six months ending April 30, 2011.

We manage the sensitivity of the fixed income portfolio by adjusting the overall duration of the portfolio. We shorten duration (decrease the sensitivity to interest rate changes) when we believe rates are going up, and lengthen the duration (increase the sensitivity to interest rate changes) when we believe rates are going down. The fixed income portion of the Funds has been generally positioned for flat to higher rates since October’s Fund review, with benchmark neutral durations in November and January, and a shorter duration than our benchmark in December, February, March and April. This position helped preserve capital as rates increased during the period.

 We believe the active management of interest rates through duration management can dampen the corrosive effects of inflation on a portfolio’s purchasing power should the pace of price increases accelerate. Our work suggests that an all U.S. Treasury portfolio, over time, will yield returns that are competitive with riskier fixed income securities without the credit exposure associated with those securities.

In the near term, investors must resolve the tension between a slowdown in economic activity and an uptick in the pace of inflation. The resolution of this tension will determine whether Treasury yields move higher or whether they fall further. Recent economic releases suggest growth may be slowing. But recent data also suggests top line inflation may be accelerating, driven higher by rising food and energy costs, while core inflation levels remain benign.

We believe the core rate of consumer price inflation (as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)) has been artificially restrained by continued weakness in the housing sector. Housing related expenditures constitute the single largest component of the CPI-U. Unfortunately, many American households can derive no benefit from this influence because of negative equity. Thus the real, effective erosion in household purchasing power, due to rising food and gasoline prices, is greater than the aggregate inflation statistics indicate. Since consumer spending accounts for roughly two-thirds of the nation’s gross domestic product (“GDP”), any forces which constrain discretionary spending, unless counter-acted by fiscal or monetary policy, will ultimately result in slower future growth.

Another uncertainty is the fate of the Federal Reserve Bank’s quantitative easing program which was instituted during the financial crisis. The Fed’s program of buying U.S. Treasury and mortgage-backed securities, commonly referred to as QE2, is set to expire at the end of June. The Fed has indicated that it will gradually begin to wean the fixed income markets off of this support, first by eliminating the expansion of its balance sheet, then by raising short term rates, and then by selling existing Treasury holdings. The timing and magnitude of these moves will be determined by the pace of the economic recovery and the outlook for inflation.

Based on our experience, we believe the effect of these uncertainties can be mitigated by the active management of a bond portfolio’s sensitivity to changing interest rates, the strategy utilized by the Funds.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

4

NestEgg Target Date Funds

NestEgg Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on April 30, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011		Annualized
	6 months*	1 Year	5 Year	10 Year
NestEgg Fund
Institutional Class Shares	2.24%	8.41%	3.75%	4.10%
Class A Shares (1)	(2.86%)	2.74%	2.21%	2.93%
S&P Global Broad Market Index	15.06%	20.08%	4.01%	6.23%
Barclays Capital U.S. Treasury Index	(1.52%)	4.64%	6.02%	5.40%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

*	Not annualized.
(1)	Reflects maximum sales charge of 4.75%.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index, designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

5

NestEgg Target Date Funds

NestEgg 2020 Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on April 30, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011		Annualized
	6 months*	1 Year	5 Year	10 Year
NestEgg 2020 Fund
Institutional Class Shares	5.32%	10.94%	2.41%	2.74%
Class A Shares (1)	0.14%	5.25%	0.93%	1.68%
S&P Global Broad Market Index	15.06%	20.08%	4.01%	6.23%
Barclays Capital U.S. Treasury Index	(1.52%)	4.64%	6.02%	5.40%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

*	Not annualized.
(1)	Reflects maximum sales charge of 4.75%.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

6

NestEgg Target Date Funds

NestEgg 2030 Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on April 30, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011		Annualized
	6 months*	1 Year	5 Year	10 Year
NestEgg 2030 Fund
Institutional Class Shares	8.36%	13.22%	1.95%	2.62%
Class A Shares (1)	2.97%	7.29%	0.48%	1.55%
S&P Global Broad Market Index	15.06%	20.08%	4.01%	6.23%
Barclays Capital U.S. Treasury Index	(1.52%)	4.64%	6.02%	5.40%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

*	Not annualized.
(1)	Reflects maximum sales charge of 4.75%.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index, designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

7

NestEgg Target Date Funds

NestEgg 2040 Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on April 30, 2001. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011		Annualized
	6 months*	1 Year	5 Year	10 Year
NestEgg 2040 Fund
Institutional Class Shares	11.78%	16.45%	2.43%	3.00%
Class A Shares (1)	6.21%	10.26%	0.92%	1.97%
Class C Shares (2)	10.20%	14.17%	1.34%	2.24%
S&P Global Broad Market Index	15.06%	20.08%	4.01%	6.23%
Barclays Capital U.S. Treasury Index	(1.52%)	4.64%	6.02%	5.40%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

*	Not annualized.
(1)	Reflects maximum sales charge of 4.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index, designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

8

NestEgg Target Date Funds

NestEgg 2050 Fund – Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on May 7, 2010. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of April 30, 2011	6 months	Since Inception

NestEgg 2050 Fund
Institutional Class	12.71%	23.53%*
Class A Shares (1)	2.52%	10.09%**
S&P Global Broad Market Index	15.06%	20.08%***
Barclays Capital U.S. Treasury Index	(1.52%)	4.64%***

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call toll-free 1-866-410-2006, or go to www.aifunds.com.

*	From May 7, 2010, commencement of operations, through April 30, 2011, with respect to the Institutional Class Shares.
**	From September 28, 2010, commencement of operations, through April 30, 2011, with respect to the Class A Shares.
***	For the period May 1, 2010 through April 30, 2011.
(1)	Reflects maximum sales charge of 4.75%.

The Standard and Poor’s (“S&P”) Global Broad Market Index (“BMI”) is a comprehensive, rules-based index, designed to measure global stock market performance. The BMI covers approximately 11,000 companies in 46 countries.

The Barclays Capital U.S. Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The above referenced indices do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

9

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 25.9%
Consumer Discretionary — 4.0%
Bayerische Motoren Werke AG (a)	200	18,861
Carnival PLC (a)	451	18,193
Comcast Corp., Class A	1,128	29,599
Denny's Corp. (b)	8,269	33,820
DIRECTV, Class A (b)	646	31,389
Discovery Communications, Inc., Class A (b)	895	39,613
Einstein Noah Restaurant Group, Inc.	2,030	32,805
Grupo Televisa SA - ADR (a) (b)	1,010	23,957
Home Depot, Inc.	1,375	51,068
Jamba, Inc. (b)	13,745	34,088
Kohl's Corp.	434	22,876
Las Vegas Sands Corp. (b)	1,205	56,647
LVMH Moet Hennessy Louis Vuitton SA (a)	150	26,938
NIKE, Inc., Class B	544	44,782
Nordstrom, Inc.	648	30,812
Sony Corp. (a)	623	17,358
Starbucks Corp.	1,458	52,765
Toyota Motor Corp. (a)	503	20,029
Viacom, Inc., Class B	1,114	56,992
Walt Disney Co. (The)	1,399	60,297
WPP PLC (a)	1,748	22,818
		725,707

Consumer Staples — 2.2%
Anheuser-Busch InBev NV (a)	640	40,809
Asahi Breweries, Ltd. (a)	936	17,459
CVS Caremark Corp.	703	25,477
Diageo PLC (a)	1,047	21,301
Diageo PLC - ADR (a)	681	55,413
Estee Lauder Cos., Inc. (The), Class A	310	30,070
Imperial Tobacco Group PLC (a)	614	21,609
Kao Corp. (a)	738	18,415
Mead Johnson Nutrition Co.	992	66,345
Nestle SA (a)	695	43,146
Rite Aid Corp. (b)	14,699	16,316
Tesco PLC (a)	3,149	21,226
Unilever NV (a)	649	21,359
		398,945

Energy — 2.5%
BP PLC (a)	2,985	23,063
Canadian Natural Resources Ltd. (a)	612	28,740
Chevron Corp.	201	21,997
CNOOC Ltd. - ADR (a)	108	26,941
ENI SpA (a)	889	23,767
Exxon Mobil Corp.	340	29,920
Lukoil OAO - ADR (a)	390	27,183
Noble Corp. (a)	805	34,623
Occidental Petroleum Corp.	823	94,061
Peabody Energy Corp.	414	27,663
Petroleo Brasileiro SA - ADR (a)	690	25,758
Sasol Ltd. - ADR (a)	490	28,332
Suncor Energy, Inc. (a)	505	23,276
Total SA (a)	602	38,537
		453,861

See Notes to Financial Statements

10

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 25.9% (continued)
Financials — 4.9%
Affiliated Managers Group, Inc. (b)	296	32,288
Aflac, Inc.	300	16,857
Allianz SE (a)	201	31,647
American Capital Ltd. (b)	3,997	41,049
Annaly Capital Management, Inc. - REIT	1,515	27,028
Aviva PLC (a)	2,950	22,016
AXA SA (a)	1,106	24,818
Banco Bilbao Vizcaya Argentaria SA (a)	1,716	22,011
Barclays PLC (a)	7,210	33,998
Citigroup, Inc. (b)	5,970	27,402
Credit Suisse Group AG (a)	402	18,269
DBS Group Holdings Ltd. (a)	1,730	21,183
Goldman Sachs Group, Inc. (The)	251	37,903
Hartford Financial Services Group, Inc.	962	27,869
HSBC Holdings PLC (a)	3,578	39,170
ICICI Bank Ltd. - ADR (a)	434	21,874
JPMorgan Chase & Co.	1,457	66,483
Manulife Financial Corp. (a)	1,000	17,957
MBIA, Inc. (b)	2,022	20,867
MetLife, Inc.	764	35,747
MGIC Investment Corp. (b)	2,612	22,620
Mitsubishi UFJ Financial Group, Inc. (a)	3,601	17,180
PNC Financial Services Group, Inc.	420	26,183
Prudential Financial, Inc.	665	42,174
Radian Group, Inc.	2,894	17,161
Societe Generale (a)	603	40,334
Sun Hung Kai Properties Ltd. (a)	1,233	19,258
Toronto-Dominion Bank (The) (a)	369	31,949
U.S. Bancorp	995	25,691
Westpac Banking Corp. (a)	1,668	45,415
		874,401

Health Care — 1.7%
Bruker Corp. (b)	1,525	30,103
Cardinal Health, Inc.	825	36,044
Celgene Corp. (b)	370	21,786
Dendreon Corp. (b)	533	23,148
Fresenius Medical Care AG & Co. KGaA (a)	308	24,206
Incyte Corp. Ltd. (b)	1,247	23,044
Jazz Pharmaceuticals, Inc. (b)	801	25,560
Laboratory Corp. of America Holdings (b)	19	1,833
McKesson Corp.	400	33,204
Novartis AG (a)	351	20,837
Pharmasset, Inc. (b)	185	18,772
Sanofi-Aventis SA (a)	308	24,361
Teva Pharmaceutical Industries Ltd. - ADR (a)	423	19,344
		302,242

Industrials — 2.7%
ABB Ltd. (a) (b)	1,444	39,864
Atlas Copco AB A Shares (a)	643	18,878
Boeing Co. (The)	332	26,487
Brambles Ltd. (a)	3,515	25,929
Cummins, Inc.	249	29,925

See Notes to Financial Statements

11

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 25.9% (continued)
Industrials — 2.7% (continued)
Dai Nippon Printing Co., Ltd. (a)	1,513	18,018
Eaton Corp.	511	27,354
Experian PLC (a)	1,828	24,626
General Dynamics Corp.	757	55,125
General Electric Co.	1,942	39,714
Kennametal, Inc.	602	25,417
L-3 Communications Holdings, Inc.	276	22,132
Polypore International, Inc. (b)	273	16,863
Siemens AG (a)	209	30,405
Sumitomo Electric Industries Ltd. (a)	1,665	23,010
United Parcel Service, Inc., Class B	370	27,739
United Rentals, Inc. (b)	1,133	33,333
		484,819

Information Technology — 4.0%
Amphenol Corp., Class A	481	26,893
Apple, Inc. (b)	81	28,207
Avnet, Inc. (b)	828	30,073
Broadcom Corp., Class A (b)	1	35
Canon, Inc. (a)	426	19,957
eBay, Inc. (b)	722	24,837
EMC Corp. (b)	1,078	30,551
Google, Inc., Class A (b)	41	22,308
Harris Corp.	571	30,337
IPG Photonics Corp. (b)	520	36,119
Juniper Networks, Inc. (b)	771	29,552
Keyence Corp. (a)	86	22,434
Kyocera Corp. (a)	231	25,317
Microsoft Corp.	2,083	54,200
MKS Instruments, Inc.	1,051	29,827
Novellus Systems, Inc. (b)	845	27,124
Oracle Corp.	892	32,157
Research In Motion Ltd. (a) (b)	470	22,865
Riverbed Technology, Inc. (b)	817	28,709
SanDisk Corp. (b)	578	28,403
SAP AG (a)	611	39,367
SunPower Corp., Class A (b)	1,350	29,389
Telefonaktiebolaget LM Ericsson B Shares (a)	1,758	26,694
Varian Semiconductor Equipment Associates, Inc. (b)	475	19,917
Xerox Corp.	4,318	43,569
		708,841

Materials — 2.5%
Allegheny Technologies, Inc.	439	31,608
ArcelorMittal - ADR (a)	635	23,539
Barrick Gold Corp. (a)	394	20,122
BASF SE (a)	440	45,105
BHP Billiton Ltd. (a)	874	43,905
Cemex SAB de CV - ADR (a) (b)	2,137	18,551
Dow Chemical Co. (The)	930	38,121
Freeport-McMoRan Copper & Gold, Inc.	465	25,589
Materion Corp. (b)	512	21,381
Molycorp, Inc. (b)	578	42,367
Rio Tinto PLC (a)	483	35,175

See Notes to Financial Statements

12

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 25.9% (continued)
Materials — 2.5% (continued)
Shin-Etsu Chemical Co., Ltd. (a)	384	19,883
Syngenta AG (a)	75	26,540
Teck Resources Ltd., Class B (a)	464	25,172
Vale SA - ADR (a)	690	23,046
		440,104

Telecommunication Services — 1.0%
America Movil SAB de CV - ADR (a)	383	21,908
China Unicom Hong Kong Ltd. - ADR (a)	1,519	31,079
Chunghwa Telecom Co., Ltd. - ADR (a)	764	24,104
KDDI Corp. (a)	4	26,530
NII Holdings, Inc. (b)	694	28,857
SK Telecom Co., Ltd. - ADR (a)	1,195	22,681
Telefonica SA (a)	807	21,694
		176,853

Utilities — 0.4%
AES Corp. (The) (b)	1,874	24,812
CLP Holdings Ltd. (a)	2,366	19,467
Korea Electric Power Corp. - ADR (a) (b)	1,635	19,783
Tokyo Gas Co., Ltd. (a)	3,832	16,960
		81,022
Total Common Stocks (Cost $3,756,562)		4,646,795

	Principal ($)
U.S. Treasury Obligations — 64.6%
U.S. Treasury Bond — 7.1%
8.00%, 11/15/21	895,000	1,261,391

U.S. Treasury Notes — 57.5%
1.38%, 2/15/12	1,942,000	1,960,358
4.13%, 8/31/12	1,456,000	1,529,823
3.13%, 8/31/13	1,820,000	1,921,665
2.25%, 5/31/14	1,426,000	1,477,248
2.50%, 4/30/15	1,213,000	1,260,004
2.75%, 11/30/16	1,031,000	1,060,480
3.50%, 2/15/18	1,031,000	1,089,074
		10,298,652
Total U.S. Treasury Obligations (Cost $11,558,349)		11,560,043

See Notes to Financial Statements

13

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Short-Term Investments — 8.7%
Money Market Funds — 8.7%
Dreyfus Cash Management, 0.10% (c)	173,202	173,202
Dreyfus Cash Management Plus, 0.08% (c)	173,202	173,202
Federated Government Obligations Fund, 0.01% (c)	1,213,722	1,213,722
Total Short-Term Investments (Cost $1,560,126)		1,560,126

Total Investments (Cost $16,875,037(d)) — 99.2%		$17,766,964

Other assets in excess of liabilities — 0.8%		140,311

NET ASSETS — 100.0%		$17,907,275

(a)	Foreign security incorporated outside the United States.
(b)	Non-income producing security.
(c)	Represents the 7 day yield at 4/30/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$4,646,795	$—	$—	$4,646,795
U.S. Treasury Obligations	—	11,560,043	—	11,560,043
Short-Term Investments	1,560,126	—	—	1,560,126
Total Investments	$6,206,921	$11,560,043	$—	$17,766,964

See Notes to Financial Statements

14

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 41.8%
Consumer Discretionary — 6.4%
Bayerische Motoren Werke AG (a)	703	66,296
Carnival PLC (a)	1,579	63,695
Comcast Corp., Class A	4,124	108,214
Denny's Corp. (b)	30,242	123,690
DIRECTV, Class A (b)	2,360	114,672
Discovery Communications, Inc., Class A (b)	3,365	148,935
Einstein Noah Restaurant Group, Inc.	7,432	120,101
Grupo Televisa SA - ADR (a) (b)	3,447	81,763
Home Depot, Inc.	5,044	187,334
Jamba, Inc. (b)	50,290	124,719
Kohl's Corp.	1,590	83,809
Las Vegas Sands Corp. (b)	4,445	208,959
LVMH Moet Hennessy Louis Vuitton SA (a)	524	94,105
NIKE, Inc., Class B	1,994	164,146
Nordstrom, Inc.	2,360	112,218
Sony Corp. (a)	2,172	60,516
Starbucks Corp.	5,363	194,087
Toyota Motor Corp. (a)	1,753	69,805
Viacom, Inc., Class B	4,121	210,830
Walt Disney Co. (The)	5,068	218,431
WPP PLC (a)	6,097	79,589
		2,635,914

Consumer Staples — 3.4%
Anheuser-Busch InBev NV (a)	2,242	142,958
Asahi Breweries, Ltd. (a)	3,264	60,882
CVS Caremark Corp.	2,572	93,209
Diageo PLC (a)	3,652	74,299
Diageo PLC - ADR (a)	2,514	204,564
Estee Lauder Cos., Inc. (The), Class A	1,165	113,005
Imperial Tobacco Group PLC (a)	2,141	75,351
Kao Corp. (a)	2,573	64,202
Mead Johnson Nutrition Co.	3,460	231,405
Nestle SA (a)	2,425	150,546
Rite Aid Corp. (b)	53,774	59,689
Tesco PLC (a)	9,426	63,538
Unilever NV (a)	2,264	74,511
		1,408,159

Energy — 4.3%
BP PLC (a)	10,409	80,422
Canadian Natural Resources Ltd. (a)	2,239	105,143
Chevron Corp.	700	76,608
CNOOC Ltd. - ADR (a)	367	91,548
ENI SpA (a)	3,101	82,905
Exxon Mobil Corp.	1,242	109,296
Lukoil OAO - ADR (a)	1,330	92,701
Noble Corp. (a)	3,015	129,675
Occidental Petroleum Corp.	3,039	347,327
Peabody Energy Corp.	1,520	101,566
Petroleo Brasileiro SA - ADR (a)	2,360	88,099
Royal Dutch Shell PLC, Class A (a)	1,716	66,570
Sasol Ltd. - ADR (a)	1,680	97,138

See Notes to Financial Statements

15

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 41.8% (continued)
Energy — 4.3% (continued)
Suncor Energy, Inc. (a)	3,275	150,951
Total SA (a)	2,569	164,456
		1,784,405

Financials — 7.9%
Affiliated Managers Group, Inc. (b)	1,080	117,807
Aflac, Inc.	1,000	56,190
Allianz SE (a)	704	110,842
American Capital Ltd. (b)	14,618	150,127
Annaly Capital Management, Inc. - REIT	5,590	99,726
Aviva PLC (a)	10,289	76,788
AXA SA (a)	3,859	86,594
Banco Bilbao Vizcaya Argentaria SA (a)	5,985	76,768
Barclays PLC (a)	25,311	119,351
Citigroup, Inc. (b)	22,005	101,003
Credit Suisse Group AG (a)	1,400	63,623
DBS Group Holdings Ltd. (a)	6,033	73,841
Goldman Sachs Group, Inc. (The)	925	139,684
Hartford Financial Services Group, Inc.	3,524	102,090
HSBC Holdings PLC (a)	12,477	136,591
ICICI Bank Ltd. - ADR (a)	1,473	74,239
ING Groep NV (a) (b)	6,100	80,412
JPMorgan Chase & Co.	5,421	247,360
Manulife Financial Corp. (a)	3,400	61,054
MBIA, Inc. (b)	7,395	76,316
MetLife, Inc.	2,665	124,695
MGIC Investment Corp. (b)	9,552	82,720
Mitsubishi UFJ Financial Group, Inc. (a)	12,560	59,924
Mitsui Fudosan Co., Ltd. (a)	3,745	63,944
PNC Financial Services Group, Inc.	1,550	96,627
Prudential Financial, Inc.	2,490	157,916
Radian Group, Inc.	10,580	62,739
Societe Generale (a)	2,110	141,136
Sun Hung Kai Properties Ltd. (a)	4,301	67,177
Toronto-Dominion Bank (The) (a)	1,142	98,877
U.S. Bancorp	3,680	95,018
Westpac Banking Corp. (a)	5,803	157,998
		3,259,177

Health Care — 2.7%
Bruker Corp. (b)	5,570	109,952
Cardinal Health, Inc.	2,876	125,652
Celgene Corp. (b)	1,354	79,724
Dendreon Corp. (b)	1,949	84,645
Fresenius Medical Care AG & Co. KGaA (a)	1,073	84,327
Incyte Corp. Ltd. (b)	4,567	84,398
Jazz Pharmaceuticals, Inc. (b)	2,937	93,720
McKesson Corp.	1,635	135,721
Novartis AG (a)	1,224	72,662
Pharmasset, Inc. (b)	690	70,014
Sanofi-Aventis SA (a)	1,074	84,947
Teva Pharmaceutical Industries Ltd. - ADR (a)	1,443	65,988
		1,091,750

See Notes to Financial Statements

16

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 41.8% (continued)
Industrials — 4.4%
ABB Ltd. (a) (b)	6,559	181,074
Atlas Copco AB A Shares (a)	2,856	83,849
Boeing Co. (The)	1,215	96,933
Brambles Ltd. (a)	12,257	90,416
Cummins, Inc.	913	109,724
Dai Nippon Printing Co., Ltd. (a)	5,278	62,856
Eaton Corp.	1,872	100,208
Experian PLC (a)	6,374	85,866
General Dynamics Corp.	2,838	206,663
General Electric Co.	7,147	146,156
Kennametal, Inc.	2,208	93,222
L-3 Communications Holdings, Inc.	927	74,336
Polypore International, Inc. (b)	1,007	62,202
Siemens AG (a)	671	97,616
Sumitomo Electric Industries Ltd. (a)	5,805	80,225
United Parcel Service, Inc., Class B	1,385	103,834
United Rentals, Inc. (b)	4,143	121,887
		1,797,067

Information Technology — 6.4%
Amphenol Corp., Class A	1,764	98,625
Apple, Inc. (b)	295	102,728
Avnet, Inc. (b)	3,033	110,159
Canon, Inc. (a)	1,484	69,521
eBay, Inc. (b)	2,638	90,747
EMC Corp. (b)	3,944	111,773
Google, Inc., Class A (b)	156	84,880
Harris Corp.	2,145	113,964
IPG Photonics Corp. (b)	1,907	132,460
Juniper Networks, Inc. (b)	2,821	108,129
Keyence Corp. (a)	299	77,998
Kyocera Corp. (a)	795	87,130
Microsoft Corp.	8,047	209,383
MKS Instruments, Inc.	3,848	109,206
Novellus Systems, Inc. (b)	3,096	99,382
Oracle Corp.	3,247	117,054
Research In Motion Ltd. (a) (b)	1,730	84,164
Riverbed Technology, Inc. (b)	2,978	104,647
SanDisk Corp. (b)	2,103	103,341
SAP AG (a)	2,638	169,967
SunPower Corp., Class A (b)	4,900	106,673
Telefonaktiebolaget LM Ericsson B Shares (a)	6,234	94,659
Varian Semiconductor Equipment Associates, Inc. (b)	1,728	72,455
Xerox Corp.	16,191	163,367
		2,622,412

Materials — 4.0%
Allegheny Technologies, Inc.	1,607	115,704
ArcelorMittal - ADR (a)	2,145	79,515
Barrick Gold Corp. (a)	1,372	70,068
BASF SE (a)	1,470	150,691
BHP Billiton Ltd. (a)	3,037	152,561
Cemex SAB de CV - ADR (a) (b)	7,332	63,642
Coeur d'Alene Mines Corp. (b)	3	95

See Notes to Financial Statements

17

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 41.8% (continued)
Materials — 4.0% (continued)
CRH PLC (a)	2,576	62,993
Dow Chemical Co. (The)	3,480	142,645
Freeport-McMoRan Copper & Gold, Inc.	1,740	95,752
Materion Corp. (b)	1,873	78,217
Molycorp, Inc. (b)	2,118	155,249
Rio Tinto PLC (a)	1,686	122,786
Shin-Etsu Chemical Co., Ltd. (a)	1,338	69,279
Syngenta AG (a)	262	92,715
Teck Resources Ltd., Class B (a)	1,691	91,737
Vale SA - ADR (a)	2,342	78,223
		1,621,872

Telecommunication Services — 1.6%
America Movil SAB de CV - ADR (a)	1,300	74,360
China Unicom Hong Kong Ltd. - ADR (a)	5,174	105,860
Chunghwa Telecom Co., Ltd. - ADR (a)	2,592	81,778
KDDI Corp. (a)	13	86,223
NII Holdings, Inc. (b)	2,545	105,821
SK Telecom Co., Ltd. - ADR (a)	4,088	77,590
Telefonica SA (a)	2,813	75,622
Vodafone Group PLC (a)	20,700	59,332
		666,586

Utilities — 0.7%
AES Corp. (The) (b)	6,853	90,734
CLP Holdings Ltd. (a)	8,251	67,888
Korea Electric Power Corp. - ADR (a) (b)	5,600	67,760
Tokyo Gas Co., Ltd. (a)	13,363	59,142
		285,524
Total Common Stocks (Cost $14,002,552)		17,172,866

	Principal ($)
U.S. Treasury Obligations — 47.6%
U.S. Treasury Bond — 5.2%
8.00%, 11/15/21	1,516,000	2,136,612

U.S. Treasury Notes — 42.4%
1.38%, 2/15/12	3,288,000	3,319,081
4.13%, 8/31/12	2,465,000	2,589,983
3.13%, 8/31/13	3,082,000	3,254,161
2.25%, 5/31/14	2,414,000	2,500,754
2.50%, 4/30/15	2,054,000	2,133,593
2.75%, 11/30/16	1,746,000	1,795,925
3.50%, 2/15/18	1,746,000	1,844,349
		17,437,846
Total U.S. Treasury Obligations (Cost $19,582,801)		19,574,458

See Notes to Financial Statements

18

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2020 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Short-Term Investments — 9.9%
Money Market Funds — 9.9%
Dreyfus Cash Management, 0.10% (c)	366,266	366,266
Dreyfus Cash Management Plus, 0.08% (c)	366,265	366,265
Federated Government Obligations Fund, 0.01% (c)	3,314,817	3,314,817
Total Short-Term Investments (Cost $4,047,348)		4,047,348

Total Investments (Cost $37,632,701(d)) — 99.3%		$40,794,672

Other assets in excess of liabilities — 0.7%		278,645

NET ASSETS — 100.0%		$41,073,317

(a)	Foreign security incorporated outside the United States.
(b)	Non-income producing security.
(c)	Represents the 7 day yield at 4/30/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$17,172,866	$—	$—	$17,172,866
U.S. Treasury Obligations	—	19,574,458	—	19,574,458
Short-Term Investments	4,047,348	—	—	4,047,348
Total Investments	$21,220,214	$19,574,458	$—	$40,794,672

See Notes to Financial Statements

19

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 58.6%
Consumer Discretionary — 8.9%
Bayerische Motoren Werke AG (a)	782	73,747
Carnival PLC (a)	1,759	70,956
Comcast Corp., Class A	4,783	125,506
Denny's Corp. (b)	35,100	143,559
DIRECTV, Class A (b)	2,739	133,088
Discovery Communications, Inc., Class A (b)	4,000	177,040
Einstein Noah Restaurant Group, Inc.	8,626	139,396
Grupo Televisa SA - ADR (a) (b)	3,732	88,523
Home Depot, Inc.	5,779	214,632
Jamba, Inc. (b)	58,411	144,859
Kohl's Corp.	1,844	97,197
Las Vegas Sands Corp. (b)	5,244	246,520
LVMH Moet Hennessy Louis Vuitton SA (a)	566	101,648
NIKE, Inc., Class B	2,455	202,096
Nordstrom, Inc.	2,740	130,287
Sony Corp. (a)	2,348	65,419
Starbucks Corp.	6,334	229,227
Toyota Motor Corp. (a)	1,896	75,499
Viacom, Inc., Class B	4,866	248,945
Walt Disney Co. (The)	6,099	262,867
WPP PLC (a)	6,593	86,063
		3,057,074

Consumer Staples — 4.8%
Anheuser-Busch InBev NV (a)	2,449	156,157
Asahi Breweries, Ltd. (a)	3,529	65,825
CVS Caremark Corp.	2,983	108,104
Diageo PLC (a)	5,749	116,962
Diageo PLC - ADR (a)	2,969	241,587
Estee Lauder Cos., Inc. (The), Class A	1,385	134,345
Imperial Tobacco Group PLC (a)	2,315	81,474
Kao Corp. (a)	2,782	69,417
Mead Johnson Nutrition Co.	4,250	284,240
Nestle SA (a)	2,622	162,776
Rite Aid Corp. (b)	62,402	69,266
Tesco PLC (a)	10,613	71,539
Unilever NV (a)	2,448	80,567
		1,642,259

Energy — 6.1%
BP PLC (a)	11,255	86,958
Canadian Natural Resources Ltd. (a)	2,597	121,955
Chevron Corp.	757	82,846
CNOOC Ltd. - ADR (a)	400	99,780
ENI SpA (a)	3,353	89,642
Exxon Mobil Corp.	1,443	126,984
Lukoil OAO - ADR (a)	1,445	100,716
Noble Corp. (a)	3,590	154,406
Occidental Petroleum Corp.	3,502	400,244
Peabody Energy Corp.	1,784	119,207
Petroleo Brasileiro SA - ADR (a)	2,560	95,565
Royal Dutch Shell PLC, Class A (a)	3,814	147,959
Sasol Ltd. - ADR (a)	1,815	104,943

See Notes to Financial Statements

20

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 58.6% (continued)
Energy — 6.1% (continued)
Suncor Energy, Inc. (a)	3,430	158,096
Total SA (a)	2,778	177,835
		2,067,136

Financials — 11.0%
Affiliated Managers Group, Inc. (b)	1,254	136,786
Aflac, Inc.	1,100	61,809
Allianz SE (a)	746	117,455
American Capital Ltd. (b)	16,965	174,231
Annaly Capital Management, Inc. - REIT	6,605	117,833
Aviva PLC (a)	11,126	83,034
AXA SA (a)	4,172	93,617
Banco Bilbao Vizcaya Argentaria SA (a)	6,472	83,015
Barclays PLC (a)	27,744	130,823
China Life Insurance Co., Ltd. - ADR (a)	1,180	63,354
Citigroup, Inc. (b)	25,995	119,317
Credit Suisse Group AG (a)	3,114	141,516
DBS Group Holdings Ltd. (a)	6,524	79,846
Goldman Sachs Group, Inc. (The)	1,089	164,450
Hartford Financial Services Group, Inc.	4,091	118,516
HSBC Holdings PLC (a)	13,491	147,692
ICICI Bank Ltd. - ADR (a)	1,604	80,842
ING Groep NV (a) (b)	7,569	99,777
JPMorgan Chase & Co.	6,390	291,576
Manulife Financial Corp. (a)	3,800	68,237
MBIA, Inc. (b)	8,613	88,886
MetLife, Inc.	2,881	134,802
MGIC Investment Corp. (b)	11,085	95,996
Mitsubishi UFJ Financial Group, Inc. (a)	13,581	64,795
Mitsui Fudosan Co., Ltd. (a)	4,050	69,152
PNC Financial Services Group, Inc.	1,830	114,082
Prudential Financial, Inc.	2,960	187,723
Radian Group, Inc.	12,282	72,832
Societe Generale (a)	2,316	154,915
Sun Hung Kai Properties Ltd. (a)	6,351	99,195
Toronto-Dominion Bank (The) (a)	1,154	99,916
U.S. Bancorp	4,350	112,317
Westpac Banking Corp. (a)	3,463	94,287
		3,762,624

Health Care — 4.5%
Bruker Corp. (b)	6,465	127,619
Cardinal Health, Inc.	3,109	135,832
Celgene Corp. (b)	1,572	92,559
Dendreon Corp. (b)	2,261	98,195
Dr Reddy's Laboratories Ltd. - ADR (a)	1,925	75,537
Eisai Co., Ltd. (a)	1,800	65,241
Fresenius Medical Care AG & Co. KGaA (a)	1,161	91,243
Incyte Corp. Ltd. (b)	5,305	98,036
Jazz Pharmaceuticals, Inc. (b)	3,396	108,366
McKesson Corp.	1,871	155,312
Novartis AG (a)	2,459	145,977
Pharmasset, Inc. (b)	820	83,205
Sanofi-Aventis SA (a)	1,161	91,828

See Notes to Financial Statements

21

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 58.6% (continued)
Health Care — 4.5% (continued)
Smith & Nephew PLC (a)	8,195	90,002
Teva Pharmaceutical Industries Ltd. - ADR (a)	1,561	71,385
		1,530,337

Industrials — 5.9%
ABB Ltd. (a) (b)	6,778	187,120
Atlas Copco AB B Shares (a)	2,757	73,049
Boeing Co. (The)	1,412	112,649
Brambles Ltd. (a)	13,253	97,764
Cummins, Inc.	1,061	127,511
Dai Nippon Printing Co., Ltd. (a)	5,707	67,965
Eaton Corp.	2,173	116,321
Experian PLC (a)	6,892	92,844
General Dynamics Corp.	3,355	244,311
General Electric Co.	8,455	172,905
Kennametal, Inc.	2,569	108,463
L-3 Communications Holdings, Inc.	1,097	87,969
Polypore International, Inc. (b)	1,187	73,321
Siemens AG (a)	715	104,017
Sumitomo Electric Industries Ltd. (a)	6,277	86,747
United Parcel Service, Inc., Class B	1,630	122,201
United Rentals, Inc. (b)	4,805	141,363
		2,016,520

Information Technology — 8.9%
Amphenol Corp., Class A	2,045	114,336
Apple, Inc. (b)	342	119,095
Avnet, Inc. (b)	3,517	127,737
Canon, Inc. (a)	1,605	75,189
eBay, Inc. (b)	3,067	105,505
EMC Corp. (b)	4,576	129,684
Google, Inc., Class A (b)	177	96,306
Harris Corp.	2,529	134,366
IPG Photonics Corp. (b)	2,214	153,784
Juniper Networks, Inc. (b)	3,276	125,569
Keyence Corp. (a)	303	79,042
Kyocera Corp. (a)	868	95,131
Microsoft Corp.	9,213	239,722
MKS Instruments, Inc.	4,467	126,773
Novellus Systems, Inc. (b)	3,593	115,335
Oracle Corp.	3,766	135,764
Research In Motion Ltd. (a) (b)	2,045	99,489
Riverbed Technology, Inc. (b)	3,458	121,514
SanDisk Corp. (b)	2,447	120,246
SAP AG (a)	2,847	183,433
SunPower Corp., Class A (b)	5,700	124,089
Telefonaktiebolaget LM Ericsson B Shares (a)	8,279	125,710
Varian Semiconductor Equipment Associates, Inc. (b)	1,949	81,722
Xerox Corp.	20,365	205,483
		3,035,024

Materials — 5.4%
Allegheny Technologies, Inc.	1,866	134,352
APERAM - ADR (a)	118	4,950
ArcelorMittal - ADR (a)	2,375	88,041

See Notes to Financial Statements

22

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 58.6% (continued)
Materials — 5.4% (continued)
Barrick Gold Corp. (a)	1,484	75,788
BASF SE (a)	1,210	124,038
BHP Billiton Ltd. (a)	3,279	164,717
Cemex SAB de CV - ADR (a) (b)	7,904	68,607
Coeur d'Alene Mines Corp. (b)	3	95
CRH PLC (a)	2,880	70,427
Dow Chemical Co. (The)	4,140	169,699
Freeport-McMoRan Copper & Gold, Inc.	2,050	112,812
Materion Corp. (b)	2,144	89,533
Molycorp, Inc. (b)	2,462	180,465
Rio Tinto PLC (a)	2,223	161,894
Shin-Etsu Chemical Co., Ltd. (a)	1,447	74,923
Syngenta AG (a)	393	139,072
Teck Resources Ltd., Class B (a)	1,995	108,229
Vale SA - ADR (a)	2,547	85,070
		1,852,712

Telecommunication Services — 2.2%
America Movil SAB de CV - ADR (a)	1,415	80,938
China Unicom Hong Kong Ltd. - ADR (a)	5,638	115,353
Chunghwa Telecom Co., Ltd. - ADR (a)	2,824	89,097
KDDI Corp. (a)	14	92,856
NII Holdings, Inc. (b)	2,955	122,869
SK Telecom Co., Ltd. - ADR (a)	4,432	84,119
Telefonica SA (a)	3,042	81,778
Vodafone Group PLC (a)	23,370	66,986
		733,996

Utilities — 0.9%
AES Corp. (The) (b)	7,954	105,311
CLP Holdings Ltd. (a)	8,922	73,409
Korea Electric Power Corp. - ADR (a) (b)	6,070	73,447
Tokyo Gas Co., Ltd. (a)	14,449	63,949
		316,116
Total Common Stocks (Cost $16,492,848)		20,013,798

	Principal ($)
U.S. Treasury Obligations — 29.5%
U.S. Treasury Bond — 3.2%
8.00%, 11/15/21	779,000	1,097,903

U.S. Treasury Notes — 26.3%
1.38%, 2/15/12	1,697,000	1,713,041
4.13%, 8/31/12	1,265,000	1,329,139
3.13%, 8/31/13	1,586,000	1,674,594
2.25%, 5/31/14	1,245,000	1,289,743
2.50%, 4/30/15	1,061,000	1,102,114
2.75%, 11/30/16	902,000	927,792
3.50%, 2/15/18	917,000	968,653
		9,005,076
Total U.S. Treasury Obligations (Cost $10,110,066)		10,102,979

See Notes to Financial Statements

23

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2030 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Short-Term Investments — 11.3%
Money Market Funds — 11.3%
Dreyfus Cash Management, 0.10% (c)	289,929	289,929
Dreyfus Cash Management Plus, 0.08% (c)	289,929	289,929
Federated Government Obligations Fund, 0.01% (c)	3,280,552	3,280,552
Total Short-Term Investments (Cost $3,860,410)		3,860,410

Total Investments (Cost $30,463,324(d)) — 99.4%		$33,977,187

Other assets in excess of liabilities — 0.6%		194,021

NET ASSETS — 100.0%		$34,171,208

(a)	Foreign security incorporated outside the United States.
(b)	Non-income producing security.
(c)	Represents the 7 day yield at 4/30/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$20,013,798	$—	$—	$20,013,798
U.S. Treasury Obligations	—	10,102,979	—	10,102,979
Short-Term Investments	3,860,410	—	—	3,860,410
Total Investments	$23,874,208	$10,102,979	$—	$33,977,187

See Notes to Financial Statements

24

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 76.5%
Consumer Discretionary — 11.6%
Bayerische Motoren Werke AG (a)	1,277	120,427
Carnival PLC (a)	2,877	116,055
Comcast Corp., Class A	7,593	199,240
Denny's Corp. (b)	55,649	227,604
DIRECTV, Class A (b)	4,345	211,124
Discovery Communications, Inc., Class A (b)	6,240	276,182
Einstein Noah Restaurant Group, Inc.	13,678	221,036
Grupo Televisa SA - ADR (a) (b)	5,436	128,942
Home Depot, Inc.	8,868	329,358
Jamba, Inc. (b)	93,436	231,721
Kohl's Corp.	2,925	154,177
Las Vegas Sands Corp. (b)	8,175	384,307
LVMH Moet Hennessy Louis Vuitton SA (a)	867	155,704
NIKE, Inc., Class B	3,798	312,651
Nordstrom, Inc.	4,347	206,700
Sony Corp. (a)	3,596	100,191
Starbucks Corp.	9,878	357,485
Toyota Motor Corp. (a)	2,903	115,598
Viacom, Inc., Class B	7,579	387,742
Walt Disney Co. (The)	9,511	409,924
WPP PLC (a)	10,096	131,790
		4,777,958

Consumer Staples — 6.2%
Anheuser-Busch InBev NV (a)	3,896	248,423
Asahi Breweries, Ltd. (a)	5,404	100,798
CVS Caremark Corp.	4,730	171,415
Diageo PLC (a)	6,047	123,025
Diageo PLC - ADR (a)	4,622	376,092
Estee Lauder Cos., Inc. (The), Class A	2,160	209,520
Imperial Tobacco Group PLC (a)	3,546	124,798
Kao Corp. (a)	4,260	106,297
Mead Johnson Nutrition Co.	6,578	439,937
Nestle SA (a)	3,290	204,246
Rite Aid Corp. (b)	100,232	111,258
Tesco PLC (a)	17,231	116,148
Unilever NV (a)	6,748	222,085
		2,554,042

Energy — 7.9%
BP PLC (a)	17,236	133,168
Canadian Natural Resources Ltd. (a)	4,119	193,428
Chevron Corp.	1,159	126,841
CNOOC Ltd. - ADR (a)	587	146,427
ENI SpA (a)	9,235	246,896
Exxon Mobil Corp.	2,284	200,992
Lukoil OAO - ADR (a)	2,140	149,158
Noble Corp. (a)	5,590	240,426
Occidental Petroleum Corp.	5,452	623,109
Peabody Energy Corp.	2,828	188,967
Petroleo Brasileiro SA - ADR (a)	3,595	134,202
Royal Dutch Shell PLC, Class A (a)	5,491	213,016
Sasol Ltd. - ADR (a)	2,700	156,114

See Notes to Financial Statements

25

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 76.5% (continued)
Energy — 7.9% (continued)
Suncor Energy, Inc. (a)	5,550	255,811
Total SA (a)	3,329	213,107
		3,221,662

Financials — 14.3%
Affiliated Managers Group, Inc. (b)	1,989	216,960
Aflac, Inc.	1,600	89,904
Allianz SE (a)	1,089	171,459
American Capital Ltd. (b)	26,898	276,242
Annaly Capital Management, Inc. - REIT	10,300	183,752
Aviva PLC (a)	17,037	127,149
AXA SA (a)	6,389	143,366
Banco Bilbao Vizcaya Argentaria SA (a)	9,912	127,139
Barclays PLC (a)	43,847	206,755
China Life Insurance Co., Ltd. - ADR (a)	1,740	93,421
Citigroup, Inc. (b)	40,525	186,010
Credit Suisse Group AG (a)	4,819	219,000
DBS Group Holdings Ltd. (a)	9,990	122,262
Goldman Sachs Group, Inc. (The)	1,701	256,868
Hartford Financial Services Group, Inc.	6,483	187,812
HSBC Holdings PLC (a)	20,659	226,163
ICICI Bank Ltd. - ADR (a)	2,364	119,146
ING Groep NV (a) (b)	11,590	152,782
JPMorgan Chase & Co.	10,098	460,772
Manulife Financial Corp. (a)	6,300	113,129
MBIA, Inc. (b)	13,669	141,064
MetLife, Inc.	4,412	206,437
MGIC Investment Corp. (b)	17,577	152,217
Mitsubishi UFJ Financial Group, Inc. (a)	20,797	99,223
Mitsui Fudosan Co., Ltd. (a)	6,202	105,896
PNC Financial Services Group, Inc.	2,855	177,981
Prudential Financial, Inc.	4,615	292,683
Radian Group, Inc.	19,468	115,445
Societe Generale (a)	3,069	205,282
Sun Hung Kai Properties Ltd. (a)	10,622	165,904
Toronto-Dominion Bank (The) (a)	1,721	149,008
U.S. Bancorp	6,780	175,060
Westpac Banking Corp. (a)	7,649	208,259
		5,874,550

Health Care — 6.1%
Bruker Corp. (b)	10,250	202,335
Cardinal Health, Inc.	4,761	208,008
Celgene Corp. (b)	2,491	146,670
Dendreon Corp. (b)	3,586	155,740
Dr Reddy's Laboratories Ltd. - ADR (a)	2,845	111,638
Eisai Co., Ltd. (a)	2,900	105,110
Fresenius Medical Care AG & Co. KGaA (a)	3,377	265,398
Incyte Corp. Ltd. (b)	8,292	153,236
Jazz Pharmaceuticals, Inc. (b)	5,425	173,112
McKesson Corp.	2,874	238,571
Novartis AG (a)	3,627	215,314
Pharmasset, Inc. (b)	1,255	127,345
Sanofi-Aventis SA (a)	1,778	140,628

See Notes to Financial Statements

26

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 76.5% (continued)
Health Care — 6.1% (continued)
Smith & Nephew PLC (a)	12,575	138,105
Teva Pharmaceutical Industries Ltd. - ADR (a)	2,298	105,087
		2,486,297

Industrials — 7.7%
ABB Ltd. (a) (b)	10,578	292,026
Atlas Copco AB B Shares (a)	4,253	112,687
Boeing Co. (The)	2,240	178,707
Brambles Ltd. (a)	20,296	149,718
Cummins, Inc.	1,680	201,902
Dai Nippon Printing Co., Ltd. (a)	8,739	104,073
Eaton Corp.	3,505	187,623
Experian PLC (a)	10,554	142,176
General Dynamics Corp.	5,203	378,883
General Electric Co.	13,266	271,290
Kennametal, Inc.	4,073	171,962
L-3 Communications Holdings, Inc.	1,707	136,884
Polypore International, Inc. (b)	1,890	116,745
Siemens AG (a)	1,090	158,572
Sumitomo Electric Industries Ltd. (a)	9,613	132,851
United Parcel Service, Inc., Class B	2,530	189,674
United Rentals, Inc. (b)	7,572	222,768
		3,148,541

Information Technology — 11.6%
Amphenol Corp., Class A	3,248	181,596
Apple, Inc. (b)	542	188,741
Avnet, Inc. (b)	5,577	202,557
Canon, Inc. (a)	2,458	115,150
eBay, Inc. (b)	4,886	168,078
EMC Corp. (b)	7,256	205,635
Google, Inc., Class A (b)	304	165,406
Harris Corp.	3,913	207,898
IPG Photonics Corp. (b)	3,504	243,388
Juniper Networks, Inc. (b)	5,195	199,124
Keyence Corp. (a)	480	125,215
Kyocera Corp. (a)	1,347	147,628
Microsoft Corp.	14,136	367,819
MKS Instruments, Inc.	7,084	201,044
Novellus Systems, Inc. (b)	5,789	185,827
Oracle Corp.	5,975	215,399
Research In Motion Ltd. (a) (b)	3,190	155,193
Riverbed Technology, Inc. (b)	5,440	191,162
SanDisk Corp. (b)	3,882	190,761
SAP AG (a)	3,127	201,473
SunPower Corp., Class A (b)	9,050	197,018
Telefonaktiebolaget LM Ericsson B Shares (a)	15,758	239,273
Varian Semiconductor Equipment Associates, Inc. (b)	3,078	129,060
Xerox Corp.	31,508	317,916
		4,742,361

Materials — 7.2%
Allegheny Technologies, Inc.	2,953	212,616
APERAM - ADR (a)	184	7,719
ArcelorMittal – ADR (a)	3,680	136,418

See Notes to Financial Statements

27

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Common Stocks — 76.5% (continued)
Materials — 7.2% (continued)
Barrick Gold Corp. (a)	2,272	116,031
BASF SE (a)	2,675	274,216
BHP Billiton Ltd. (a)	6,055	304,167
Cemex SAB de CV - ADR (a) (b)	11,648	101,105
Coeur d'Alene Mines Corp. (b)	1	32
CRH PLC (a)	4,699	114,908
Dow Chemical Co. (The)	6,450	264,385
Freeport-McMoRan Copper & Gold, Inc.	3,190	175,546
Materion Corp. (b)	3,402	142,067
Molycorp, Inc. (b)	3,892	285,284
Rio Tinto PLC (a)	2,666	194,156
Shin-Etsu Chemical Co., Ltd. (a)	2,215	114,689
Syngenta AG (a)	604	213,739
Teck Resources Ltd., Class B (a)	3,102	168,283
Vale SA - ADR (a)	3,692	123,313
		2,948,674

Telecommunication Services — 2.7%
America Movil SAB de CV - ADR (a)	2,300	131,560
China Unicom Hong Kong Ltd. - ADR (a)	8,260	168,999
Chunghwa Telecom Co., Ltd. - ADR (a)	4,240	133,772
KDDI Corp. (a)	21	139,284
NII Holdings, Inc. (b)	4,708	195,759
SK Telecom Co., Ltd. - ADR (a)	6,541	124,148
Telefonica SA (a)	4,658	125,221
Vodafone Group PLC (a)	37,585	107,730
		1,126,473

Utilities — 1.2%
AES Corp. (The) (b)	12,613	166,996
CLP Holdings Ltd. (a)	13,662	112,410
Korea Electric Power Corp. - ADR (a) (b)	8,990	108,779
Tokyo Gas Co., Ltd. (a)	22,127	97,930
		486,115
Total Common Stocks (Cost $25,897,861)		31,366,673

	Principal ($)
U.S. Treasury Obligations — 12.4%
U.S. Treasury Bond — 1.4%
8.00%, 11/15/21	390,000	549,656

U.S. Treasury Notes — 11.0%
1.38%, 2/15/12	850,000	858,035
4.13%, 8/31/12	634,000	666,146
3.13%, 8/31/13	795,000	839,409
2.25%, 5/31/14	624,000	646,425
2.50%, 4/30/15	532,000	552,615
2.75%, 11/30/16	452,000	464,924
3.50%, 2/15/18	460,000	485,911
		4,513,465
Total U.S. Treasury Obligations (Cost $5,066,026)		5,063,121

See Notes to Financial Statements

28

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2040 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Short-Term Investments — 10.7%
Money Market Funds — 10.7%
Dreyfus Cash Management, 0.10% (c)	627,518	627,518
Dreyfus Cash Management Plus, 0.08% (c)	627,519	627,519
Federated Government Obligations Fund, 0.01% (c)	3,134,636	3,134,636
Total Short-Term Investments (Cost $4,389,673)		4,389,673

Total Investments (Cost $35,353,560(d)) — 99.6%		$40,819,467

Other assets in excess of liabilities — 0.4%		152,722

NET ASSETS — 100.0%		$40,972,189

(a)	Foreign security incorporated outside the United States.
(b)	Non-income producing security.
(c)	Represents the 7 day yield at 4/30/11.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$31,366,673	$—	$—	$31,366,673
U.S. Treasury Obligations	—	5,063,121	—	5,063,121
Short-Term Investments	4,389,673	—	—	4,389,673
Total Investments	$35,756,346	$5,063,121	$—	$40,819,467

See Notes to Financial Statements

29

NestEgg Target Date Funds	Schedule of Portfolio Investments
NestEgg 2050 Fund	April 30, 2011 (Unaudited)

Security Description	Shares	Value ($)
Investment Companies — 96.0%
iShares MSCI EAFE Index Fund	28,960	1,837,802
iShares S&P 500 Index Fund	20,504	2,806,997
Total Investment Companies (Cost $4,080,306)		4,644,799

	Principal ($)
U.S. Treasury Obligations — 2.3%
U.S. Treasury Bond — 0.2%
8.00%, 11/15/21	9,000	12,685

U.S. Treasury Notes — 2.1%
1.38%, 2/15/12	20,000	20,189
4.13%, 8/31/12	15,000	15,761
3.13%, 8/31/13	19,000	20,061
2.25%, 5/31/14	15,000	15,539
2.50%, 4/30/15	13,000	13,504
2.75%, 11/30/16	11,000	11,314
3.50%, 2/15/18	5,000	5,282
		101,650
Total U.S. Treasury Obligations (Cost $114,724)		114,335

	Shares
Short-Term Investment — 4.7%
Money Market Fund — 4.7%
Federated Government Obligations Fund, 0.01% (a)	225,593	225,593
Total Short-Term Investments (Cost $225,593)		225,593

Total Investments (Cost $4,420,623(b)) — 103.0%		$4,984,727

Liabilities in excess of other assets — (3.0)%		(144,516)

NET ASSETS — 100.0%		$4,840,211

(a)	Represents the 7 day yield at 4/30/11.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Investment Companies	$4,644,799	$—	$—	$4,644,799
U.S. Treasury Obligations	—	114,335	—	114,335
Short-Term Investments	225,593	—	—	225,593
Total Investments	$4,870,392	$114,335	$—	$4,984,727

See Notes to Financial Statements

30

NestEgg Target Date Funds
Statements of Assets and Liabilities
April 30, 2011 (Unaudited)

	NestEgg Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
Assets
Investments, at cost	$16,875,037	$37,632,701	$30,463,324	$35,353,560	$4,420,623

Investments, at value	$17,766,964	$40,794,672	$33,977,187	$40,819,467	$4,984,727
Foreign currency, at value (cost at $12; $30; $26; $32 and $0, respectively)	12	31	27	32	—
Interest and dividends receivable	115,046	213,213	133,307	108,938	1,063
Receivable for capital shares issued	23,542	77,759	74,331	78,197	12,522
Receivable for investments sold	79,219	290,842	340,221	535,896	—
Reclaims receivable	3,475	11,080	10,766	14,562	—
Receivable from Investment Adviser	11,847	—	—	—	2,453
Prepaid expenses	8,384	9,127	8,555	14,133	—
Total assets	18,008,489	41,396,724	34,544,394	41,571,225	5,000,765

Liabilities
Payable for investments purchased	77,848	285,667	334,059	526,789	134,138
Payable for capital shares redeemed	480	1,126	6,271	35,318	4,866
Accrued expenses and other payables:
Investment advisory	—	10,120	6,477	9,828	—
Administration	2,831	7,152	5,490	6,373	505
Distribution and Service	148	573	454	295	16
Fund Accounting	6,373	6,422	6,422	6,415	1,737
Trustee	316	713	613	769	87
Other	13,218	11,634	13,400	13,249	19,205
Total liabilities	101,214	323,407	373,186	599,036	160,554

Net Assets	$17,907,275	$41,073,317	$34,171,208	$40,972,189	$4,840,211

Composition of Net Assets
Capital	$16,707,180	$40,745,021	$32,870,997	$37,042,661	$4,248,491
Accumulated net investment income	2,182	73,655	61,195	68,022	1,937
Accumulated net realized gains (losses) from investment transactions	305,337	(2,909,111)	(2,277,198)	(1,607,775)	25,679
Net unrealized appreciation	892,576	3,163,752	3,516,214	5,469,281	564,104
Net Assets	$17,907,275	$41,073,317	$34,171,208	$40,972,189	$4,840,211

Net Assets By Share Class:
Institutional Class Shares	$17,597,833	$40,788,806	$33,464,773	$40,206,893	$4,825,748
Class A Shares	309,442	284,511	706,435	755,928	14,463
Class C Shares	—	—	—	9,368	—
Net Assets	$17,907,275	$41,073,317	$34,171,208	$40,972,189	$4,840,211

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	1,777,608	4,024,944	3,504,077	4,031,670	393,802
Class A Shares	31,408	28,182	74,697	76,879	1,183
Class C Shares	—	—	—	963	—

Net Aset Value, Offering Price and Redemption Price per share:
Institutional Class Shares	$9.90	$10.13	$9.55	$9.97	$12.25
Class A Shares	$9.85	$10.10	$9.46	$9.83	$12.22
Class C Shares	$—	$—	$—	$9.73	$—

Maximum Sales Charge:
Class A Shares	4.75%	4.75%	4.75%	4.75%	4.75%
Class C Shares*	N/A	N/A	N/A	1.00%	N/A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$10.34	$10.60	$9.93	$10.32	$12.83

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

31

NestEgg Target Date Funds
Statements of Operations
For the Six Months Ended April 30, 2011 (Unaudited)

	NestEgg Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
Investment Income:
Dividend	$42,720	$154,579	$182,924	$280,838	$29,485
Interest	86,205	144,479	75,073	38,479	729
Foreign tax withholding	(2,724)	(8,486)	(10,374)	(15,478)	—
Total Investment Income	126,201	290,572	247,623	303,839	30,214

Expenses:
Investment advisory	52,485	117,007	95,932	114,213	10,735
Administration	10,934	24,376	19,986	23,794	2,237
Distribution - Class A Shares	376	332	819	856	12
Distribution - Class C Shares	—	—	—	33	—
Service - Class A Shares	376	332	819	856	12
Service - Class C Shares	—	—	—	11	—
Accounting	19,359	19,408	19,408	19,408	10,785
Audit expenses	10,075	9,005	9,058	9,039	8,994
Compliance services	2,402	2,846	2,685	2,803	2,093
Custodian	14,707	16,880	16,384	17,258	296
Legal expenses	1,025	2,285	1,855	2,195	183
Shareholder report printing	1,800	513	563	596	561
State registration expenses	10,257	8,444	8,770	11,391	4,688
Transfer Agent	3,247	3,405	5,237	5,623	512
Trustee	1,140	2,543	2,064	2,440	202
Insurance	555	1,238	1,005	1,189	98
Other	2,660	2,912	2,917	3,163	1,453
Total expenses before fee reductions	131,398	211,526	187,502	214,868	42,861
Expenses reduced by Adviser	(70,771)	(72,847)	(68,508)	(66,967)	(29,216)
Net Expenses	60,627	138,679	118,994	147,901	13,645

Net Investment Income	65,574	151,893	128,629	155,938	16,569

Realized and unrealized gains (losses) from investments and foreign currency transactions:
Net realized gains from investment transactions	327,490	1,279,531	1,451,930	2,290,031	25,703
Net realized losses from foreign currency transactions	(616)	(12,888)	(7,789)	(14,368)	—
Net change in unrealized appreciation from investments	8,333	644,588	1,037,871	1,863,309	397,882
Net change in unrealized appreciation from foreign currency translation	107	763	635	1,173	—
Net realized and unrealized gains	335,314	1,911,994	2,482,647	4,140,145	423,585

Net Increase in Net Assets Resulting from Operations	$400,888	$2,063,887	$2,611,276	$4,296,083	$440,154

See Notes to Financial Statements

32

NestEgg Target Date Funds
Statements of Changes in Net Assets

	NestEgg Fund		NestEgg 2020 Fund
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010
Investment Operations:
Net investment income	$65,574	$222,154	$151,893	$477,431
Net realized gains	326,874	932,086	1,266,643	2,080,273
Net change in unrealized appreciation	8,440	460,785	645,351	1,316,931
Net increase in net assets resulting from operations	400,888	1,615,025	2,063,887	3,874,635

Distributions:
From net investment income:
Institutional Class Shares	(56,833)	(231,384)	(402,698)	(487,392)
Class A Shares	(306)	(2,473)	(1,641)	(1,999)
Class C Shares*	—	(33)	—	(145)
From net realized gains:
Institutional Class Shares	(516,347)	—	—	—
Class A Shares	(9,120)	—	—	—
Decrease in net assets from distributions	(582,606)	(233,890)	(404,339)	(489,536)

Net increase (decrease) in net assets from capital transactions	682,931	(1,172,053)	986,467	2,314,956
Total increase in net assets	501,213	209,082	2,646,015	5,700,055

Net Assets:
Beginning of period	17,406,062	17,196,980	38,427,302	32,727,247
End of period	$17,907,275	$17,406,062	$41,073,317	$38,427,302
Accumulated (distributions in excess of) net investment income	2,182	(6,253)	73,655	326,101

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$2,490,991	$4,379,288	$3,842,436	$7,797,828
Dividends reinvested	573,179	231,402	402,698	487,392
Cost of shares redeemed	(2,392,194)	(5,767,289)	(3,282,273)	(5,982,502)
Institutional Class Shares capital transactions	671,976	(1,156,599)	962,861	2,302,718

Class A Shares
Proceeds from shares issued	5,933	15,971	35,886	77,657
Dividends reinvested	9,426	2,473	1,641	1,999
Cost of shares redeemed	(4,404)	(21,662)	(13,921)	(31,299)
Class A Shares capital transactions	10,955	(3,218)	23,606	48,357

Class C Shares*
Proceeds from shares issued	—	994	—	2,563
Dividends reinvested	—	23	—	145
Cost of shares redeemed	—	(13,253)	—	(38,827)
Class C Shares capital transactions	—	(12,236)	—	(36,119)

Net increase (decrease) in net assets from capital transactions	$682,931	$(1,172,053)	$986,467	$2,314,956

Share Transactions:
Institutional Class Shares
Issued	254,597	461,236	389,881	854,710
Reinvested	59,191	24,381	41,218	54,298
Redeemed	(244,025)	(606,916)	(333,046)	(652,152)
Change in Institutional Class Shares	69,763	(121,299)	98,053	256,856

Class A Shares
Issued	611	1,695	3,656	8,547
Reinvested	979	262	168	223
Redeemed	(449)	(2,297)	(1,420)	(3,441)
Change in Class A Shares	1,141	(340)	2,404	5,329

Class C Shares*
Issued	—	108	—	287
Reinvested	—	3	—	16
Redeemed	—	(1,425)	—	(4,411)
Change in Class C Shares	—	(1,314)	—	(4,108)

*	Effective as of the close of business on July 15, 2010, Class C Shares were liquidated and are no longer offered.

See Notes to Financial Statements

33

NestEgg Target Date Funds
Statements of Changes in Net Assets - (continued)

	NestEgg 2030 Fund		NestEgg 2040 Fund
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010
Investment Operations:
Net investment income	$128,629	$368,263	$155,938	$421,470
Net realized gains	1,444,141	1,608,304	2,275,663	1,949,149
Net change in unrealized appreciation	1,038,506	1,269,236	1,864,482	1,881,522
Net increase in net assets resulting from operations	2,611,276	3,245,803	4,296,083	4,252,141

Distributions:
From net investment income:
Institutional Class Shares	(306,078)	(328,072)	(374,019)	(351,270)
Class A Shares	(3,709)	(4,580)	(3,969)	(4,081)
Class C Shares*	—	(1,248)	—	(142)
Decrease in net assets from distributions	(309,787)	(333,900)	(377,988)	(355,493)

Net increase in net assets from capital transactions	1,228,801	3,498,703	891,550	3,451,274
Total increase in net assets	3,530,290	6,410,606	4,809,645	7,347,922

Net Assets:
Beginning of period	30,640,918	24,230,312	36,162,544	28,814,622
End of period	$34,171,208	$30,640,918	$40,972,189	$36,162,544
Accumulated net investment income	61,195	242,353	68,022	290,072

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$4,047,134	$9,116,786	$5,074,957	$12,147,091
Dividends reinvested	305,899	327,976	373,810	351,101
Cost of shares redeemed	(3,164,848)	(5,789,418)	(4,611,410)	(8,962,131)
Institutional Class Shares capital transactions	1,188,185	3,655,344	837,357	3,536,061

Class A Shares
Proceeds from shares issued	46,110	165,553	57,786	143,855
Dividends reinvested	3,683	4,580	3,969	4,081
Cost of shares redeemed	(9,177)	(76,429)	(7,562)	(214,575)
Class A Shares capital transactions	40,616	93,704	54,193	(66,639)

Class C Shares*
Proceeds from shares issued	—	18,576	—	1,134
Dividends reinvested	—	1,248	—	142
Cost of shares redeemed	—	(270,169)	—	(19,424)
Class C Shares capital transactions	—	(250,345)	—	(18,148)

Net increase in net assets from capital transactions	$1,228,801	$3,498,703	$891,550	$3,451,274

Share Transactions:
Institutional Class Shares
Issued	440,745	1,096,646	537,334	1,453,232
Reinvested	33,689	39,882	40,023	42,290
Redeemed	(344,664)	(698,467)	(488,292)	(1,077,640)
Change in Institutional Class Shares	129,770	438,061	89,065	417,882

Class A Shares
Issued	5,074	20,129	6,175	17,517
Reinvested	409	561	430	497
Redeemed	(1,018)	(9,349)	(815)	(25,982)
Change in Class A Shares	4,465	11,341	5,790	(7,968)

Class C Shares*
Issued	—	2,298	—	141
Reinvested	—	154	—	17
Redeemed	—	(34,643)	—	(2,539)
Change in Class C Shares	—	(32,191)	—	(2,381)

*	Effective as of the close of business on July 15, 2010, Class C Shares were liquidated and no longer offered with respect to NestEgg 2030 Fund.

See Notes to Financial Statements

34

NestEgg Target Date Funds
Statements of Changes in Net Assets - (continued)

	NestEgg 2050 Fund
	For the Six Months Ended April 30, 2011 (Unaudited)	For the Period May 7, 2010 * Thru October 31, 2010
Investment Operations:
Net investment income	$16,569	$6,716
Net realized gains	25,703	1,412
Net change in unrealized appreciation	397,882	166,222
Net increase in net assets resulting from operations	440,154	174,350

Distributions:
From net investment income:
Institutional Class Shares	(24,226)	—
Class A Shares	(96)	—
From net realized gains:
Institutional Class Shares	(1,434)	—
Class A Shares	(2)	—
Decrease in net assets from distributions	(25,758)	—

Net increase in net assets from capital transactions	2,129,608	2,121,857
Total increase in net assets	2,544,004	2,296,207

Net Assets:
Beginning of period	2,296,207	—
End of period	$4,840,211	$2,296,207
Accumulated net investment income	1,937	9,690

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$3,098,328	$2,399,062
Dividends reinvested	25,660	—
Cost of shares redeemed	(1,005,174)	(279,775)
Institutional Class Shares capital transactions	2,118,814	2,119,287

Class A Shares
Proceeds from shares issued	10,756	2,574
Dividends reinvested	98	—
Cost of shares redeemed	(60)	(4)
Class A Shares capital transactions	10,794	2,570

Net increase in net assets from capital transactions	$2,129,608	$2,121,857

Share Transactions:
Institutional Class Shares
Issued	267,875	236,392
Reinvested	2,259	—
Redeemed	(85,681)	(27,043)
Change in Institutional Class Shares	184,453	209,349

Class A Shares
Issued	941	239
Reinvested	9	—
Redeemed	(5)	(1)
Change in Class A Shares	945	238

*	Date of commencement of operations.

See Notes to Financial Statements

35

NestEgg Target Date Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
NestEgg Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$10.02	$0.04	$0.18	$0.22	$(0.04)	$(0.30)	$(0.34)	$9.90
For the year ended
10/31/2010	$9.24	$0.12	$0.79	$0.91	$(0.13)	$—	$(0.13)	$10.02
10/31/2009	$8.56	$0.13	$0.75	$0.88	$(0.20)	$—	$(0.20)	$9.24
10/31/2008	$10.44	$0.38	$(1.71)	$(1.33)	$(0.32)	$(0.23)	$(0.55)	$8.56
10/31/2007	$10.39	$0.34	$0.39	$0.73	$(0.33)	$(0.35)	$(0.68)	$10.44
10/31/2006 (d)	$10.33	$0.34	$0.50	$0.84	$(0.36)	$(0.42)	$(0.78)	$10.39

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$9.97	$0.01	$0.18	$0.19	$(0.01)	$(0.30)	$(0.31)	$9.85
For the year ended
10/31/2010	$9.20	$0.07	$0.78	$0.85	$(0.08)	$—	$(0.08)	$9.97
10/31/2009	$8.50	$0.09	$0.73	$0.82	$(0.12)	$—	$(0.12)	$9.20
10/31/2008	$10.38	$0.33	$(1.71)	$(1.38)	$(0.27)	$(0.23)	$(0.50)	$8.50
10/31/2007	$10.34	$0.29	$0.38	$0.67	$(0.28)	$(0.35)	$(0.63)	$10.38
10/31/2006 (e)	$10.28	$0.28	$0.50	$0.78	$(0.30)	$(0.42)	$(0.72)	$10.34

NestEgg 2020 Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$9.72	$0.04	$0.47	$0.51	$(0.10)	$—	$(0.10)	$10.13
For the year ended
10/31/2010	$8.86	$0.12	$0.87	$0.99	$(0.13)	$—	$(0.13)	$9.72
10/31/2009	$8.29	$0.13	$0.74	$0.87	$(0.30)	$—	$(0.30)	$8.86
10/31/2008	$11.75	$0.32	$(3.05)	$(2.73)	$(0.26)	$(0.47)	$(0.73)	$8.29
10/31/2007	$11.25	$0.25	$0.91	$1.16	$(0.25)	$(0.41)	$(0.66)	$11.75
10/31/2006 (d)	$10.27	$0.26	$0.79	$1.05	$(0.07)	$—	$(0.07)	$11.25

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$9.67	$0.01	$0.48	$0.49	$(0.06)	$—	$(0.06)	$10.10
For the year ended
10/31/2010	$8.82	$0.06	$0.88	$0.94	$(0.09)	$—	$(0.09)	$9.67
10/31/2009	$8.22	$0.08	$0.75	$0.83	$(0.23)	$—	$(0.23)	$8.82
10/31/2008	$11.65	$0.33	$(3.09)	$(2.76)	$(0.20)	$(0.47)	$(0.67)	$8.22
10/31/2007	$11.16	$0.18	$0.91	$1.09	$(0.19)	$(0.41)	$(0.60)	$11.65
10/31/2006 (e)	$10.23	$0.22	$0.77	$0.99	$(0.06)	$—	$(0.06)	$11.16

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.
(e)	Prior to March 2, 2006, Class A Shares were named Premium Shares.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

36

	Ratios/Supplemental Data
	Total Return (excludes sales charge)*	Net Assets, End of Period (000’s)	Ratio of net expenses to average net assets(a)**	Ratio of gross expenses to average net assets (a)(b)**	Ratio of net investment income to average net assets**	Portfolio turnover rate(c)*
NestEgg Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	2.24%	$17,598	0.68%	1.49%	0.76%	62%
For the year ended
10/31/2010	9.90%	$17,104	0.65%	1.55%	1.27%	189%
10/31/2009	10.43%	$16,903	0.58%	2.37%	1.43%	210%
10/31/2008	(13.33%)	$6,804	0.45%	2.66%	3.90%	88%
10/31/2007	7.34%	$6,270	0.83%	2.73%	3.34%	66%
10/31/2006 (d)	8.55%	$5,910	0.97%	2.32%	3.33%	191%

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	2.02%	$309	1.18%	1.99%	0.26%	62%
For the year ended
10/31/2010	9.21%	$302	1.15%	2.05%	0.77%	189%
10/31/2009	10.02%	$282	1.10%	2.91%	0.96%	210%
10/31/2008	(13.84%)	$344	0.95%	3.10%	3.44%	88%
10/31/2007	6.75%	$359	1.32%	3.24%	2.84%	66%
10/31/2006 (e)	8.00%	$314	1.48%	2.81%	2.82%	191%

NestEgg 2020 Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	5.32%	$40,789	0.71%	1.08%	0.78%	56%
For the year ended
10/31/2010	11.32%	$38,178	0.67%	1.17%	1.34%	188%
10/31/2009	10.91%	$32,511	0.63%	1.68%	1.67%	190%
10/31/2008	(24.63%)	$27,445	0.55%	1.23%	3.11%	52%
10/31/2007	10.77%	$34,942	0.85%	1.24%	2.19%	66%
10/31/2006 (d)	10.28%	$31,147	0.97%	1.40%	2.44%	161%

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	5.11%	$284	1.21%	1.58%	0.28%	56%
For the year ended
10/31/2010	10.77%	$249	1.17%	1.67%	0.84%	188%
10/31/2009	10.40%	$180	1.14%	2.16%	1.16%	190%
10/31/2008	(24.98%)	$155	1.05%	1.71%	2.52%	52%
10/31/2007	10.19%	$351	1.35%	1.74%	1.67%	66%
10/31/2006 (e)	9.68%	$269	1.48%	1.89%	1.93%	161%

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.
(e)	Prior to March 2, 2006, Class A Shares were named Premium Shares.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

37

NestEgg Target Date Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
NestEgg 2030 Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$8.90	$0.04	$0.70	$0.74	$(0.09)	$—	$(0.09)	$9.55
For the year ended
10/31/2010	$8.01	$0.11	$0.89	$1.00	$(0.11)	$—	$(0.11)	$8.90
10/31/2009	$7.28	$0.12	$0.79	$0.91	$(0.18)	$—	$(0.18)	$8.01
10/31/2008	$11.42	$0.19	$(3.54)	$(3.35)	$(0.16)	$(0.63)	$(0.79)	$7.28
10/31/2007	$11.46	$0.16	$1.23	$1.39	$(0.15)	$(1.28)	$(1.43)	$11.42
10/31/2006 (d)	$10.42	$0.18	$1.01	$1.19	$(0.07)	$(0.08)	$(0.15)	$11.46

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$8.80	$0.01	$0.70	$0.71	$(0.05)	$—	$(0.05)	$9.46
For the year ended
10/31/2010	$7.92	$0.06	$0.89	$0.95	$(0.07)	$—	$(0.07)	$8.80
10/31/2009	$7.19	$0.06	$0.81	$0.87	$(0.14)	$—	$(0.14)	$7.92
10/31/2008	$11.30	$0.16	$(3.54)	$(3.38)	$(0.10)	$(0.63)	$(0.73)	$7.19
10/31/2007	$11.35	$0.09	$1.24	$1.33	$(0.10)	$(1.28)	$(1.38)	$11.30
10/31/2006 (e)	$10.36	$0.12	$1.00	$1.12	$(0.05)	$(0.08)	$(0.13)	$11.35

NestEgg 2040 Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$9.01	$0.04	$1.01	$1.05	$(0.09)	$—	$(0.09)	$9.97
For the year ended
10/31/2010	$7.99	$0.11	$1.01	$1.12	$(0.10)	$—	$(0.10)	$9.01
10/31/2009	$7.16	$0.11	$0.92	$1.03	$(0.14)	$(0.06)	$(0.20)	$7.99
10/31/2008	$11.83	$0.16	$(3.98)	$(3.82)	$(0.12)	$(0.73)	$(0.85)	$7.16
10/31/2007	$11.74	$0.12	$1.44	$1.56	$(0.10)	$(1.37)	$(1.47)	$11.83
10/31/2006 (d)	$10.45	$0.13	$1.22	$1.35	$(0.06)	$—	$(0.06)	$11.74

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$8.87	$0.01	$1.00	$1.01	$(0.05)	$—	$(0.05)	$9.83
For the year ended
10/31/2010	$7.87	$0.07	$0.99	$1.06	$(0.06)	$—	$(0.06)	$8.87
10/31/2009	$7.04	$0.08	$0.90	$0.98	$(0.09)	$(0.06)	$(0.15)	$7.87
10/31/2008	$11.63	$0.12	$(3.91)	$(3.79)	$(0.07)	$(0.73)	$(0.80)	$7.04
10/31/2007	$11.57	$0.06	$1.42	$1.48	$(0.05)	$(1.37)	$(1.42)	$11.63
10/31/2006 (e)	$10.34	$0.08	$1.20	$1.28	$(0.05)	$—	$(0.05)	$11.57

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.
(e)	Prior to March 2, 2006, Class A Shares were named Premium Shares.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

38

	Ratios/Supplemental Data
	Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets(a)**	Ratio of gross expenses to average net assets (a)(b)**	Ratio of net investment income to average net assets**	Portfolio turnover rate(c)*
NestEgg 2030 Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	8.36%	$33,465	0.73%	1.16%	0.81%	54%
For the year ended
10/31/2010	12.58%	$30,023	0.69%	1.30%	1.35%	177%
10/31/2009	12.94%	$23,512	0.66%	2.15%	1.74%	187%
10/31/2008	(31.33%)	$18,005	0.70%	1.44%	2.14%	29%
10/31/2007	13.33%	$22,684	0.90%	1.44%	1.39%	72%
10/31/2006 (d)	11.51%	$19,940	0.97%	1.57%	1.64%	165%

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	8.12%	$706	1.23%	1.66%	0.32%	54%
For the year ended
10/31/2010	12.12%	$618	1.19%	1.80%	0.84%	177%
10/31/2009	12.41%	$467	1.15%	2.64%	1.26%	187%
10/31/2008	(31.76%)	$330	1.20%	1.91%	1.64%	29%
10/31/2007	12.83%	$524	1.38%	1.95%	0.88%	72%
10/31/2006 (e)	10.95%	$386	1.48%	2.05%	1.10%	165%

NestEgg 2040 Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	11.78%	$40,207	0.77%	1.12%	0.83%	51%
For the year ended
10/31/2010	14.09%	$35,524	0.74%	1.22%	1.28%	180%
10/31/2009	14.99%	$28,166	0.74%	1.99%	1.67%	190%
10/31/2008	(34.50%)	$18,907	0.75%	1.41%	1.70%	21%
10/31/2007	14.69%	$23,388	0.90%	1.40%	1.01%	70%
10/31/2006 (d)	12.97%	$21,426	0.97%	1.54%	1.23%	164%

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	11.48%	$756	1.27%	1.62%	0.33%	51%
For the year ended
10/31/2010	13.51%	$631	1.24%	1.72%	0.78%	180%
10/31/2009	14.39%	$622	1.24%	2.49%	1.20%	190%
10/31/2008	(34.76%)	$482	1.25%	1.88%	1.21%	21%
10/31/2007	14.11%	$783	1.40%	1.91%	0.49%	70%
10/31/2006 (e)	12.38%	$637	1.48%	2.02%	0.65%	164%

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.
(e)	Prior to March 2, 2006, Class A Shares were named Premium Shares.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

See Notes to Financial Statements

39

NestEgg Target Date Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
NestEgg 2040 Fund - (continued)

Class C Shares
For the six months ended
4/30/2011 (Unaudited)	$8.75	$(0.01)	$0.99	$0.98	$—	$—	$—	$9.73
For the year ended
10/31/2010	$7.79	$0.14	$0.86	$1.00	$(0.04)	$—	$(0.04)	$8.75
10/31/2009	$7.01	$0.05	$0.87	$0.92	$(0.08)	$(0.06)	$(0.14)	$7.79
10/31/2008	$11.57	$0.06	$(3.89)	$(3.83)	$—	$(0.73)	$(0.73)	$7.01
10/31/2007	$11.54	$0.00 ^	$1.42	$1.42	$(0.02)	$(1.37)	$(1.39)	$11.57
10/31/2006 (d)	$11.23	$0.00 ^	$0.31	$0.31	$—	$—	$—	$11.54

NestEgg 2050 Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	$10.96	$0.05	$1.34	$1.39	$(0.09)	$(0.01)	$(0.10)	$12.25
For the period ended
10/31/2010 (e)	$10.00	$0.03	$0.93	$0.96	$—	$—	$—	$10.96

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	$10.95	$(0.04)	$1.40	$1.36	$(0.08)	$(0.01)	$(0.09)	$12.22
For the period ended
10/31/2010 (f)	$10.66	$(0.01)	$0.30	$0.29	$—	$—	$—	$10.95

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Class C Shares commenced operations on March 15, 2006.
(e)	Institutional Class Shares commenced operations on May 7, 2010.
(f)	Class A Shares commenced operations on September 28, 2010.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Less than $0.005 per share.

See Notes to Financial Statements

40

	Ratios/Supplemental Data
	Total Return (excludes sales charge)*	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets(a)**	Ratio of gross expenses to average net assets (a)(b)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(c)*
NestEgg 2040 Fund - (continued)

Class C Shares
For the six months ended
4/30/2011 (Unaudited)	11.20%	$9	1.77%	2.12%	(0.16%)	51%
For the year ended
10/31/2010	12.92%	$8	1.74%	2.22%	0.28%	180%
10/31/2009	13.58%	$26	1.74%	2.99%	0.70%	190%
10/31/2008	(35.11%)	$21	1.75%	2.11%	0.71%	21%
10/31/2007	13.49%	$18	1.89%	2.42%	(0.09%)	70%
10/31/2006 (d)	2.76%	$7	1.95%	2.35%	(0.01%)	164%

NestEgg 2050 Fund

Institutional Class Shares
For the six months ended
4/30/2011 (Unaudited)	12.71%	$4,826	0.76%	2.38%	0.92%	8%
For the period ended
10/31/2010 (e)	9.60%	$2,293	0.74%	8.27%	1.19%	15%

Class A Shares
For the six months ended
4/30/2011 (Unaudited)	12.51%	$14	1.26%	2.88%	(0.18%)	8%
For the period ended
10/31/2010 (f)	2.72%	$3	1.24%	2.91%	(1.17%)	15%

(a)	Does not include expenses of the investment companies in which the Funds invested.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would be as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Class C Shares commenced operations on March 15, 2006.
(e)	Institutional Class Shares commenced operations on May 7, 2010.
(f)	Class A Shares commenced operations on September 28, 2010.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Less than $0.005 per share.

See Notes to Financial Statements

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NestEgg Target Date Funds

Notes to Financial Statements
April 30, 2011 (Unaudited)

1.	Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust.

As of April 30, 2011, the Trust offered sixteen (16) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”). The financial statements for the other funds can be found in a separate report.

NestEgg Fund (formerly, NestEgg 2010 Fund)
NestEgg 2020 Fund
NestEgg 2030 Fund
NestEgg 2040 Fund
NestEgg 2050 Fund

The NestEgg 2040 Fund offers three classes of shares: Institutional Class, Class A and Class C. The NestEgg Fund, NestEgg 2020 Fund, NestEgg 2030 Fund and NestEgg 2050 Fund offer Class A and Institutional Class shares only. Each share class is identical except as to distribution and service fees borne by each class. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund.

Prior to the March 2, 2006 reorganization, each Fund had been established as a “fund of funds”, which means that each Fund invested in other mutual funds, primarily passively-managed index funds.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation
Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

Securities for which market quotations are not readily available are valued at fair value by American Independence Financial Services, LLC (“AIFS” or the “Adviser”) in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

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NestEgg Target Date Funds

2.	Significant Accounting Policies (Continued):

Investment Valuation (Continued)
FASB ASC 820, “Fair Value Measurements” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities
• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of April 30, 2011, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by industry concentration.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued new guidance as an amendment to fair value measurements and disclosures. The new guidance adds new requirements for disclosure about transfers into and out of Level 1 and Level 2 fair value measurements and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. The guidance also clarifies existing fair value disclosures about the Level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, except for Level 3 reconciliation disclosures which are effective for interim and annual periods beginning after December 15, 2010. With respect to the Funds, there were no significant transfers into and out of Levels 1 and 2 during the current six month period presented. The Funds do not expect the implications of the Level 3 reconciliation disclosures to have a material impact on its financial statements.

Investment Transactions and Related Income
During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses are allocated among the classes based upon the proportion of relative net assets. Dividend income and realized gain distributions from underlying funds are recognized on the ex-dividend date.

Expenses
Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders
The NestEgg Fund declares and pays dividends from net investment income monthly. Each of the other NestEgg Target Date Funds declares and pays dividends from net investment income annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are primarily due to differing treatments for deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes
The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

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NestEgg Target Date Funds

3.	Related Party Transactions:

AIFS serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and AIFS under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to 0.60% of each Fund’s average daily net assets. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

Pursuant to the expense limitation agreement, AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses (excluding acquired fund fees on any investment company) in order to maintain the Funds’ total operating expenses at not more than the following percentages of average annual net assets through March 1, 2012:

	Institutional Class	Class A	Class C
NestEgg Fund	0.75%	1.25%	N/A
NestEgg 2020 Fund	0.78%	1.28%	N/A
NestEgg 2030 Fund	0.80%	1.30%	N/A
NestEgg 2040 Fund	0.82%	1.32%	1.82%
NestEgg 2050 Fund	0.79%	1.29%	N/A

Prior to March 1, 2011, the total operating expenses (excluding acquired fund fees and expenses) of the Funds were maintained at the following levels:

	Institutional Class	Class A	Class C
NestEgg Fund	0.65%	1.15%	N/A
NestEgg 2020 Fund	0.67%	1.17%	N/A
NestEgg 2030 Fund	0.70%	1.20%	N/A
NestEgg 2040 Fund	0.74%	1.24%	1.74%
NestEgg 2050 Fund	0.74%	1.24%	N/A

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Advisor shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed. No reimbursement will be sought for the period ended prior to March 1, 2010 for the NestEgg Fund, NestEgg 2020 Fund, NestEgg 2030 Fund and NestEgg 2040 Fund.

The following table presents amounts eligible for recovery at April 30, 2011:

	NestEgg Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
For eligible expense reimbursements expiring
October 31, 2013	$109,057	$122,244	$111,842	$110,674	$42,540
April 30, 2014	$70,771	$72,847	$68,508	$66,967	$29,216
	$179,828	$195,091	$180,350	$177,641	$71,756

AIFS has engaged Boyd Watterson Asset Management, LLC (“BWAM”) and American Yellowstone Advisors, LLC (“AYA”) to sub-advise certain allocations of the Funds’ portfolios. BWAM is responsible for the day-to-day management of the Funds with respect to the international equity allocation of each Fund’s portfolio. AYA is responsible for the day-to-day management of the domestic equity growth allocation of each Fund’s portfolio.

BWAM is located at 1801 E. 9th St., Suite 1400, Cleveland, Ohio 44114. BWAM is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, WI 53202. AYA is located at 335 Madison Avenue, Mezzanine, New York, NY 10017. AYA is a jointly owned affiliated registered investment advisor of AIFS and Yellowstone Partners, LLC (“Yellowstone”). Yellowstone is a registered investment advisory firm headquartered in Idaho Falls, Idaho. Yellowstone’s predecessor, The Fred L. Dowd Company, was founded in 1972.

The agreements between BWAM and AIFS and AYA and AIFS on behalf of the Trust were approved by shareholders at a meeting held February 22, 2011.

AIFS also provides certain administrative services necessary for the Funds’ operations. The fees for the services provided under such agreement are calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

AIFS has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to an administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. AIFS pays UMBFS and not the Funds.

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NestEgg Target Date Funds

3.	Related Party Transactions (Continued):

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, UMBFS serves as the Trust’s fund accounting agent.

Matrix Capital Group, Inc. serves as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Paul Brook as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets.

Each of the Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets.

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, and U.S. Government securities) during the six months ended April 30, 2011 were as follows:

	Purchases	Sales
NestEgg Fund	$1,488,010	$2,424,835
NestEgg 2020 Fund	5,965,306	8,425,973
NestEgg 2030 Fund	7,812,840	9,148,955
NestEgg 2040 Fund	13,344,814	14,465,459
NestEgg 2050 Fund	2,250,696	199,879

The cost of purchases and the proceeds from sales of U.S. Government securities for the six months ended April 30, 2011 were as follows:

	Purchases	Sales
NestEgg Fund	$8,548,634	$7,790,125
NestEgg 2020 Fund	14,582,511	13,253,061
NestEgg 2030 Fund	8,066,941	7,854,115
NestEgg 2040 Fund	4,707,513	5,977,821
NestEgg 2050 Fund	82,820	88,478

6.	Federal Income Taxes Information:

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2007-2010 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended April 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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NestEgg Target Date Funds

6.	Federal Income Taxes Information (Continued):

At April 30, 2011, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	NestEgg Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
Gross unrealized appreciation	$961,521	$3,344,281	$3,688,912	$5,714,014	$564,973
Gross unrealized depreciation	(74,812)	(222,885)	(214,169)	(300,033)	(869)
Net unrealized appreciation on foreign currency translations	649	1,781	2,351	3,373	—
Net unrealized appreciation on investments and foreign currency translations	$887,358	$3,123,177	$3,477,094	$5,417,354	$564,104
Cost of investments	$16,880,255	$37,673,306	$30,502,470	$35,405,486	$4,420,623

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 were as follows:

	NestEgg Fund		NestEgg 2020 Fund		NestEgg 2030 Fund		NestEgg 2040 Fund		NestEgg 2050 Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Distributions paid from:
Ordinary Income	$233,890	$277,239	$489,536	$990,406	$333,900	$465,175	$355,493	$427,911	$—	$—
Net long-term capital gains	—	—	—	—	—	—	—	133,697	—	—
Total taxable distributions	233,890	277,239	489,536	990,406	333,900	465,175	355,493	561,608	—	—
Total distributions paid	$233,890	$277,239	$489,536	$990,406	$333,900	$465,175	$355,493	$561,608	$—	$—

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

	NestEgg Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
Undistributed ordinary income	$155,293	$346,544	$262,237	$320,759	$11,102
Undistributed long-term capital gains	370,109	—	—	—	—
Tax accumulated earnings	525,402	346,544	262,237	320,759	11,102
Accumulated capital and other losses	—	(4,135,416)	(3,679,002)	(3,819,772)	—
Unrealized appreciation on investments	855,722	2,456,154	2,413,678	3,507,990	166,222
Unrealized appreciation on foreign currency	689	1,466	1,809	2,456	—
Total accumulated earnings (deficit)	$1,381,813	$(1,331,252)	$(1,001,278)	$11,433	$177,324

As of October 31, 2010, the following Funds had net capital loss carryovers:

	NestEgg Fund	NestEgg 2020 Fund	NestEgg 2030 Fund	NestEgg 2040 Fund	NestEgg 2050 Fund
For losses expiring October 31, 2017	$—	$4,135,416	$3,679,002	$3,819,772	$—
	$—	$4,135,416	$3,679,002	$3,819,772	$—

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2010, the NestEgg, NestEgg 2020, NestEgg 2030, and NestEgg 2040 Funds utilized $397,901, $2,063,323, $1,610,043, and $1,935,598, respectively, of their capital loss carryovers.

7.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

8.	Subsequent Events:

Subsequent events occurring have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued. There were no additional subsequent events to report that would have a material impact on the Funds’ Financial Statements and Notes to Financial Statements.

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NestEgg Target Date Funds

9.	Results of Special Meeting of Shareholders:

A special meeting of the shareholders of the NestEgg Target Date Funds (the “Meeting”) was held on February 22, 2011 for the purpose of approving new investment sub-advisory agreements between AIFS and BWAM and AIFS and AYA on behalf of the Funds. Information regarding the details of the results of the shareholder votes is set forth below. The requisite number of shares was represented and proposal approved.

Voting results to approve new investment sub-advisory agreement between AIFS and BWAM:

Fund	For	Against	Abstain	Broker Non-Votes
NestEgg Fund	1,678,634	None	None	None
NestEgg 2020 Fund	3,733,026	None	None	None
NestEgg 2030 Fund	3,232,847	None	None	None
NestEgg 2040 Fund	3,831,100	None	None	None
NestEgg 2050 Fund	288,318	None	None	None

Voting results to approve new investment sub-advisory agreement between AIFS and AYA:

Fund	For	Against	Abstain	Broker Non-Votes
NestEgg Fund	1,678,634	None	None	None
NestEgg 2020 Fund	3,733,026	None	None	None
NestEgg 2030 Fund	3,232,847	None	None	None
NestEgg 2040 Fund	3,831,100	None	None	None
NestEgg 2050 Fund	288,318	None	None	None

47

NestEgg Target Date Funds

Additional Fund Information (Unaudited)

Portfolio Summaries
The NestEgg Target Date Funds invested, as a percentage of net assets, in the following as of April 30, 2011:

NestEgg Fund
Portfolio Diversification	% of Net Assets
U.S. Treasury Obligations	64.6%
Common Stocks	25.9
Money Markets	8.7
Total Investments	99.2%
Other assets in excess of liabilities	0.8
Net Assets	100.0%

NestEgg 2020 Fund
Portfolio Diversification	% of Net Assets
U.S. Treasury Obligations	47.6%
Common Stocks	41.8
Money Markets	9.9
Total Investments	99.3%
Other assets in excess of liabilities	0.7
Net Assets	100.0%

NestEgg 2030 Fund
Portfolio Diversification	% of Net Assets
Common Stocks	58.6%
U.S. Treasury Obligations	29.5
Money Markets	11.3
Total Investments	99.4%
Other assets in excess of liabilities	0.6
Net Assets	100.0%

NestEgg 2040 Fund
Portfolio Diversification	% of Net Assets
Common Stocks	76.5%
U.S. Treasury Obligations	12.4
Money Markets	10.7
Total Investments	99.6%
Other assets in excess of liabilities	0.4
Net Assets	100.0%

NestEgg 2050 Fund
Portfolio Diversification	% of Net Assets
Investment Companies	96.0%
U.S. Treasury Obligations	2.3
Money Markets	4.7
Total Investments	103.0%
Liabilities in excess of other assets	(3.0)
Net Assets	100.0%

48

NestEgg Target Date Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on November 30, 2010 at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period* 11/1/2010- 4/30/2011	Expense Ratio During Period**† 11/1/2010- 4/30/2011
NestEgg Fund	Institutional Class Shares	$1,000.00	$1,022.40	$3.41	0.68%
	Class A Shares	$1,000.00	$1,020.20	$5.91	1.18%

NestEgg 2020 Fund	Institutional Class Shares	$1,000.00	$1,053.20	$3.61	0.71%
	Class A Shares	$1,000.00	$1,051.10	$6.15	1.21%

NestEgg 2030 Fund	Institutional Class Shares	$1,000.00	$1,083.60	$3.77	0.73%
	Class A Shares	$1,000.00	$1,081.20	$6.35	1.23%

NestEgg 2040 Fund	Institutional Class Shares	$1,000.00	$1,117.80	$4.04	0.77%
	Class A Shares	$1,000.00	$1,114.80	$6.66	1.27%
	Class C Shares	$1,000.00	$1,112.00	$9.27	1.77%

NestEgg 2050 Fund	Institutional Class Shares	$1,000.00	$1,127.00	$4.01	0.76%
	Class A Shares	$1,000.00	$1,125.10	$6.64	1.26%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

49

NestEgg Target Date Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Actual Expenses
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period* 11/1/2010- 4/30/2011	Expense Ratio During Period**† 11/1/2010- 4/30/2011
NestEgg Fund	Institutional Class Shares	$1,000.00	$1,021.60	$3.41	0.68%
	Class A Shares	$1,000.00	$1,019.10	$5.91	1.18%

NestEgg 2020 Fund	Institutional Class Shares	$1,000.00	$1,021.50	$3.56	0.71%
	Class A Shares	$1,000.00	$1,019.00	$6.06	1.21%

NestEgg 2030 Fund	Institutional Class Shares	$1,000.00	$1,021.40	$3.66	0.73%
	Class A Shares	$1,000.00	$1,018.90	$6.16	1.23%

NestEgg 2040 Fund	Institutional Class Shares	$1,000.00	$1,021.20	$3.86	0.77%
	Class A Shares	$1,000.00	$1,018.70	$6.36	1.27%
	Class C Shares	$1,000.00	$1,016.20	$8.85	1.77%

NestEgg 2050 Fund	Institutional Class Shares	$1,000.00	$1,021.20	$3.81	0.76%
	Class A Shares	$1,000.00	$1,018.80	$6.31	1.26%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.

50

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NestEgg Target Date Funds

Investment Adviser and Administrator:
American Independence Financial Services, LLC
335 Madison Avenue, Mezzanine
New York, NY 10017

Custodians:
INTRUST Bank NA
105 North Main Street
Wichita, KS 67202

BNY Mellon Asset Servicing
One Boston Place, 11th Floor
AIM 024-0112
Boston, MA 02108

Transfer Agent:
Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, MA 02171

Distributor:
Matrix Capital Group, Inc.
420 Lexington Avenue, Suite 601
New York, NY 10170

FOR ADDITIONAL INFORMATION, CALL:
1-866-410-2006

This material must be preceded or accompanied by a current prospectus.

NE SAR 43011

Item 2.  Code of Ethics.

Not applicable – only for annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5.  Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

The Schedules of Investments has been provided under Item 1 of this Form N-CSR for the American Independence Funds and NestEgg Target Date Funds.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable – only for annual reports.

(a)(2)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3)	Not applicable – only for annual reports.

(b)
Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  American Independence Funds Trust

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric M. Rubin
Eric M. Rubin
President

Date: July 7, 2011

By (Signature and Title)

/s/ John Pileggi
John Pileggi
Treasurer

Date: July 7, 2011